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                        ELECTRONIC DISTRIBUTOR AGREEMENT

     This Agreement made as of this 19th day of May, 1999 (the "Effective Date"), by and between Corel Corporation having its principal place of business at 1600 Carling Avenue, Ottawa, Ontario, K1Z 8R7 and its wholly-owned subsidiary Corel Corporation Limited having its principal place of business at Europa House, Harcourt Street, Dublin 2, Ireland (together "COREL") and ShopNow.com Inc. ("Distributor"), having its principal place of business at 411 First Avenue South, Suite 200N, Seattle, WA 98104.

BACKGROUND:

1. COREL desires to secure electronic distribution of certain of its software through an on-line store;

2. Distributor desires to obtain certain software from COREL for electronic distribution through an online store which it develops and operates and in connection with which it provides services.

NOW THEREFORE, in consideration of the mutual promises, covenants and obligations contained herein the parties agree as follows:

1.    INTERPRETATION

1.01  DEFINITIONS. As used herein:

      (a) "Affiliate" means a third party affiliate as defined in Section 2.01(v) of this Agreement.

      (b)    "Agreement" means this agreement and any Schedule attached hereto.

      (c) "Authorized COREL Distributor" means a distributor who has entered into a distributor agreement with COREL to distribute shrink-wrapped software and who remains in good standing under such agreement.

      (d) "COREL Database" means the database defined in Section 5.10 of this Agreement.

      (e) "COREL Marks" means the trade names and trade-marks related to COREL and the Software.

      (f) "COREL Materials" means any graphics, text or materials provided by COREL to Distributor in connection with the Store, including, but not limited to the Software and Products.

      (g) "Customer" means any person or entity who purchases Software, Products, Merchandise, Technical Support Products and/or Distributor Products through Distributor System from Distributor and/or Reseller for its own personal or business use and not for resale.

      (h) "Customer Information" means any information relating to Customers and/or end users obtained by Distributor during the term of this Agreement, including without limitation, names, telephone numbers, addresses, e-mail addresses or information that may otherwise be used to identify Customer in any manner whatsoever.

      (i) "Customer Information Processing" means any method of gathering, storage, retrieval, dissemination and transfer of Customer Information whatsoever used by Distributor in the course of carrying out its obligations under this Agreement.

      (j) "Decryption Key" means the key provided to Customers by Distributor which will permit Customers to unlock and access the Software.

      (k) "Development" means those development services, including, but not limited to functionality development, look and feel development and web page development, provided by Distributor to COREL as set forth in this Agreement and in the Market Requirements Document ("MRD") attached hereto as Schedule "H"

      (l)    "Distributor Database" means the database as defined in Section
             5.11 of this Agreement.

      (m) "Distributor Products" means those third party products approved by COREL and offered for distribution by Distributor from the Store and listed in Schedule "P", which shall not include products that compete with any of the Software and Merchandise.



* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO PORTIONS OF
  THIS EXHIBIT
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      (n)    "Distributor System" means the system used by Distributor for the receipt and delivery of on-line orders for the Software and processing of credit card information for all Software, Merchandise and/or Technical Support Product orders by Customers.

      (o) "Distributor Web Site" means the web site used by Distributor to permit customers to access the Store.

      (p) "Electronic Distributor Materials" means Distributor provided computer readable materials which have received prior written approval from COREL to be included in a Product.

      (q) "Electronic Software Distribution" (or "ESD") means the electronic delivery of Products, using on line services, the Internet, phone lines, cable systems, servers, satellite, or other public or private access network or electronic communication media.

      (r) "End User License Agreement (or "EULA")" means COREL's end user license as modified by COREL from time to time.

      (s) "Marketing Services" means those marketing services provided by Distributor to COREL as set forth in this Agreement and Schedule "J" attached hereto.

      (t)    "Merchandise" means those COREL products listed in Schedule "E".

      (u) "Merchandise Prices" means the amount payable by Distributor pursuant to Section 7 of this Agreement and according to the pricing schedule set out in Schedule "E" for each unit of the Merchandise which is distributed by Distributor.

      (v) "Product" means a copy of the Software and End User License Agreement packaged in computer readable form for Electronic Software Distribution in accordance with the terms of this Agreement.

      (w) "Professional Services" means those services provided by Distributor to COREL as set forth in this Agreement and in Schedule "K" hereto.

      (x) "Reseller" means any electronic reseller who has entered into an agreement with Distributor, who remains in good standing under such agreement and who offers Schedule "A" Software for resale to Customers.

      (y) "Software" means collectively, the object code version of the COREL electronic software products listed in Schedule "A"("Schedule "A" Software"), the object code version in any form or format of any of the Hard Good software products listed in Schedule "B" ("Schedule "B" Software") and the object code version in any form or format of any of the COREL Premium software products listed in Schedule "C" ("Schedule "C" Software"). In those instances where the term "Software" is used, such reference shall include Schedule "A" , Schedule "B" and Schedule "C" software. In those instances where only Schedule "A", Schedule "B" or Schedule "C" Software is indicated, such reference shall refer only to that software so specified.

      (z) "Software Prices" means the amount payable by Distributor pursuant to Section 7 of this Agreement and according to the pricing schedule set out in Schedule "A" , Schedule "B" and/or Schedule "C" for each copy of the Software which is distributed by Distributor.

      (aa) "Store" means an online store prepared as part of the Development and branded with the COREL name that resides on the Distributor's System, that appears to the Customer as COREL's web site and from which Distributor shall distribute Software, Merchandise and Technical Support Products to Customers.

      (bb) "Technical Support Products" means those COREL technical support products listed in Schedule "I".

      (cc) "Technical Support Products Prices" means the amount payable by Distributor pursuant to Section 7 of this Agreement and according to the pricing schedule set out in Schedule "I" for each Technical Support Product distributed by Distributor.

      (dd)   "Territory" means worldwide, subject to Section 5.07 herein.

      (ee) "Web Pages" means those web pages provided by COREL to Distributor during the term of this Agreement, including any modifications thereto, and all web pages developed by Distributor for the Store during the term of this Agreement including the user interface layer which includes the HTML, ASP, Java code, CGI scripts and all other code and images contained therein.


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1.02  SCHEDULES.  The following Schedules are appended to and form part of this
      Agreement.

      Schedule "A"  -  Electronic Software and Software Prices
      Schedule "B"  -  Hard Goods Software and Software Prices
      Schedule "C"  -  Premium Software and Software Prices
      Schedule "D"  -  Shrink-wrap Software and Suggested List Prices
      Schedule "E"  -  Merchandise and Merchandise Prices
      Schedule "F"  -  Distributor Reports, Services and Sample Letter of
                       Destruction
      Schedule "G"  -  Guidelines for Using COREL Trade Marks and COREL Logos
      Schedule "H"  -  MRD
      Schedule "I"  -  Technical Support Products and Technical Support Product
                       Prices
      Schedule "J"  -  Marketing Services
      Schedule "K"  -  Professional Services
      Schedule "L"  -  Designated Project Team
      Schedule "M"  -  Privacy Policy
      Schedule "N"  -  Technical Architecture
      Schedule "O"  -  Waiver of Moral Rights
      Schedule "P"  -  Distributor Products
      Schedule "Q"  -  Guidelines for Using Distributor Trademarks and
                       Distributor Logos
      Schedule "R"  -  Customer Service
      Schedule "S"  -  Stock Balancing

2.    APPOINTMENT

2.01 LICENSE AND APPOINTMENT. Subject to the terms and conditions hereof, COREL hereby grants to Distributor and Distributor accepts from COREL:

      (i) a non-exclusive license to reproduce and digitally encrypt the EULA, Schedule "A" Software and Schedule "C" Software only in computer readable form for the purposes of distribution only through Electronic Software Distribution as part of a Product as permitted under this Agreement;

      (ii) a non-exclusive right to distribute the EULA, Schedule "A" Software and Schedule "C" Software as part of a Product only through Electronic Software Distribution and only from the Store to Customers within the Territory. Distributor agrees not to distribute the EULA or Schedule "A" Software or Schedule "C" Software other than in computer readable form as part of a Product;

      (iii) a non-exclusive license to distribute the Schedule "B" Software, the Merchandise and the Technical Support Products only through the Distributor System to Customers within the Territory;

      (iv) a non-exclusive right to distribute the Schedule "A" Software as part of a Product only though Electronic Software Distribution to Customers who have purchased such products from Resellers within the Territory. Distributor agrees not to distribute the Schedule "A" Software other than in computer readable form as part of a Product.

      (v) a non-exclusive right to authorize those third party affiliates ("Affiliates") which have entered into an agreement with Distributor to create a link provided by Distributor from Affiliate's web site to the Store.

2.02 COREL INTELLECTUAL PROPERTY. Distributor acknowledges that COREL is the owner of all intellectual property, including, without limitation, patents and copyright, relating to the Software and the trade-marks used in association with the Software. Distributor shall have no rights in respect of such intellectual property, patents or copyright other than to act as a distributor of the Software and to deliver the Software subject to the EULA.

      To the extent that Distributor may have any right or interest in the Web Pages, Distributor hereby sells, transfers and irrevocably assigns all such right and interest to COREL worldwide and in perpetuity. Distributor agrees that all agents, employees, sub-contractors or any individuals involved with such Web Pages and all modifications, adaptations, derivations and changes thereto, shall execute the Waiver of Moral Rights as set out in Schedule "0" attached hereto. Copies of such Waiver of Moral Rights shall be made available to COREL, upon COREL's request.

2.03 DISTRIBUTOR INTELLECTUAL PROPERTY. Subject to Section 2.02, COREL agrees that Distributor is the owner of all intellectual property, including, without limitation, patent, copyright and trade marks relating to Distributor's System and any component thereof included but not limited to any code (including any code of Distributor's licensors which may be included therein) and all other software and proprietary processes and content of Distributor and its licensors used in or in connection with the hosting or distribution of Software, Products, Merchandise or Technical Support Products on or from the Store (collectively, "Distributor Technology"). COREL shall have no rights in respect of such intellectual property. All right, title and interest including


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      copyright and any other intellectual property interest, in and to all
      Development, except Web Pages remain the property of the Distributor. Notwithstanding the foregoing, to the extent that this section 2.03 and the Agreement does not vest all right, title and interest in the Web Pages in Corel, Distributor hereby assigns all right, title and interest in the Web Pages to Corel.

2.04 END USER LICENSE AGREEMENT. Distributor shall ensure that each copy of the Software distributed to Customers shall be accompanied by a copy of the EULA in accordance with Section 5.04.

2.05 DEVELOPMENT AND ON-LINE STORE. Distributor agrees that for the term of this Agreement it shall not provide any technology developed for COREL as part of the Development but to which it retains ownership pursuant to
      Section 2.03 to any direct competitor of COREL. For purposes of this Agreement, a direct competitor shall mean; (i) Adobe and its affiliates;
      (ii) Microsoft and its affiliates; (iii) the Learning Company and its affiliates: (iv) IMSI and its affiliates including Art Today; (v) Eyewire; and (vi) Xoom.com. For purposes of this Section 2.05, affiliate shall mean a party that controls, is controlled by or is under common control with another party.

2.06 DISTRIBUTOR AGREEMENTS. All Resellers of Distributor must be subject to binding written agreements with Distributor that include provisions consistent with the material substance of Sections 2, 3, 4, 5.04, 5.07, 8, 9, 10, 11, 12 and 13 of this Agreement, and such agreements must be materially no less protective of COREL's rights in the Software than are the terms and conditions of this Agreement.

3.    TRADEMARKS

3.01 COREL MARKS. During the term of this Agreement, COREL grants Distributor a non-exclusive license to display the COREL Marks only for the distribution and marketing of the Software as part of a Product through ESD.

3.02 NON-ALTERATION. Distributor agrees not to alter the COREL Marks, copyright notices or designs of any Software. Distributor acknowledges and agrees that COREL retains all of its right, title and interest in the COREL Marks, and all use of the COREL Marks by Distributor shall inure to the benefit of COREL.

3.03 MARK POLICIES AND STANDARDS. Distributor shall display the COREL Marks in accordance with the Guidelines for Using COREL Trade-marks and COREL Logos set forth in Schedule "G" or otherwise in effect from time to time. COREL retains the right to specify and approve the quality and standards of all materials on which the COREL Marks are displayed and to inspect samples of such materials from time to time. Failure of Distributor to adhere to such standards of quality shall be grounds for COREL to terminate Distributor's rights to use such COREL Marks and to terminate this Agreement. In order to enable COREL to protect its rights in the COREL Marks, Distributor will advise COREL in writing of every country in which it markets or distributes the Software or uses the COREL Marks.

3.04 VALIDITY AND ENFORCEABILITY OF MARKS. Distributor shall not at any time during or after the term of this Agreement assert any claim or interest in or to any of the COREL Marks or institute any proceeding reasonably calculated to adversely affect the validity or enforceability of any of the COREL Marks. Distributor shall not register, seek to register, or cause to be registered any of COREL's trade-marks, logos, copyrights, including the COREL Marks without COREL's prior written consent. Distributor shall not adopt or use such trade-marks, trade names, logos or insignia or any confusingly similar work or symbol, as part of Distributor's company or partnership name.

3.05 INFRINGEMENT AND FURTHER ASSURANCES. Distributor agrees to report all infringement or improper or unauthorized use of COREL's trade-marks, trade names, logos or insignia, including the COREL Marks which come to the attention of Distributor. Distributor further agrees to execute all documents and further assurances required by COREL to register or protect COREL's rights.

3.06 DISTRIBUTOR MARKS. During the term of this Agreement, Distributor grants COREL a non-exclusive license to display the trade names, trademarks, logos, service marks and product designations of Distributor and its licensors (collectively, the "Distributor Marks").

3.07 NON-ALTERATION. COREL agrees not to alter the Distributor Marks. COREL acknowledges and agrees that Distributor retains all of its right, title and interest in the Distributor Marks, and all use of the Distributor Marks by COREL shall inure to the benefit of Distributor.

3.08 MARK POLICIES AND STANDARDS. COREL shall display the Distributor Marks in accordance with the Guidelines for Using Distributor Trade-marks and Distributor Logos set forth in Schedule "Q" or otherwise in effect from time to time. Distributor retains the right to specify and approve the quality and standards of all materials on which the Distributor Marks are displayed and to inspect samples of such materials from time to time. Failure of COREL to adhere to such standards of quality shall be grounds for Distributor to terminate COREL'S rights to use such Distributor Marks and to terminate this Agreement.


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3.09  VALIDITY AND ENFORCEABILITY OF MARKS. COREL shall not at any time during or after the term of this Agreement assert any claim or interest in or to any of the Distributor Marks or institute any proceeding reasonably calculated to adversely affect the validity or enforceability of any of the Distributor Marks. COREL shall not register, seek to register, or cause to be registered any of Distributor's trade-marks, logos, copyrights, including the Distributor Marks without Distributor's prior written consent. COREL shall not adopt or use such trademarks, trade names, logos or insignia or any confusingly similar work or symbol, as part of COREL's company or partnership name.

3.10 INFRINGEMENT AND FURTHER ASSURANCES. COREL agrees to report all infringement or improper or unauthorized use of Distributor's trade-marks, trade names, logos or insignia, including the Distributor Marks which come to the attention of COREL. COREL further agrees to execute all documents and further assurances required by Distributor to register or protect Distributor's rights.

3.11 DISTRIBUTOR MARKS. COREL agrees that Distributor shall be permitted to display the Distributor Marks in the form of a static graphic on the Store which is not hyperlinked, upon prior written approval by COREL, to indicate that the Store is developed and maintained by Distributor, to indicate Distributor Products, and to otherwise identify Distributor in connection with the Store. Such static graphic shall be no more than 80 x 60 pixels on the main page of the Store and no more than 80 x 30 pixels on any other page of the Store. Distributor acknowledges and agrees that such rights of display of the Distributor Marks on the Store shall in no way confer to Distributor any right, title or interest in or to the Web Pages or any modification thereof.

4.    TERM OF AGREEMENT

4.01  EFFECTIVE DATE. This Agreement shall be effective as of the Effective
      Date.

4.02 INITIAL TERM. The initial term of this Agreement shall commence upon the Effective Date and shall continue, subject to Section 14, for a period of twelve (12) months from such date.

4.03 RENEWAL. Subject to Section 14, this Agreement shall be renewed for subsequent periods of twelve (12) months at the end of the prior twelve
      (12) month term unless either party notifies the other prior to the expiry of the term that it does not wish to renew the Agreement for a further twelve (12) month term.

5.    RESPONSIBILITIES OF DISTRIBUTOR

5.01 DEVELOPMENT. Distributor agrees to provide COREL the Development as further described in Schedule "H" attached hereto. In addition, Distributor agrees to provide COREL with forty (40) hours of user interface redesign Development which includes a complete or significant overhaul of the look and feel Development in each three (3) month period of this Agreement at no additional cost to COREL. Distributor agrees that COREL is the sole and exclusive owner of all right, title and interest in the Web Pages and any web pages provided by COREL to Distributor under this Agreement including but not limited to any modification thereof.

      Distributor agrees that COREL may request, at any time, additional functionality Development for the Store which has not been included herein. Implementation of any such additional functionality Development and deadlines relating thereto will be agreed in writing by both parties prior to Distributor commencing any such functionality Development. COREL shall pay Distributor for any additional Development in accordance with
      Section 7.02 and Schedule "K".

5.02 PROFESSIONAL SERVICES. Distributor agrees to provide COREL the Professional Services as further described in Schedule "K" attached hereto.

5.03 MARKETING SERVICES. Distributor agrees to provide COREL the Marketing Services as further described in Schedule "J" attached hereto.

5.04 ACCEPTANCE OF EULA. Distributor shall display to Customer the applicable EULA as provided by COREL for the Software prior to download and/or purchase of the Software by Customer. Distributor shall require all Customers to either accept or reject the terms and conditions of the EULA via a point and click mechanism or other mechanism acceptable to COREL prior to download and/or purchase and, in the event Customer rejects the EULA, Customer shall not be permitted to download or purchase the Software. Distributor agrees that the mechanism used by Distributor to require Customers to accept or reject the EULA shall be in a form which will record and store all Customers acceptance of the EULA for future reference.

5.05 RESTRICTIONS. Distributor shall distribute the Software only as permitted under this Agreement and shall not alter the Software, Software packaging or EULA or any part thereof. Distributor shall not rent the Software or Products or knowingly distribute or resell to anyone who rents same or infringes COREL's rights. Distributor shall immediately discontinue all access to Distributor System and distribution of Software or Products to Customers who rent same or infringe COREL's rights. Distributor shall impose this same restriction on all Customers, other than end users, who purchase Products or Software from Distributor.


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5.06  ENCRYPTION. Distributor shall be entitled to encrypt the EULA and
      Software for ESD as part of Product provided that the additions in no way alter the features or functionality of the Software or EULA or create any obligations, warranties or representations on behalf of COREL.

5.07 COMPLIANCE WITH LAWS. Distributor shall comply with all laws, rules, regulations and industry standards existing with respect to the Software, the Merchandise, the Technical Support Products and the performance by Distributor of its obligations hereunder, including without limitation, data protection and Customer Information Processing, existing in the jurisdictions where Distributor carries on activities under this Agreement and where Software, the Merchandise and/or the Technical Support Products is resold or distributed from time to time. In particular, Distributor shall not export or re-export the Software, the Merchandise and/or the Technical Support Products, either directly or indirectly, to countries to which the United States has prohibited export, including, but not limited to, Cuba, Iran, Iraq, Libya, Syria and North Korea.

5.08 UPGRADES. In the distribution by Distributor of any Software upgrade products, Distributor shall comply with all requirements on the resale of such upgrades which COREL generally imposes on other distributors of Software upgrades. Distributor shall impose this same restriction on all Customers, who purchase Software from Distributor.

5.09 PAYMENT AND CREDIT CARD PROCESSING. Distributor shall be responsible for processing all Customer orders and payment transactions using payment methods mutually agreed to by the parties as provided in Schedule "H".

5.10 COREL DATABASE. Distributor shall develop and maintain a database which shall contain all Customer Information relating to the Software and Products collected by Distributor ("COREL Database"). Distributor agrees that: (i) all information collected by Distributor identifying Products, Serial Numbers, Customers or particulars about Customers is the Proprietary Information of COREL and shall be governed by Section 8 herein; (ii) upon termination or expiration of this Agreement, Distributor shall immediately provide all Customer Information contained on the COREL Database, and any other Customer Information under the possession or control of Distributor, to COREL provided that Distributor may retain a copy of the COREL Database for verification purposes regarding this Agreement; (iii) Distributor may maintain compilations of data regarding Customers or Products with other data for business purposes only provided that such compilations do not specifically identify Customers or Products; (iv) Distributor shall not distribute, sell or otherwise deal with the Customer Information other than to use the database information to provide reports to COREL; and (v) COREL is in no way restricted in the use of the COREL Database. Distributor agrees to provide COREL with a copy of the COREL Database upon fourteen (14) days written notice to Distributor in a form specified by COREL. Notwithstanding any other limitations in this Agreement, the restrictions on Distributor's ability to disclose or use any information in the COREL Database shall not apply to information that Distributor obtained independently from this Agreement.

5.11 DISTRIBUTOR DATABASE. Distributor shall develop and maintain a database which shall contain all Customer Information relating to the Distributor Products distributed pursuant to this Agreement and any Software, Products, Merchandise and Technical Support Products distributed by Distributor from any of its properties and collected by Distributor ("Distributor Database"). Distributor agrees that: (i) all information collected by Distributor identifying Distributor Products, Customers or particulars about Customers is the Proprietary Information of Distributor and shall be governed by Section 8 herein; (ii) COREL shall have a non-exclusive, worldwide, perpetual right to use, copy, publish and distribute the Distributor Database and that COREL shall in no way be restricted in its use of the Distributor Database; and (iii) upon termination or expiration of this Agreement, Distributor shall immediately provide all Customer Information contained on the Distributor Database, and any other Customer Information under the possession or control of Distributor, to COREL. Distributor agrees to provide COREL with a copy of the Distributor Database upon fourteen (14) days written notice to Distributor in a form specified by COREL.

5.12 REPORTS. Distributor shall provide COREL with reports as further described in Schedule "F" hereto.

5.13 PROMOTION. Unless discontinued by COREL pursuant to Section 7.03 herein or as otherwise agreed to by the parties, Distributor shall make all Software available for purchase by Customers from Distributor at all times.

5.14 ACCOUNT MANAGER. The parties agree to assign a dedicated account manager as the point of contact for the other party regarding this Agreement. Such account managers shall have the authority to approve any look and feel Development modifications proposed by the other party in accordance with Section 17.02.

5.15 DISTRIBUTOR SYSTEM AND WEB SITE. Distributor represents that it has a fully functional Distributor System and Distributor Web Site as of the Effective Date and that Distributor shall use best efforts to maintain Distributor System and Distributor Web Site sufficient to enable Customers to access, purchase and download Products. Distributor shall provide all Customer, Reseller and/or Affiliates support for use of Distributor System and Distributor Web Site including, but not limited to, credit card processing and downloading of Products on Customer's hard disk.


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5.16  DISTRIBUTOR SYSTEM OR WEB SITE FAILURE. In the event Distributor System or Distributor's Web Site ceases to be available to Customers by reason of some failure of equipment or services (whether or not caused by Distributor or constituting force majeure as described in Section 17.05), Distributor will use its best efforts to restore the Distributor System and/or Distributor Web Site to normal operating condition as soon as is reasonably practical. Distributor shall immediately advise COREL of any such failure and provide failure reports as more fully described in Schedule "F" hereto. In the event of any such failure for reasons other than reasons constituting force majeure and for reasons other than those within Distributor's control, including but not limited to the performance or non-performance of Distributor's contractors including Internet service providers ("ISPs") and/or subcontractors, Distributor shall incur and pay to COREL those downtime charges as set forth in Schedule "F" hereto. In addition, Distributor agrees that in the event Distributor's Web Site or the Store is down and unavailable for Customers to access and purchase for a total of eight (8) hours or more in any month of this Agreement for reasons other than reasons constituting force majeure and for reasons other than those within Distributor's control, including but not limited to the performance or non-performance of Distributor's contractors including ISPs) and/or subcontractors, COREL shall be entitled to terminate this Agreement in accordance with Section 14.01.2.

5.17  DISTRIBUTOR SYSTEM MAINTENANCE. Distributor shall provide twenty four
      (24) hours notice to COREL of any planned interruption of Distributor System, Distributor Web Site or Store for maintenance or any other purpose. However, during any maintenance period, Distributor shall ensure that the Store continues to operate in the normal course of business.

5.18 SECURITY. Distributor represents it shall provide a secure system for all Customer transactions, including, but not limited to, customer and credit card information entry, using industry standard security technology and shall update such technology on a regular basis. In the event Customer Information is unable to be entered in a secure environment, Distributor shall provide Customer with Distributor's Customer Service number. In addition, Distributor agrees to display on the Store a security guarantee disclaimer approved by COREL in writing. Such security guarantee shall certify to Customers that any Customer transactions on the Store are done in a secure manner in accordance with industry standard security practices. Schedule "N" describes more fully the Distributor's security technology.

5.19 VIRUS SCAN. Distributor shall scan all Products prior to distribution to Customers for the presence of viruses.

5.20 PRESS RELEASES. Each party agrees that all information released to the media or the general public regarding this Agreement or the other party, including press releases, shall require prior written approval by the other party.

5.21 SERIAL NUMBERS. COREL shall provide Distributor with an initial block of serial numbers for the Software ("Serial Numbers"). Thereafter, Distributor shall request subsequent blocks of Serial Numbers from COREL as required. Distributor shall ensure that each copy of the Software distributed to Customer is assigned a Serial Number specific to each copy of the Software, as provided to Distributor by COREL and that each Serial Number is assigned to only one copy of the Software.

5.22 NO DISTRIBUTION OF COUNTERFEITS. Distributor agrees that (i) it shall not engage in the manufacture or knowingly engage in the use of counterfeited, pirated or illegal Software; (ii) it shall not knowingly engage in the distribution, supply or transfer of counterfeit, pirated or illegal Software; and (iii) it shall not knowingly supply any Software to Customers who engage in the use, manufacture, distribution or other supply or transfer of counterfeit, pirated or illegal software.

5.23 ANTI-PIRACY EFFORTS. Distributor agrees report all occurrences of counterfeited, pirated or illegal Software of which it becomes aware and to provide reasonable assistance to COREL in the investigation of counterfeit, pirated or illegal Software.

5.24 CONNECTION SUPPORT. Distributor shall provide connection support and agrees that the minimum system requirements for browsing by Customer shall be as provided in Schedule "H".

5.25 AFFILIATES. Distributor agrees that all Affiliates that have been authorized by Distributor in accordance with Section 2.01 (v) shall be required to either accept or reject the terms and conditions of the Affiliate Agreement via a point and click mechanism or other mechanism acceptable to COREL prior to Distributor providing such Affiliate with permission to create a link to the Store and, in the event Affiliates rejects the Affiliate Agreement, Affiliate shall not be permitted to access to page which allows Affiliates to create a link to the Store. Distributor agrees that the mechanism used by Distributor to require Affiliates to accept or reject the Affiliate Agreement shall be in a form which will record and store all Affiliates acceptance of the Affiliate Agreement for future reference. Distributor shall ensure that the Affiliates shall not modify the COREL graphics in any manner whatsoever. In the event that Distributor receives notice and/or becomes aware that an Affiliate has modified the COREL graphics in any manner whatsoever or that an Affiliate has misrepresented COREL or COREL software products, Distributor agrees to instruct the Affiliate to immediately remove the COREL graphics and/or any such misrepresentation from such Affiliate's web site and, if Affiliates fail to do so, terminate its agreement with such Affiliate. In the event that COREL, acting reasonably, requests that Distributor terminates its agreement with any Affiliate, Distributor, acting reasonably, shall comply with such request and shall terminate the Affiliate.

5.26 DISTRIBUTOR PRODUCTS. Distributor agrees that it shall be responsible for obtaining all third party authorizations required to distribute any Distributor Products on the Store. In addition, Distributor shall display a disclaimer on the Store wherever Distributor Products are offered to Customers specifically identifying all such Distributor Products as being third party products which are not endorsed or promoted by COREL.

5.27 SHRINK-WRAP PRODUCTS. Distributor agrees that it shall offer all COREL shrink-wrap products listed in Schedule "D" for sale to Customers on the Store. Distributor shall order all such shrink-wrap products from a COREL Authorized Distributor and ensure that it has a system in place to allow Customers to receive shrink-wrap products in a timely manner.

5.28 SSL NOTICE. Distributor shall provide a notice to Customers prior to any input of Customer Information that those Customers without browsers containing Secure Socket Layer technology are advised that they also have the option to phone in all Software orders.

5.29 PRIVACY NOTICE. Distributor shall ensure that it complies with COREL's privacy policy as set out in Schedule "M" or as otherwise provided from time to time. Distributor agrees that all Web Pages requesting Customer Information from Customers shall display a privacy notice approved by COREL.

5.30 QUARTERLY MEETINGS. Unless otherwise agreed between the parties, the parties agree to meet once every three (3) month period of this Agreement to discuss issues related to this Agreement, including, but not limited to sales targets, marketing and development, for the following three (3) month period. Such meeting shall alternate between each party's location or another location as mutually agreed by the parties. The meeting shall be attended by Distributor's Vice President of Strategic Development and Vice President of Engineering, COREL's Manager of Internet Sales, the parties' respective account managers and/or such other individuals as the parties shall mutually agree.

6.    RESPONSIBILITIES OF COREL

6.01 SUPPORT FOR CUSTOMERS. COREL shall be responsible for providing maintenance and technical support for the Software to Customers in accordance with COREL's standard procedures as they may be changed by COREL from time to time. Such maintenance and technical support shall in no way apply to: (i) Electronic Software Distribution and download support for the Software; (ii) Customer use of the Distributor System; and (iii) Distributor Products.

6.02 PREPARATION OF SOFTWARE FOR DISTRIBUTION. COREL agrees to provide assistance as is commercially reasonable to Distributor to assist Distributor to prepare Software for Electronic Software Distributor, including the provision of EULA, or other electronic documentation as provided by COREL, in COREL's sole discretion.

6.03 WARRANT AGREEMENT. The parties agree to enter into a warrant agreement for the provision of Distributor warrants to COREL within thirty (30) days of execution of this Agreement.

7.    PAYMENTS

7.01 AMOUNTS PAYABLE BY DISTRIBUTOR. Distributor shall pay to COREL the following:

      7.01.1 For Schedule "A" Software:

                (i) an amount equal to [ * ] of COREL's suggested list price as listed in Schedule "A" for each copy of the Schedule "A" Software distributed to Customers through Distributor System by Distributor in each [ * ] period;

                (ii) an amount equal to [ * ] of COREL's suggested list price as listed in Schedule "A" for each copy of the Schedule "A" Software distributed to Customers by Distributor though an Affiliate in each [ * ] period; and

                (iii) an amount equal to [ * ] of COREL's suggested list price as listed in Schedule "A" for each copy of the Schedule "A" Software distributed to Customers by Distributor through a Reseller in each [ * ] period.

      7.01.2 For Schedule "B" Software, an amount equal to the Schedule "B" Software Price multiplied by the number of copies of Schedule "B" Software shipped to Distributor by COREL.

      7.01.3 For Schedule "C" Software:


                        * CONFIDENTIAL TREATMENT REQUESTED.

                (i) an amount equal to [ * ] of COREL's suggested list price as listed in Schedule "C" for each copy of the Schedule "C" Software distributed to Customers through Distributor System by Distributor in each [ * ] period; and

                (ii) an amount equal to [ * ] of COREL's suggested list price as listed in Schedule "C" for each copy of the Schedule "C" Software distributed to Customers by Distributor though an Affiliate in each [ * ] period.

      7.01.4 For Merchandise, an amount equal to the Merchandise Price multiplied by the number of units of the Merchandise shipped by COREL to Distributor;

      7.01.5 For Distributor Products, an amount equal to [ * ] of the price paid by Customers to Distributor for each copy of the Distributor Products distributed to such Customers in each [ * ] period; and

      7.01.6 For Technical Support Products, an amount equal to the Technical Support Product Price multiplied by the number of Technical Support Products distributed by Distributor to Customers in each [ * ] period.

      All such amounts will be payable by Distributor to COREL within ten (10) business days of the end of each two (2) week period. Distributor acknowledges and agrees that COREL shall in no way be responsible for any costs incurred by Distributor for any Schedule "B" Software, shrinkwrap products listed in Schedule "D", Merchandise and Technical Support Products offered by Distributor through Affiliates and/or Resellers.

7.02 AMOUNTS PAYABLE BY COREL. Within forty five (45) days after COREL's receipt of an invoice from Distributor for Professional Services, COREL shall pay Distributor the amounts set forth in Schedule "K" for such Professional Services.

7.03 NOTICE OF CHANGES. During the term of this Agreement, COREL shall have the right to change the Software Prices for any of the Software, the Merchandise Prices for any of the Merchandise and/or the Technical Support Product Prices for any of the Technical Support Products. COREL shall be entitled to: (i) increase the Software Prices, Merchandise Prices and/or Technical Support Product Prices or discontinue any Software, Merchandise Prices and/or Technical Support Product Prices at any time upon thirty (30) days prior written notice to Distributor; and
      (ii) decrease the Software Prices, Merchandise Prices and/or Technical Support Product Prices or add new Software, Merchandise and/or Technical Support Products at any time upon notice to Distributor. In all such cases COREL shall provide Distributor with a revised Schedule "A", Schedule "B", Schedule "C", Schedule "E" and/or Schedule "I". In the event that COREL raises: (i) the Software Prices for any Schedule "B" Software, all orders for such Schedule "B" Software placed prior to the effective date of the increase shall be invoiced to Distributor at the lower amount; or (ii) the Merchandise Prices for any Merchandise, all orders for such Merchandise placed prior to the effective date of the increase shall be invoiced to Distributor at the lower amount. In the event that COREL lowers: (i) the Software Prices for any Schedule "B" Software, COREL shall, subject to the terms of this Section 7.03, grant to Distributor a credit equal to the difference between the Software Prices paid by Distributor for such Schedule "B" Software and the reduced Software Prices for each unit of such Schedule "B" Software purchased by Distributor within thirty (30) days prior to the date the reduced price is first offered and remaining in the inventory of Distributor on the date the reduced price is first offered; or (ii) the Merchandise Prices for any Merchandise, COREL shall, subject to the terms of this Section 7.03, grant to Distributor a credit equal to the difference between the Merchandise Prices paid by Distributor for such Merchandise and the reduced Merchandise Prices for each unit of such Merchandise purchased by Distributor within thirty (30) days prior to the date the reduced price is first offered and remaining in the inventory of Distributor on the date the reduced price is first offered. In the event COREL discontinues any Software, Merchandise and/or Technical Support Products, Distributor shall immediately remove all discontinued Software, Merchandise and/or Technical Support Products from Distributor's Web Site and Distributor's server and erase or destroy any Schedule "A" Software and/ or any Schedule "C" Software contained on Distributor computers, any storage media and/or computer diskettes in its possession or under its control.

7.04 SHIPMENT. COREL will ship the Schedule "B" Software and/or Merchandise to Distributor pursuant to purchase orders placed by Distributor with COREL. The Schedule "B" Software and/or Merchandise will be shipped to Distributor, F.O.B. one of COREL's shipping locations, and transportation will be made freight and insurance collect, which charges will be billed to Distributor. Distributor will pay any applicable duties, import taxes or other government charges assessed on any shipment, exclusive of any tax upon COREL'S net income. Amounts payable by Distributor under this section shall be paid by Distributor within thirty (30) days of the shipment to which they relate.

7.05 TAXES. Distributor shall pay, in addition to all amounts specified in this Agreement, all duties and foreign, federal, state, provincial, county or local income taxes, value added taxes, use, personal, property, sales taxes and other taxes whatsoever, or amounts in lieu thereof, and interest thereon, paid or payable or collectible by


                        * CONFIDENTIAL TREATMENT REQUESTED.

      COREL (exclusive of taxes based on COREL's net income) and levied or based on amounts chargeable to or payable by Distributor pursuant to this Agreement. In the event any payments required to be made by Distributor under this Agreement are subject to applicable withholding tax that Distributor is required to deduct from such payments, Distributor shall promptly deliver to COREL receipts issued by appropriate government authorities for all such taxes withheld or paid by Distributor and Distributor shall fully and promptly cooperate with COREL to provide such information and records as COREL may require in connection with any application by COREL to obtain available tax credits. Unless otherwise agreed to by the parties, the parties agree to discuss, in approximately six (6) months after the Effective Date of this Agreement, issues relating to the remittance of taxes or withholding taxes under this Agreement. Such meeting shall be held in conjunction with the quarterly meetings set forth in Section 5.31 of this Agreement.

7.06 LATE PAYMENT. If Distributor is more than thirty (30) days in arrears under this Agreement, COREL will give written notice to Distributor that Distributor is responsible for payment of all outstanding amounts and finance charges. If the outstanding amounts are not paid within ten (10) days of such notice, COREL has the right to terminate this Agreement. Late payments will be assessed a 1% finance charge per month (12% per annum) or the highest finance charge permitted by applicable law, whichever is less. Distributor shall pay all costs including reasonable attorney's fees, incurred by COREL in collecting overdue amounts. In addition, if Distributor is in arrears to any extent under this Agreement, COREL may hold further shipments until all arrears have been paid.

7.07 U.S. CURRENCY. All payments to COREL pursuant to this Agreement shall be made in the lawful currency of the United States of America and all amounts referred to in this Agreement are in the lawful currency of the United States of America.

7.08 AUDITS. Distributor agrees to maintain complete and accurate records relating to its promotion, marketing, use and distribution of the Software, Merchandise and/or Technical Support Products. COREL shall have the right no more often than once each twelve (12) month period, and upon ten (10) days notice, to appoint a nationally recognized auditing firm to examine Distributor's books and records in order to verify Distributor's compliance with the promotion, marketing, use, distribution, payment and reporting terms of this Agreement. Any such audit shall be at the expense of COREL unless the audit reveals a material non-compliance by Distributor with the promotion, marketing, use, distribution, payment and reporting terms of this Agreement, or an underpayment by Distributor of five percent (5%) or more of amounts paid or payable to COREL, in which case the audit shall be at the expense of Distributor, in addition to paying any deficit to COREL.

7.09 SET-OFF. COREL shall be entitled to set off any amounts owing to Distributor by COREL pursuant to this Agreement against any amounts owing to COREL by Distributor under this or any other agreement with COREL, its subsidiaries or affiliates and Distributor.

7.10 STOCK BALANCING. Distributor may return Merchandise and/or Schedule "B" Software to COREL from time provided that all such returns are in accordance with COREL's Stock Balancing Guidelines attached hereto as Schedule "S".

8.    CONFIDENTIALITY

8.01 PROPRIETARY INFORMATION. "Proprietary Information" means, in the case of information disclosed to Distributor by COREL, (i) the terms and conditions of this Agreement; (ii) any information provided to Distributor by COREL to enable Distributor to perform the Electronic Software Distribution, including, but not limited to technical and financial information; (iii) all binary code, inventions, information, know-how and ideas, including but not limited to, the Software, provided to Distributor; and (v) any information with respect to COREL which it has received or may in the future receive in connection with this Agreement which is not otherwise available to the general public without restriction. "Proprietary Information" means, in the case of information disclosed to COREL by Distributor, (i) the terms and conditions of this Agreement; (ii) all COREL Database and Customer Information as more fully described in Sections 5.10 and 5.11 herein; and (iii) any information with respect to Distributor which COREL has received or may in the future receive in connection with this Agreement which is not otherwise available to the general public without restriction. In the case of information received by either COREL or Distributor, excluding the Customer Information, the obligations of confidentiality do not apply to information that: (i) prior to or after the time of disclosure becomes part of the public domain through no breach of this Agreement; (ii) is disclosed to the receiving party by a third party under no legal obligation to maintain the confidentiality of such information; or (iii) is in the possession of the receiving party at the time of disclosure without any obligation of confidentiality. Proprietary Information shall be treated confidentially by the receiving party and its employees and contractors and shall not be disclosed by the receiving party without the disclosing party's prior written consent.

8.02 TREATMENT OF PROPRIETARY INFORMATION. The parties agrees to hold all Proprietary Information of the other in trust and confidence for the other and not to use the same other than as expressly authorized under and to carry out the purposes of this Agreement. The receiving party shall not duplicate all or any part of the disclosing party's Proprietary Information, except in accordance with the terms and conditions of this Agreement. Each party shall have an appropriate agreement with each of its employees and contractors having access to the other party's Proprietary Information sufficient to enable that party to comply with all the terms of this Agreement. Each party agrees to protect the other party's Proprietary Information with the same standard of care and procedures which it uses to protect its own trade secrets and confidential or proprietary information of like importance and, in any event, shall adopt or maintain procedures reasonably calculated to protect such Proprietary Information.

8.03 VIOLATION OF TERMS OF SECTION 8. Each party shall promptly report to the other any actual or suspected violation of the terms of this Section 8, and shall take all reasonable steps to prevent, control or remedy such violation.

8.04 EQUITABLE RELIEF. In recognition of the unique and proprietary nature of the information disclosed by each party, it is agreed that each party's legal remedy for breach by the other party of its obligations under this section 8 shall be inadequate and the disclosing party shall, in the event of such breach, be entitled to equitable relief, including without limitation, injunctive relief and specific performance, in addition to any other remedies provided hereunder or available at law.

9.    COREL WARRANTIES AND OTHER REPRESENTATIONS

9.01 WARRANTY. The Software storage medium is warranted against defects in workmanship and materials for a period of ninety (90) days from the date it is delivered to Distributor. In the event that the storage medium is defective COREL will replace it free of charge with another copy of the Software. Replacement of the storage medium shall be COREL's sole obligation and Distributor's sole remedy for a breach of the warranty in this section.

9.02 LIMITATION. EXCEPT AS OTHERWISE PROVIDED IN SECTION 9.01, THE SOFTWARE, STORAGE MEDIA, MERCHANDISE AND TECHNICAL SUPPORT PRODUCTS ARE PROVIDED AND LICENSED BY COREL TO DISTRIBUTOR ON AN "AS IS" BASIS AND THERE ARE NO WARRANTIES, REPRESENTATIONS OR CONDITIONS, EXPRESSED OR IMPLIED, WRITTEN OR ORAL, ARISING BY STATUTE, OPERATION OF LAW, USAGE OF TRADE, COURSE OF DEALING OR OTHERWISE, REGARDING THEM OR ANY OTHER PRODUCT OR SERVICE PROVIDED BY COREL HEREUNDER OR IN CONNECTION HEREWITH BY COREL. COREL DISCLAIMS ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABLE QUALITY, SATISFACTORY QUALITY, MERCHANTABILITY, DURABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NO REPRESENTATION OR OTHER AFFIRMATION OF FACT, INCLUDING BUT NOT LIMITED TO STATEMENTS REGARDING PERFORMANCE OF THE SOFTWARE, OR STORAGE MEDIA, WHICH IS NOT CONTAINED IN THIS AGREEMENT, SHALL BE DEEMED TO BE A WARRANTY BY COREL.

9.03  NO VARIATION. NO AGREEMENTS VARYING OR EXTENDING THE TERMS OF SECTION
      9.02 WILL BE BINDING ON COREL UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED SIGNING OFFICER OF COREL.

9.04 DISTRIBUTOR NOT TO BIND. Distributor will give and make no warranties or representations on behalf of COREL as to quality, satisfactory quality, merchantability, merchantable quality, fitness for a particular use or purpose or any other features of the Software, Merchandise and/or Technical Support Products; and Distributor shall not incur any liabilities, obligations or commitments on behalf of COREL, including without limitation, a variation of the End User License.

10.   DISTRIBUTOR WARRANTIES

10.01 YEAR 2000 COMPLIANCY. Distributor warrants that all hardware, software and firmware products used by Distributor or in Distributor's System shall be able to accurately process date data (including but not limited to calculating, comparing and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap-year calculations.

10.02 ENCRYPTION WARRANTY. Distributor warrants that the Distributor System shall receive and transmit all Customer information in encrypted format. Distributor shall continue to update the Distributor System with encryption technology reasonably suited and intended for this application as it is shown to be effective and will use best efforts to provide the most current encryption technology available. Subject to the Distributor's encryption warranty set forth in this Section 10.02, Distributor shall not be responsible or liable to Customer for unauthorized activities of third parties involving Customer Information.

10.03 SERVICE WARRANTY. Distributor warrants and represents to COREL that it shall perform the Development Services, Professional Services and Marketing Services in a professional manner using only properly trained and competent personnel.

11.   INFRINGEMENT

11.01 DEFENSE AND SETTLEMENT. If notified promptly in writing of any action (and all prior related claims) brought against Distributor alleging that Distributor's resale, distribution or other disposition of the Software and/or Merchandise under this Agreement infringes any valid copyright, trademark or United states or Canadian patent, COREL will defend that action at its expense and will pay the costs and damages finally awarded against Distributor in the action, provided: that Distributor provides COREL with prompt written notice of such claim(s); that COREL shall have sole control of the defense of any such action and all negotiations for its settlement or compromise; that Distributor, and where applicable, those for whom Distributor is in law responsible, cooperate fully with COREL in its defense of the action; and that COREL shall have no liability if (a) the action results from (i) the use of the Software for purposes or in an environment for which it was not designed; (ii) modification of the Software and/or Merchandise by anyone other than COREL or bundling of the Software with Distributor Product(s); (iii) distribution of any Software and/or Merchandise or display or use of any COREL Mark after COREL's notice to Distributor that it should cease distribution or use of such Software, Merchandise and/or COREL Mark due to a possible infringement; or (iv) Electronic Software Distribution provided by Distributor; or (b) the infringement claim arises as a result of Distributor's breach of the terms and conditions of this Agreement.

11.02 OPTIONS WHERE CLAIM. If a final injunction is obtained in such action against Distributor's distribution of the Software and/or Merchandise or if in COREL's opinion the Software and/or Merchandise is likely to become the subject of a claim of infringement, COREL may at its sole option and expense either procure for Distributor the right to distribute the Software and/or Merchandise or replace or modify the Software and/or Merchandise so that it becomes non-infringing .

11.03 ENTIRE LIABILITY. The foregoing states the entire liability of COREL and the sole and exclusive remedy of Distributor with respect to any intellectual or industrial property infringement.

12.   LIMITATION OF LIABILITY

12.01 LIMITATION. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, OR ANY DAMAGES WHATSOEVER RESULTING FROM LOSS OF USE, DATA OR PROFITS, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE OR PERFORMANCE OF EITHER PARTY, THE SOFTWARE, STORAGE MEDIA, MERCHANDISE, TECHNICAL SUPPORT PRODUCTS, OR OTHER MATERIAL WHETHER SUCH ACTION IS BASED IN CONTRACT OR IN TORT, INCLUDING BUT NOT LIMITED TO NEGLIGENCE, AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR SUCH DAMAGES ARE FORESEEABLE. NOTWITHSTANDING THE FOREGOING: (i) DISTRIBUTOR ACKNOWLEDGES AND AGREES THAT IN NO EVENT SHALL THIS SECTION 12.01 APPLY TO DISTRIBUTOR'S OBLIGATIONS UNDER SECTIONS 2.02,2.04,3.03, 3.04, 5.04, 5.05, 5.07, 5.22, 5.24, 7, 8, 9.04, AND 13.01; and (ii) COREL
      ACKNOWLEDGES AND AGREES THAT IN NO EVENT SHALL THIS SECTION 12.01 APPLY TO COREL'S OBLIGATIONS UNDER SECTIONS 2.03, 3.08, 3.09 AND 8.

12.02 COREL'S AGGREGATE LIABILITY. Other than as provided in Section 11.01 and 13.02, COREL's aggregate liability to Distributor whether for negligence, breach of contract, misrepresentation or otherwise shall in respect of a single occurrence, or a series of occurrences, in no circumstances exceed the Software Prices, Merchandise and/or Technical Support Product Prices paid by Distributor to COREL over the twelve (12) month period preceding the claim by Distributor.

12.03 DISTRIBUTOR'S AGGREGATE LIABILITY. Other than as provided in Section 13.01, Distributor's aggregate liability to COREL whether for negligence, breach of contract, misrepresentation or otherwise shall in respect of a single occurrence, or a series of occurrences, in no circumstances exceed: (i) gross sales of all COREL Software, Merchandise and Technical Support Products on the Store by Distributor over the twelve (12) month period preceding the claim by COREL; or (ii) an amount of four million dollars ($4,000,000.00 USD) whichever is greater.

INDEMNIFICATION

13.01 DISTRIBUTOR INDEMNIFICATION. Except as set forth in Section 11, if notified promptly in writing of any action (and all prior related claims) brought against COREL by Distributor's Customers or any third party relating to: (i) Distributor's performance or non-performance of its obligations hereunder; including, but not limited to negligence; (ii) Distributor's distribution of the Software, Merchandise and/or Technical Support Products through Distributor's System; (iii) Distributor's distribution of the Schedule "A" Software through Resellers; (iv) the maintenance, performance, non-performance or functionality of the Distributor System and/or Distributor Web Site; (v) breach of Section 10 warranties; (vi) misuse of any Customer Information or credit card information submitted to Distributor; (vii) Distributor Products or Distributor's distribution thereof; (viii) claims by a third party from whom Distributor has not received authorization to distribute such third party's

      Distributor Product; (ix) for the acts or omissions of the Affiliates or links created by the Affiliates; or (x) Distributor's security guarantee, Distributor will defend that action at its expense and will pay the costs (including reasonable attorney's fees) and damages finally awarded against COREL in the action, provided: that COREL provides Distributor with prompt written notice of such claim(s); that Distributor shall have sole control of the defense of any such action and all negotiation for its settlement or compromise; and that COREL, and where applicable, those for whom COREL is in law responsible, cooperate fully with Distributor in its defense of the action, at Distributor's expense. Notwithstanding the right for Distributor to control the defense of any action, and all negotiation for its settlement or compromise, Distributor agrees that it shall not enter into any final settlement with respect to any claims involving COREL's intellectual property without prior written authorization from COREL.

13.02 COREL INDEMNIFICATION. If notified promptly in writing of any action (and all prior related claims) brought against Distributor by Customers, relating to the Software, Merchandise and/or Technical Support Products, COREL will defend that action at its expense and will pay the costs (including reasonable attorney's fees) and damages finally awarded against Distributor in the action, provided: that Distributor provides COREL with prompt written notice of such claim(s); that COREL shall have sole control of the defense of any such action and all negotiations for its settlement or compromise; that Distributor, and where applicable, those for whom Distributor is in law responsible, cooperate fully with COREL in its defense of the action, at COREL's expense; and that COREL shall have no liability to the extent the action results from (i) the use of the Software for purposes or in an environment for which it was not designed; (ii) modification of the Software, Merchandise and/or Technical Support Products; (iii) distribution of any Software, Merchandise and/or Technical Support Products by Distributor after COREL's notice to Distributor that it should cease distribution of such Software, Merchandise and/or Technical Support Products; or (iv) breach by Distributor of the terms and conditions of this Agreement.

14.   TERMINATION

14.01 TERMINATION. This Agreement will terminate in the event of any of the following:

      14.01.1 written notice of termination from COREL, effective immediately, under Section 7.06;

      14.01.2 on the thirtieth (30th) day after one party gives the other written notice of breach by the other of any material term or condition of this Agreement unless the breach is cured before that day;

      14.01.3 written notice of termination by one party, effective immediately, after a receiver has been appointed in respect of the whole or a substantial part of the other's assets or a petition in bankruptcy or for liquidation is filed by or against that other or if the other has been dissolved or liquidated or is insolvent;

      14.01.4 written notice of termination, effective immediately, by the non-defaulting party, if Distributor or COREL has breached its obligations under Section 8; or

      14.01.5 upon the expiry of: (i) [ * ] following receipt by Distributor of written notice from COREL terminating this Agreement for convenience; or (ii) [ * ] following receipt by COREL of written notice from Distributor terminating this Agreement for convenience, provided that this right is not exercised by Distributor for the first [ * ] of this Agreement.

14.02 NO COMPENSATION. Distributor acknowledges and agrees that it has no expectation that its business relationship with COREL will continue for any minimum period of years or that Distributor shall obtain any anticipated amount of profits by virtue of this Agreement. The parties agree that the termination provisions herein, in terms of both notice and default events are reasonable and agree not to contest same by way of wrongful termination proceedings or otherwise.

15.   EFFECT OF TERMINATION

15.01 DISTRIBUTOR. In the event of expiration or termination Distributor shall:

      15.01.1 perform with respect to COREL all payment and other obligations of Distributor under this Agreement within thirty (30) days of termination or expiration;

      15.01.2 immediately cease to use the COREL Marks in any matter whatsoever; immediately cease to act as a Distributor of the Software, Merchandise and Technical Support Products and to represent itself as such; and immediately within two (2) business days from the date of termination or expiration, return all gold masters for the Schedule "A" Software and Schedule "C" Software to COREL at Distributor's sole cost and expense;



                        * CONFIDENTIAL TREATMENT REQUESTED.

      15.01.3 immediately remove all Software, Merchandise and Technical Support Products from Distributor's Web Site and Distributor's server and erase or destroy any Schedule "A Software and Schedule "C" Software contained on Distributor computers and/or computer diskettes and/or other storage media in its possession or under its control;

      15.01.4 within two (2) business days from the date of termination or expiration, transfer to COREL the COREL Database within its possession or under its control;

      15.01.5 within two (2) business days from the date of termination or expiration, transfer to COREL a copy of the Distributor Database within its possession or under its control;

      15.01.6 within two (2) business days from the date of termination or expiration, provide to COREL all backup copies of all Web Pages and all copies of Wavier of Moral Rights as they relate to the Web Pages and a minimum of ten (10) hours of assistance to help COREL to implement the Web Pages on COREL's server or other server as designated by COREL; and

      15.01.7 for a period of thirty (30) days from the date of termination or expiration, maintain a single static HTML page that redirects visitors attempting to access the Store to a URL specified by COREL.

15.02 SURVIVAL. Sections 2.02, 2.03, 3.02, 3.04, 3.07, 3.09, 5.07, 5.12, 6.01,
      7.01, 7.05 to 7.09 inclusive, 8, 9, 11, 12, 13, 14.02, 15, 16 and 17 shall survive the termination of this Agreement.

15.03 NO PREJUDICE. Except as provided in Section 14.02, termination hereunder shall be without prejudice to any other right or remedy to which either party may be entitled hereunder in law.

15.04 DESTROY OR DELIVER UP. COREL shall have the option to require Distributor to destroy and certify that it has destroyed or to deliver to COREL, any property of COREL then in its possession or under its control.

16.   DISPUTE RESOLUTION

16.01 DISPUTE RESOLUTION PROCESS. In the event of a dispute between COREL and Distributor in relation to this Agreement, the parties agree that they shall participate in good faith in the following dispute resolution process, and the parties agree that except for the provisions of Sections 2.02, 2.03, 8.04, 9.04 and 13 legal remedies cannot be resorted to until such time that each step of this process has been followed:

      (i) A dispute shall be formalized, by the party raising the dispute, when the issues relating to the dispute are placed in writing and submitted to the other party with adequate backup material, in the submitting party's reasonable judgment, to substantiate the dispute. The submittal in writing shall delivered to the other party as required under Section 17.09 and to each party's account representative;

      (ii) The dispute shall be handled by resolution by the two (2) designated account representatives within thirty (30) days from submittal. The parties must mutually agree to the resolution;

      (iii) Failing resolution under (ii) above, the dispute, including all supporting documentation and the positions of the parties from paragraph (ii) above, shall be submitted for resolution to the Internet Sales Manager in the case of COREL and to Distributor's designate, within thirty (30) days from submittal. The parties must mutually agree to the resolution; and

      (iv) Failing resolution under (iii) above, the dispute, including all supporting documentation and the positions of the parties under paragraph (iii) above, shall be submitted for resolution to the Executive Vice President of Sales in the case of COREL and to Distributor's designate, within thirty (30) days from submittal. The parties must mutually agree to the resolution.

Either party shall be entitled to change Representatives provided that such party provides written notice to the other in accordance with Section 17.09.

Failure to take any action on the part of either or both parties under any step of this dispute resolution process for the specified thirty (30) day period shall automatically move the dispute process to the next step in the process. After having given notice in accordance with (i) above for the first step of this process, the completion of the thirty (30) day time period in each step shall be deemed to constitute notice to initiate the next step of the process.

17.   MISCELLANEOUS

17.01 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties concerning the subject matter and supersedes all prior statements, representations, discussions, negotiations and agreements, both oral and written, including all pre-printed terms and conditions appearing on Distributor's order forms, COREL's acknowledgment of order forms and COREL's invoice forms.

17.02 AMENDMENT OR WAIVER. COREL expressly reserves the right to modify Schedules "A" to "E", inclusive, Schedule "G" and Schedule "M" from time to time upon notice to Distributor and distributor expressly reserves the right to modify Schedule "Q" from time to time upon notice to COREL. Except as specifically provided for herein, this Agreement may not be amended or modified except in a writing signed by authorized officers of both parties. No order, invoice or similar document will affect this Agreement even if accepted by the receiving party. Notwithstanding the foregoing, the parties agree that any modification to the look and feel Development shall not require an amendment to this Agreement signed by authorized officers of both parties. However, any such modification shall require the written approval of each parties' respective account representative.

17.03 ILLEGAL OR UNENFORCEABLE PROVISIONS. If any one or more of the provisions of this Agreement shall be found to be illegal or unenforceable, this Agreement shall nevertheless remain in full force and effect, and such term or provision shall be deemed severed.

17.04 INDEPENDENT CONTRACTORS. The parties to this Agreement are independent contractors. No relationship of principal to agent, master to servant, employer to employee or franchisor to franchisee is established hereby between the parties. Neither party has the authority to bind the other or incur any obligation on its behalf.

17.05 FORCE MAJEURE. Unless continuing for a period of ninety (90) consecutive days, or unless involving the payment of amounts due under this Agreement, no default, delay or failure to perform on the part of either party shall be considered a breach of the Agreement if such default, delay or failure to perform is shown to be due entirely to an event of force majeure, or to causes beyond the reasonable control of the defaulting party including without limitation, strikes, riots, civil disturbances, actions or inaction concerning governmental authorities, epidemics, war, embargoes, severe weather, fire, earthquakes, acts of God or the public enemy or default of a common carrier, always provided that the party so relieved of its obligations shall take reasonable steps to prevent, correct or amend such act or event which renders such obligations impossible.

17.06 NO WAIVER. Neither of the party's rights to enforce provisions of this Agreement shall be affected by any prior course of dealing, waiver, delay, omission or forbearance.

17.07 ASSIGNMENT. This Agreement and the rights granted hereunder shall not be assigned, encumbered by security interest or otherwise transferred by Distributor without the prior written consent of COREL, which shall not be unreasonably withheld. An amalgamation or merger of Distributor or COREL with any person who is not a party to this Agreement shall be deemed to result in an assignment of this Agreement. COREL may assign this Agreement at any time upon notice to this effect to Distributor.

17.08 INUREMENT. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

17.09 NOTICES. Any notice or other communication to the parties shall be sent to the addresses set out above, or such other places as they may from time to time specify by notice in writing to the other party. All such notices from Distributor to COREL shall be directed to the COREL Legal Department and all such notices from COREL to Distributor shall be directed to the attention of Distributor's General Counsel. Any such notice or other communication shall be in writing, and, unless delivered to a responsible officer of the addressee, shall be given by registered mail, facsimile or telex and shall be deemed to have been given when such notice should have reached the addressee in the ordinary course, provided there is no strike by postal employees in effect or other circumstances delaying mail delivery, in which case notice shall be delivered or given by facsimile or telex.

17.10 FURTHER ASSURANCES. The parties agree to do all such things and to execute such further documents as may reasonably be required to give full effect to this Agreement.

17.11 TIME. Time shall be of the essence.

17.12 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, excluding that body of law applicable to choice of law and excluding the United Nations Convention on Contracts for the International Sale of Goods and any legislation implementing such Convention, if otherwise applicable. The parties hereby consents and attorns to the jurisdiction of the courts of such state. If either party employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees. Each party waives any right, and agrees not to apply to have any disputes under this Agreement tried or otherwise determined by a jury, except where required by law.

17.13 NON-CONFLICT. No Director or Officer of Corel Corporation (and/or its subsidiaries and affiliates) shall be admitted to any share or part of this Agreement or to any benefit arising therefrom.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                                             SHOPNOW.COM INC.

                                             PER: /s/ Othniel D. Palomino
                                                 ------------------------------
                                                 Name:  Othniel Palomino
                                                 Title: EVP


                                             COREL CORPORATION

                                             PER:
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                             COREL CORPORATION LIMITED

                                             PER:
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                    SCHEDULE "A"

                      ELECTRONIC SOFTWARE AND SOFTWARE PRICES


                                                                                      ONLINE

DESCRIPTION                                                      COREL SKU            SUGG. PRICE
Xara 2.0                                                         CORELXARA2                   109.95
Xara 2.0 Upgrade                                                 CORELXARA2UPGRADE             84.95
Netperfect English Full Product - Esd                            11126-00001                  199.95
Netperfect English Upgrade Product - Esd                         11126-00002                   99.95
Stock Photo Image (384 X 256)                                                                   8.95

Stock Photo image (768 X 512)                                                                  19.95

Stock Photo Image (1536 X 1024)                                                                29.95

Stock Photo Image (3072 X 2048)                                                                39.95

Vector Clipart Pack: Aircraft - Pc                               11112(-)00001                  9.95
Vector Clipart Pack: Aircraft - Mac                              11112(-)00002                  9.95
Vector Clipart Pack: Alphabet Fancies - Pc                       11112(-)00003                  9.95
Vector Clipart Pack: Alphabet Fancies - Mac                      11112(-)00004                  9.95
Vector Clipart Pack: Astrology - Pc                              11112(-)00005                  9.95
Vector Clipart Pack: Astrology - Mac                             11112(-)00006                  9.95
Vector Clipart Pack: Awards - Pc                                 11112(-)00007                  9.95
Vector Clipart Pack: Awards - Mac                                11112(-)00008                  9.95
Vector Clipart Pack: Color Me - Pc                               11112(-)00009                  9.95
Vector Clipart Pack: Color Me - Mac                              11112(-)00010                  9.95
Vector Clipart Pack:Computer - Pc                                11112(-)00011                  9.95
Vector Clipart Pack: Computer - Mac                              11112(-)00012                  9.95
Vector Clipart Pack: Environment - Pc                            11112(-)00013                  9.95
Vector Clipart Pack: Environment - Mac                           11112(-)00014                  9.95
Vector Clipart Pack: Flags - Pc                                  11112(-)00015                  9.95
Vector Clipart Pack: Flags - Mac                                 11112(-)00016                  9.95
Vector Clipart Pack: Flowers - Pc                                11112(-)00017                  9.95
Vector Clipart Pack: Flowers - Mac                               11112(-)00018                  9.95
Vector Clipart Pack: Games - Pc                                  11112(-)00019                  9.95
Vector Clipart Pack: Games - Mac                                 11112(-)00020                  9.95
Vector Clipart Pack: Gardening - Pc                              11112(-)00021                  9.95
Vector Clipart Pack: Gardening - Mac                             11112(-)00022                  9.95
Vector Clipart Pack: Leisure - Pc                                11112(-)00023                  9.95
Vector Clipart Pack: Leisure - Mac                               11112(-)00024                  9.95
Vector Clipart Pack: Medical - Pc                                11112(-)00025                  9.95
Vector Clipart Pack: Medical - Mac                               11112(-)00026                  9.95
Vector Clipart Pack: People - Pc                                 11112(-)00027                  9.95
Vector Clipart Pack: People - Mac                                11112(-)00028                  9.95
Vector Clipart Pack: Arrows - Pc                                 11112(-)00029                  9.95
Vector Clipart Pack: Arrows - Mac                                11112(-)00030                  9.95
Vector Clipart Pack: Victorian - Pc                              11112(-)00031                  9.95
Vector Clipart Pack: Victorian - Mac                             11112(-)00032                  9.95
Vector Clipart Pack: Wedding Accessories - Pc                    11112(-)00033                  9.95
Vector Clipart Pack: Wedding Accessories - Mac                   11112(-)00034                  9.95
Vector Clipart Pack: Wedding Decorations - Pc                    11112(-)00035                  9.95
Vector Clipart Pack: Wedding Decorations - Mac                   11112(-)00036                  9.95
Vector Clipart Pack: Wedding People - Pc                         11112(-)00037                  9.95
Vector Clipart Pack: Wedding People - Mac                        11112(-)00038                  9.95
Vector Clipart Pack: Wedding Reception - Pc                      11112(-)00039                  9.95
Vector Clipart Pack: Wedding Reception - Mac                     11112(-)00040                  9.95
Vector Clipart Pack (B&W): Animal Symbols - Pc                   11116(-)00001                  9.95
Vector Clipart Pack (B&W): Animal Symbols - Mac                  11116(-)00002                  9.95
Vector Clipart Pack (B&W): Building Symbols - Pc                 11116(-)00003                  9.95
Vector Clipart Pack (B&W): Building Symbols -Mac                 11116(-)00004                  9.95
Vector Clipart Pack (B&W): Chinese Bullets - Pc                  11116(-)00005                  9.95
Vector Clipart Pack (B&W): Chinese Bullets - Mac                 11116(-)00006                  9.95
Vector Clipart Pack (B&W): Electronic Symbols - Pc               11116(-)00007                  9.95
Vector Clipart Pack (B&W): Electronic Symbols - Mac              11116(-)00008                  9.95
Vector Clipart Pack (B&W): Festive Symbols - Pc                  11116(-)00009                  9.95
Vector Clipart Pack (B&W): Festive Symbols - Mac                 11116(-)00010                  9.95
Vector Clipart Pack (B&W): Food Symbols - Pc                     11116(-)00011                  9.95
Vector Clipart Pack (B&W): Food Symbols - Mac                    11116(-)00012                  9.95
Vector Clipart Pack (B&W): Furniture Symbols - Pc                11116(-)00013                  9.95
Vector Clipart Pack (B&W): Furniture Symbols - Mac               11116(-)00014                  9.95
Vector Clipart Pack (B&W): Home Planning Symbols - Pc            11116(-)00015                  9.95
Vector Clipart Pack (B&W): Home Planning Symbols - Mac           11116(-)00016                  9.95
Vector Clipart Pack (B&W): Household Symbols -Pc                 11116(-)00017                  9.96
Vector Clipart Pack (B&W): Household Symbols - Mac               11116(-)00018                  9.95
Vector Clipart Pack (B&W): Hygiene Symbols - Pc                  11116(-)00019                  9.95
Vector Clipart Pack (B&W): Hygiene Symbols - Mac                 11116(-)00020                  9.95
Vector Clipart Pack (B&W): Japanese Bullets - Pc                 11116(-)00021                  9.95
Vector Clipart Pack (B&W): Japanese Bullets - Mac                11116(-)00022                  9.95
Vector Clipart Pack (B&W): Korean Bullets - Pc                   11116(-)00023                  9.95
Vector Clipart Pack (B&W): Korean Bullets - Mac                  11116(-)00024                  9.95
Vector Clipart Pack (B&W): Military Symbols - Pc                 11116(-)00025                  9.95
Vector Clipart Pack (B&W): Military Symbols - Mac                11116(-)00026                  9.95
Vector Clipart Pack (B&W): Music Symbols - Pc                    11116(-)00027                  9.95
Vector Clipart Pack (B&W): Music Symbols - Mac                   11116(-)00028                  9.95




                                         18



Vector Clipart Pack (B&W): Plant Symbols - Pc                    11116(-)00029                  9.95
Vector Clipart Pack (B&W): Plant Symbols - Mac                   11116(-)00030                  9.95
Vector Clipart Pack (B&W): Science Symbols - Pc                  11116(-)00031                  9.95
Vector Clipart Pack (B&W): Science Symbols - Mac                 11116(-)00032                  9.95
Vector Clipart Pack (B&W): Sign Symbols - Pc                     11116(-)00033                  9.95
Vector Clipart Pack (B&W): Sign Symbols - Mac                    11116(-)00034                  9.95
Vector Clipart Pack (B&W): Space Symbols - Pc                    11116(-)00035                  9.95
Vector Clipart Pack (B&W): Space Symbols -Mac                    11116(-)00036                  9.95
Vector Clipart Pack (B&W): Sports Equipment Symbols - Pc         11116(-)00037                  9.95
Vector Clipart Pack (B&W): Equipment Clipart Pack - Mac          11116(-)00038                  9.95
Vector Clipart Pack (B&W): Sports Symbols Clipart Pack - Pc      11116(-)00039                  9.95
Vector Clipart Pack (B&W): Sports Symbols Clipart Pack - Mac     11116(-)00040                  9.95
Webart Clipart Pack: Ancient - Pc                                11117(-)00001                  9.95
Webart Clipart Pack: Ancient - Mac                               11117(-)00002                  9.95
Webart Clipart Pack: Arts & Crafts - Pe                          11117(-)00003                  9.95
Webart Clipart Pack: Arts & Crafts - Mac                         11117(-)00004                  9.95
Webart Clipart Pack: Business - Pc                               11117(-)00005                  9.95
Webart Clipart Pack: Business - Mac                              11117(-)00006                  9.95
Webart Clipart Pack: Culinary - Pc                               11117(-)00007                  9.95
Webart Clipart Pack: Culinary - Mac                              11117(-)00008                  9.95
Webart Clipart Pack: Fantasy - Pc                                11117(-)00009                  9.95
Webart Clipart Pack: Fantasy - Mac                               11117(-)00010                  9.95
Webart Clipart Pack: Finance - Pc                                11117(-)00011                  9.95
Webart Clipart Pack: Finance - Mac                               11117(-)00012                  9.95
Webart Clipart Pack: Funky - Pc                                  11117(-)00013                  9.95
Webart Clipart Pack: Funky-  Mac                                 11117(-)00014                  9.95
Webart Clipart Pack: Funky - Pc                                  11117(-)00015                  9.95
Webart Clipart Pack: Garden - Mac                                11117(-)00016                  9.95
Webart Clipart Pack: High Tech - Pc                              11117(-)00017                  9.95
Webart Clipart Pack: High Tech - Mac                             11117(-)00018                  9.95
Webart Clipart Pack: Industry - Pc                               11117(-)00019                  9.95
Webart Clipart Pack: Industry - Mac                              11117(-)00020                  9.95
Webart Clipart Pack: Legal - Pc                                  11117(-)00021                  9.95
Webart Clipart Pack: Legal - Mac                                 11117(-)00022                  9.95
Webart Clipart Pack: Medical - Pc                                11117(-)00023                  9.95
Webart Clipart Pack: Medical - Mac                               11117(-)00024                  9.95
Webart Clipart Pack: Music - Pc                                  11117(-)00025                  9.95
Webart Clipart Pack: Music - Mac                                 11117(-)00026                  9.95
Webart Clipart Pack: Nature - Pc                                 11117(-)00027                  9.95
Webart Clipart Pack: Nature - Mac                                11117(-)00028                  9.95
Webart Clipart Pack: Retro - Pc                                  11117(-)00029                  9.95
Webart Clipart Pack: Retro - Mac                                 11117(-)00030                  9.95
Webart Clipart Pack: Seasons - Pc                                11117(-)00031                  9.95
Webart Clipart Pack: Seasons - Mac                               11117(-)00032                  9.95
Webart Clipart Pack: Space - Pc                                  11117(-)00033                  9.95
Webart Clipart Pack: Space - Mac                                 11117(-)00034                  9.95
Webart Clipart Pack: Sports - Pc                                 11117(-)00035                  9.95
Webart Clipart Pack: Sports - Mac                                11117(-)00036                  9.95
Webart Clipart Pack: Transportation - Pc                         11117(-)00037                  9.95
Webart Clipart Pack: Transportation - Mac                        11117(-)00038                  9.95
Webart Clipart Pack: Victorian - Pc                              11117(-)00039                  9.95
Webart Clipart Pack: Victorian - Mac                             11117(-)00040                  9.95



                                    SCHEDULE "B"

                      HARD GOODS SOFTWARE AND SOFTWARE PRICES

                       This page was intentionally left blank

                                    SCHEDULE "C"

                        PREMIUM SOFTWARE AND SOFTWARE PRICES


                                                                       ONLINE

DESCRIPTION                                      COREL SKU           SUGG. PRICE
Premium Photos (393 X 259)                                              39.95
Premium Photos (2310 X 1524)                                            69.95

Premium Photos (3903 X 2553)                                            99.95

Illustrations                                                           79.95

Design Bits (Low)                                                        3.95

Design Bits (Medium)                                                     5.95

Design Bits (High)                                                       7.95

                                    SCHEDULE "D"
                   SHRINK WRAP SOFTWARE AND SUGGESTED LIST PRICES



                                                                                      ONLINE

DESCRIPTION                                                      COREL SKU           SUGG. PRICE
WordPerfect Office 2000 Professional                             WP2KPENGO                    389.95
WordPerfect Office 2000 Professional Upgrade                     WP2KPUGENG0                  209.95
WordPerfect Office 2000 Voice Powered                            WP2KVENGO                    339.95
WordPerfect Office 2000 Voice Powered Upgrade                    WP2KVUGENGO                  159.95
WordPerfect Office 2000                                          WP2KENGO                     299.95
WordPerfect Office 2000 Upgrade                                  WP2KUGENGO                   109.95
WordPerfect Suite 8 Standard                                     WPS280ENGO                   309.95
WordPerfect Suite 8 Standard Upgrade                             WPS28OUGENGO                  84.95
WordPerfect Suite 8 Alpha/Nt                                     WPS80DAENGO                  309.95
WordPerfect Suite 8 Alpha/Nt Upgrade                             WPS80DAUGENGO                 84.95
WordPerfect Suite 8 W/ Dragon                                    WPSD80ENGO                   319.95
WordPerfect Suite 8 W/ Dragon Upgrade                            WPSD80UGENGO                 109.95
WordPerfect Suite 8 Legal Ed. W/ Dragon                          WPS80LENGO                   309.95
WordPerfect Suite 8 Legal Ed. W/ Dragon Upgrade                  WPS80LUGENGO                 219.95
WordPerfect Language Module #2                                   LM2MULTI0B                    49.95
WordPerfect Suite 8 Professional                                 WPSP80ENG0                   369.95
WordPerfect Suite 8 Professional Upgrade                         WPSP80UGENG0                 159.95
WordPerfect 8 Unix                                               WP80UNIXENGO                 339.95
WordPerfect 8 Unix Upgrade                                       WP80UNIXUGENGO               234.95
Microphone Kit For Voice Powered WordPerfect                     PARROTT                       27.95
Paradox 8                                                        PDX80ENGO                    109.95
Paradox V8.0 Runtime                                             PDX80RTENGOJC                299.95
Print Office                                                     PO10ENGO                      69.95
Graphics Pack V2.0                                               GP20ENGO                     109.95
CorelDRAW 9                                                      90ENGO                       469.95
CorelDRAW 9 Upgrade                                              9OUGENGO                     209.95
CorelDRAW 8 Professional Publisher                               80PROENGO                    609.95
CorelDRAW 8 Professional Publisher Upgrade                       80PROUGENG0                  299.95
CorelDRAW 8                                                      80ENGO                       469.95
CorelDRAW 8 Upgrade                                              8OUGENGO                     249.95
CorelDRAW 8 Alpha/Nt Upgrade                                     80DAUGENG0                   249.95
CorelDRAW 8 Alpha/Nt                                             80DAENG0                     469.95
CorelDRAW Select Edition                                         70SEENGO                     109.95
Photo Paint 9                                                    PP90ENGO                     339.95
Photo Paint 9 Upgrade                                            PP90UGENGO                   109.95
Photo Paint 8                                                    PP80-ENGO                    339.95
Photo Paint 8 Upgrade                                            PP80UGENGO                   109.95
Printhouse Magic 4                                               PH40ENGO                      32.95
Printhouse Magic 4 Premium                                       PHP40ENGO                     42.95
Printhouse Magic                                                 PH30ENGO                      32.95
Printhouse Magic Deluxe                                          PHD30ENGO                     52.95
Printhouse Magic Wizard Of Oz Edition                            PHOZ40ENGO                    39.95
Printhouse Magic Wedding Addition                                PH30WEDENGOJC                 19.95
Xara 2.0 Full                                                    CX20ENGOJC                   129.95
Xara 2.0 Upgrade                                                 CX20UGENGOJC                 104.95
Ventura 8                                                        CV80ENGO                     479.95
Ventura 8 Upgrade                                                CV80UGENGO                   209.95
Gallery 2 For The Mac                                            SWCG20-MAC-ENGO               52.95
WordPerfect 3.5 For Mac                                          CWWP351-MAC-ENGO             174.95
WordPerfect 3.5 Mac Ug                                           CWWP351MACUGENGO              89.95
Printhouse For The Mac                                           SWPH-MAC-ENGO                 29.95
Mega Gallery For Mac                                             SWMGM-10-ENGO                 52.95
CorelDRAW 8 For The Mac                                          80MENGO                      469.95
CorelDRAW 8 Upgrade For The Mac                                  80MUGENGO                    154.95
Photopaint 8 For The Mac (Full Version)                          PP80MENG0                    349.95
Photopaint 8 For The Mac (Upgrade Version)                       PP80MUGENG0                  109.95
WordPerfect 8 For Linux Personal Edition                         WP80LINUXPENGO                54.95
Stock Music Library                                              RFMUSICLIB10PACK             209.95
Gallery Magic 65,000 Edition                                     CG65ENGO                      22.95
Gallery Magic 200,000 Edition                                    CG200ENGO                     52.95
Gallery 1 Million                                                CG30ENGO                     109.95
Photo CD - Sunsets & Sunrises                                    SWPCD-1000                    39.95
Photo CD - Mountains Of America                                  SWPCD-2000JC                  39.95
Photo CD - Wild Animals                                          SWPCD-6000JC                  39.95
Photo CD - Patterns                                              SWPCD-11000JC                 39.95
Photo CD - Lakes & Rivers                                        SWPCD-26000JC                 39.95
Photo CD - Candy Backgrounds                                     SWPCD-96000                   39.95
Photo CD - Bald Eagles                                           SWPCD-135000JC                39.95
Photo CD - Textures                                              SWPCD-137000JC                39.95
Photo CD - Autumn                                                SWPCD-150000                  39.95
Photo CO - Wildlife Babies                                       SWPCD-159000JC                39.95
Photo CD - Landscapes                                            SWPCD-176000                  39.95
Photo CD - Nature Scenes                                         SWPCD-178000JC                39.95
Photo CO - Beverages                                             SWPCD-275000JC                39.95

Photo CO - Dolphins & Whales                                     SWPCD-314000JC                39.95
Photo CD - Fabulous Fruit                                        SWPCD-332000                  39.95
Photo CD - Cuisine                                               SWPCD-333000JC                39.95
Photo CD - Cats & Kittens                                        SWPCD-336000JC                39.95
Photo CD - Marble Textures                                       SWPCD-349000                  39.95
Photo CD - The Masters Ii                                        SWPCD-358000JC                39.95
Photo CD - Fruits & Vegetables                                   SWPCD-91000JC                 39.95
Photo CD - Everyday Objects                                      SWPCD-373000JC                39.95
Photo CD - Women In Vogue                                        SWPCD-388000JC                39.95
Photo CD - The Masters Iv                                        SWPCD-402000JC                39.95
Photo CD - Colors & Textures                                     SWPCD-403000JC                39.95
Photo CD - Textures Ii                                           SWPCO-404000JC                39.95
Photo CD - Light Textures                                        SWPCD-406000JC                39.95
Photo CD - African Wildlife                                      SWPCD-408000JC                39.95
Photo CD - Exotic Tropical Flowers                               SWPCD-410000JC                39.95
Photo CD - Pedigree Dogs                                         SWPCD-415000JC                39.95
Photo CD - Abstracts & Pattems                                   SWPCD-423000JC                39.95
Photo CD - Food Objects                                          SWPCD-437000JC                39.95
Photo CO - Food Textures                                         SWPCD-449000JC                39.95
Photo CD - Office Interiors                                      SWPCD-457000JC                39.95
Photo CD - Pedigree Cats                                         SWPCD-458000JC                39.95
Photo CD - Dawn & Dusk                                           SWPCD-460000JC                39.95
Photo CD - Animals Close-Up                                      SWPCD-471000JC                39.95
Photo CD - Beautiful Roses                                       SWPCD-476000JC                39.95
Photo CD - Color Backgrounds                                     SWPCD-483000JC                39.95
Photo CD - Alien Landscapes                                      SWPCD-510000JC                39.95
Photo CD - Fabulous Flowers                                      SWPCD-514000JC                39.95
Photo CD - Photographic Borders                                  SWPCD-537000JC                39.95
Photo CD - Doors Of Paris                                        SWPCD-549000JC                39.95
Photo CD - Nostalgia Pastimes: National Archives Of              SWPCD-556000JC                39.95
Canada
Photo CD - Still Life                                            SWPCD-577000JC                39.95
Photo CD - Fine Dining                                           SWPCD-5870OWJC                39.95
Photo CO - Decorative Hand-Painted Scenes                        SWPCD-620000JC                39.95
Photo CD - Household Objects                                     SWPCD-643000JC                39.95
Photo CD - Dinosaur Illustrations                                SWPCD-644000JC                39.95
Photo CD - Show Dogs                                             SWPCD-659000JC                39.95
Photo CD - Prehistoric World                                     SWPCD-684000JC                59.95
Photo CD 1OPack - Great Works Of Art                             RFART-10PACK

Photo CD 1OPack - Animals                                        RFANIMALS-10PACK              59.95
Photo CD 1OPack - Textures                                       RFTEXTURES10PACK              59.95
Photo CD IOPack - Textures Ii                                    RFTEXTURES210PAK              59.95
CorelDRAW Art & Artistry                                         32974                         49.95
Artshow 7 Book & Cd                                              503-7                         39.95
WordPerfect 8 Timebomb                                           DEMOCDWP8ENG                 NO CHG
CorelDRAW 8 - Timebomb                                           TB80ENGRV                    NO CHG
Ventura 8 Timebomb                                               TBCV80ENGORV                 NO CHG
CorelDRAW 8 Mac Timebomb                                         TB80MENGORV                  NO CHG
Print Office Timebomb                                            TBPO10ENG0RV                 NO CHG
CorelDRAW 7 Clipart Manual                                       SWQ046-UNI-70                 29.95
CorelDRAW 7 User Manual Volume.#1                                SW137-1-ENG70                 29.95
CorelDRAW 7 User Manual Volume.#2                                SW137-2-ENG70                 29.95
CoreIDRAW Select Ed V7.0 User Manual                             137DRAWSEENG70                29.95
CorelDRAW 8 User Manual                                          137DRAWENG80                  29.95
CorelDRAW 8.0 Pwrmac User Manual                                 137DRAWMENG80                 29.95
Photopaint 8 User Manual                                         137PPENG80                    29.95
Photo Paint V8.0 Pwrmac User Manual                              137PPMENG8O                   29.95
Printhouse Premium 4 User/Clipart Manual                         137PHPENG40                   29.95
Print Office V1.0 User Manual                                    137POENG10                    29.95
WordPerfect Office 2000 User Manual                              137WPENG2K                    29.95
WordPerfect Office 2000 Clipart User Manual                      46WPUN12K                     29.95
WordPerfect Suite 8.0 User Manual                                137WPSENG8O                   29.95
WordPerfect Suite Legal Ed V8.0 User Manual                      137WPSLENG80                  29.95
WordPerfect Suite Legal Ed V7.0 User Manual                      504WPSLENG70                  29.95
WordPerfect Suits 8.0 Pro User Manual                            137WPSPENGQO                  29.95
WordPerfect For Unix V8.0 User Manual                            137WPSSUNIXENG80              29.95
WordPerfect 8 Clipart And Font Manual                            46WPSUN18O                    29.95
WordPerfect 8 For Unix Installation Manual                       504WPSUNIXRNGO                29.96
WordPerfect Mac 3.51 User Manual W/Clipart                       CW137-WPM-ENG351              29.95
WordPerfect Unix 6.0/5.2 User Manual                             CW137UNIXENG6052              29.95
Ventura 8 User Manual                                            137CVENG80                    29.95
Paradox 8: Guide To Object Pal                                   137PDX1ENG8O                  29.95
Paradox 8: Object Pal Reference Guide                            137PDX2ENG80                  29.95
Wp8 Macros Manuals (Set Of 2)                                    137MENG80                     65.95
CorelDRAW 8                                                      80CANFO                      469.95
CorelDRAW 8 Upgrade                                              80UGCANFO                    249.95
WordPerfect Suite 8                                              WPS80CANFREO                 309.95
WordPerfect Suite 8 Upgrade                                      WPS80UGCANFREO                84.99
Photopaint 8                                                     PP80CANF0                    339.95
Photopaint 8 Upgrade                                             PP80UGCANF0                  109.95

                                    SCHEDULE "E"

                         MERCHANDISE AND MERCHANDISE PRICES



                                                                       ONLINE

DESCRIPTION                                      COREL SKU           SUGG. PRICE         DISTI PRICE
Promotional Corel Linux-Tshirt (For Techwave)    38OWPLXPENG80TSP        0.00                   0.00
Corel Linux-Tshirt (For Techwave)                8OWPLXPENG80TS         12.95                   8.00

                                    SCHEDULE "F"

                 REPORTS, SERVICES AND SAMPLE LETTER OF DESTRUCTION

A.     DISTRIBUTOR REPORTS*:

1. Distributor shall provide monthly reports to COREL in electronic format within ten (10) days of the end of each month which shall capture the following information, all information with respect to reporting as set forth in Schedule "H" and Schedule "R" or information as reasonably requested by COREL from time to time. In addition, Distributor agrees to make all such reports available to COREL online in real time in accordance with Schedule "H" and Schedule "R".

(i) summary of all Products sold or distributed by Distributor, including, but not limited to orders, subscriptions, downloads, revenues, break down of Products, top selling products, regional distribution of sales, cancellations and returns;
(ii) summary of all returns processed by Distributor in accordance with COREL's return policy;
(iii) any and all data compiled by Distributor regarding Customer use of the Distributor System or Web Site, including, but not limited to, Customer name, address, telephone number, e-mail address, fax number (if provided) all Software purchased by Customer, and date of purchase;
(iv) system failures including, cause of interruption or failure of Distributor System or Distributor's Website; duration of the interruption or failure; and methods used to resolve the interruption or failure; and
(v) any breach of the encryption protocol; the cause of said breach; the duration of the breach and the methods used to resolve the breach;
(vi) summary of all traffic reports (ie. the number of hits on the Store, number of page views, visits, unique visitors).
(vii) summary of performance reports, including, but not limited to call centre statistics, order processing, common Customer issues, Customer satisfaction survey;
(viii) Merchandising, Customer and financial reports;
(ix)   Customer Service reports as outlined in Schedule "R"

2. Distributor shall provide a report to COREL immediately upon equipment or service failure or upon any breach of the encryption protocol which shall capture the following information, in addition to any information which Distributor should otherwise provide to COREL to enable COREL to evaluate the quality of the Distributor System:

(i)    cause of interruption or failure of Distributor System or Distributor's
       Web;
(ii)   duration of the interruption or failure;
(iii)  methods used to resolve the interruption or failure.

       All Failure Reports and Encryption Protocol Reports are to be: (i) faxed to COREL immediately; and (ii) provided in electronic format to COREL within five (5) business days after the occurrence of each failure or interruption. COREL can request reasonable changes in the format of the report upon thirty (30) days notice.

*COREL can request reasonable changes in the format of the report upon thirty
(30) days notice.


B.     SERVICES:

1.     Security Requirements

Upon transfer of the Software by COREL to Distributor, Distributor shall be responsible for the security of the EULA, Software and Products to authenticate the EULA and Software and ensure integrity and confidentiality of the Products during any transmission. The Distributor System shall contain the following security controls:

1. Physical security controls which isolate the Distributor System from physical access by anyone not directly authorized to manage the Distributor System;
2. Logical access controls that enforce positive control over access to the Products, the applications, and operating systems functions that interact with the Products;
3. Code integrity controls that verify the integrity of the Product immediately prior to any packaging;
4. Connectivity controls that ensure that all network connections to the Distributor System are under the positive control of those personnel with direct responsibility for the security of the Products;
5. All security controls over Products generate effective audit trails that are secure from modification; and
6. All cryptographic keys that support security functionality for Products are stored and used operationally completely within secure dedicated software.

2.     Encryption Processes and Bundling Restrictions

All Software encryption shall take place in a secure, restricted systems environment. No cleartext Software, including, but not limited to the EULA and Letter of Destruction, shall be transmitted by Distributor outside the secure system other than in encrypted format.

Bundling of the Software with non-COREL software within a single file is prohibited. Distributor shall not present, nor authorize others to present, non-COREL software as COREL Software.

3.     Provision of Key to Customers

Distributor shall provide the executable code decryption key to Customers in a secure manner such that the executable code decryption key cannot be determined by a third party. Executable code decryption mechanisms must be single use, allowing only one decryption of the executable code from a data archive. The decryption process must alter the data archive with the customer information in such a way that any subsequent decryption process would force display of the prior customer's information.

All executable code delivered to Customer's shall be digitally signed by Distributor. Distributor shall provide the Customer with instructions on how to verify this authenticity.

4.     Payment

Distributor shall provide a secure, electronic method for Customer payment.

5.     Software Lists

Distributor shall maintain a list of all Software SKUs that are valid for on-line distribution that are secured from unauthorized access and modification.

6.     Post-Sale Reinstalling or Replacing Software

Distributor shall provide a reinstall and electronic master replacement service to Customers with valid requests for such Services. All reinstall services must be noted in the Distributor EULA database.

7.     Returns

Distributor shall accept all approved money back guarantee returns from Customers as follows:

(i) Proof of Purchase Validation

Only one return per EULA record shall be allowed. All returns transactions require validation of the EULA and Distributor digital signature as proof of purchase. Distributor shall validate each individual return request by reviewing the End User License Agreement database, Customer proof of purchase, and the Customer letter of destruction. Distributor shall archive these documents.

(ii) Proof of Destruction

Customers requesting the return must provide a completed and signed letter of destruction in the format as provided in this Schedule "F" hereto. Alternatively, destruction can be verified by a Distributor-certified de-installation routing monitored or administered by a revenue-neutral service provider run on the Distributor system. The application should provide electronic notice of de-installation.

(iii) Return Validation

Upon validation and completion of a legitimate return, Distributor will update the EULA database.

(iv) Customer Confirmation

Upon revocation of rights from the EULA database, an e-mail or written communication shall be sent automatically by the Distributor to the Customer. Such communication shall confirm the return.

8.     Customer Support

Distributor shall be responsible for providing customer service and support to customers up through, but not limited to, the successful delivery of an installable Product on the customer's hard disk.

9.     Current and Prior Product Versions

Distributor shall always provide the most current Software version as provided by Corel in Products distributed by Distributor, unless otherwise requested by Corel.

10.    Account Manager

Distributor agrees to assign a dedicated Corel account manager as the point of contact for Corel.

C.     FAILURE CHARGES



                                     [ * ]





                        * CONFIDENTIAL TREATMENT REQUESTED.

                                    [ * ]







5. Corel and Distributor agree to meet in person or by conference telephone, up to and in no event later than seven (7) days prior to an agreed upon release date for a new version of Schedule "H", to discuss and modify, if necessary, by mutual agreement of both parties the deliverables described in the new version of Schedule "H".

D.     SAMPLE LETTER OF DESTRUCTION

THIS AGREEMENT (the "Agreement") is made and entered into by and between [insert corporate name] (hereinafter "Distributor") and [Customer's Name] (hereinafter "Customer").

The Customer agrees to take the necessary measures to delete and destroy the intellectual property described as [insert Product description], 111111 (order #), and licensed to the Customer for use under the terms of COREL's End User license agreement.

(Distributor] shall refund the purchase price of the Product to the Customer and report the Product as "destroyed" to the software vendor once this letter has been executed by the Customer and received at [Distributor].

By Customer

Signature:

Name:

Address:

City/State/Province/Postal Code:

Email Address:

Reason for Return:



                        * CONFIDENTIAL TREATMENT REQUESTED.

                                    SCHEDULE "G"

                   GUIDELINES FOR USING COREL LOGOS & TRADEMARKS

Corel permits you to use its logos and trademarks in both plain word and stylized form (the "Marks") for the purpose of promoting and advertising
Corel products or services, provided you comply with the following guidelines:

       i) The Marks may only be used in relation to Corel products or services. This means that you may not display the Marks on any non-Corel product or service including any associated packaging, documentation, advertising or other materials in a manner that suggests that such product or service is a Corel product or service, that Corel or any of the Marks are associated with such product or service or that Corel is affiliated with, endorses or sponsors you or any of such products or services. Use of Corel partner program logos and trademarks, such as the Corel Solutions Partner and Corel Training Partner logos, are subject to the terms and conditions of the respective partner program and no permission to use such logos is granted herein. Please contact a Corel representative or visit corel.com for further details.

       ii) Corel will provide you with the artwork for the Marks. This artwork may not be altered in any way.

      iii) When displayed, the Marks must be substantially less prominent than your trademark, trade name, logo or product name. The Marks may not be used as, or as part of, a company name.

       iv) When displayed, the Marks must stand alone. A minimum amount of empty space must be left between the Marks and any other object such as type, photography, borders, edges, etc. The required border of empty space around the Marks must be 1/2x wide where x is the height of the Mark.

        v) You may not combine the Marks with any other feature including, but not limited to, other logos, words, graphics, photos, slogans, numbers, design features, or symbols. Further, you may not display your own logos or marks or other text or graphics in the same or similar get-up, graphics, look, or trade-dress as the Marks.

       vi) The Marks must not be used in a manner that, in Corel's judgment, may diminish or otherwise damage Corel's goodwill in the Marks, including but not limited to uses which could be deemed to be obscene, pornographic, or otherwise in poor taste or unlawful, or which purpose or objective is to encourage unlawful activities.

      vii) You must place an asterisk (*) or similar notation mark beside the first use of a Mark and include the following attribution statement on the materials in which the Marks are featured.

               " * Trademark(s) of Corel Corporation or Corel Corporation
               Limited"

                                    SCHEDULE "H"

                                        MRD

           [THIS PAGE INTENTIONALLY LEFT BLANK. THE MRD IS APPENDED HERETO]

                                                    COREL ESTORE AND STUDIO 1.0

                                                   MARKET REQUIREMENTS DOCUMENT

                                                 Document Version: 6.20 (COREL)
                                                         Document Date: 5/14/99
                                     Original Draft of Document by: Chris Noble

                          TECHWAVE CONFIDENTIAL INFORMATION. INTERNAL USE ONLY.

TABLE OF CONTENTS
EXECUTIVE SUMMARY                                                           3

1.   AVAILABILITY                                                           3
     1.1.  Uptime                                                           3
     1.2.  Load Time                                                        3
     1.3.  Web Server Scalability                                           3
     1.4.  Transaction Server Scalability                                   4
     1.5.  Hardware requirements                                            4
     1.6.  System Requirements                                              4
     1.7.  Database Server Scalability                                      5


2.   BASIC SHOPPING                                                         5
     2.1.  Simple Search                                                    5
     2.2.  Advanced Search                                                  5
     2.3.  Categories                                                       7
     2.4.  Product Pages                                                    8
     2.5.  Top X lists                                                     10
     2.6.  WaterMarkPages                                                  10
     2.7.  Floating Cart                                                   11
     2.8.  Shopping Cart                                                   12
     2.9.  EULA Page                                                       14
     2.10. Checkout: Billing and shipping                                  14
     2.11. Checkout: Review Order                                          17
     2.12. Physical & ESD Support                                          18
     2.13. Shipping status                                                 18
     2.14. Cross-sell/ upsell                                              19
     2.15. Special offers & coupons                                        19

3.   PAYMENT PROCESSING                                                    20
4.   ORDER CONFIRMATION PAGE                                               21
5.   ODER CONFIRMATION E-MAIL                                              21
6.   DATA TRANSFER FROM COREL TO DISTRIBUTOR                               21
7.   SITE ADMINISTRATION                                                   23

8.   REPORTING                                                             26
9.   BIZ RULES AND GROUPS                                                  29
10.  NEW USER INTERFACE                                                    29
11.  E-MAIL FUNCTIONALITY                                                  30
12.  NETGREETING SUPPORT                                                   30
13.  PARTNERS SUPPORT: RESELLERS AND AFFILIATES AND TRACKING SALES         30
14.  OTHER DEVELOPMENT                                                     31

EXECUTIVE SUMMARY
This is a requirement document is written for COREL and Distributor Staff. It is intended to describe all the required functionality for a Distributor built COREL Studio and online store.

PRIORITY KEY

1.0: REQUIRED ON OR BEFORE MAY 30th, 1999 ("LAUNCH"). This means that the functionality must be made available on the Store by Distributor for the Launch.

1.1: REQUIRED ON OR BEFORE JUNE 14th, 1999. This means that the functionality must be made available on the Store by Distributor on or before June 14th, 1999.

1.2: REQUIRED ON OR BEFORE JULY 12th, 1999. This means that the functionality must be made available on the Store by Distributor on or before July 12th, 1999.


FUNCTIONAL REQUIREMENTS

1.   AVAILABILITY

     1.1.  UPTIME
           1.1.1.     [ * ]

     1.2.  LOAD TIME

           1.2.1.     [ * ]

           1.2.2      [ * ]

           1.2.3.     [ * ]

     1.3.  WEB SERVER SCALABILITY

           1.3.1.     [ * ]

           1.3.2.     [ * ]


                                                                               3


                        * CONFIDENTIAL TREATMENT REQUESTED.

           1.3.3.     [ * ]

           1.3.4.     [ * ]

     1.4   TRANSACTION SERVER SCALABILITY

           1.4.1.     [ * ]

           1.4.2.     [ * ]

           1.4.3.     [ * ]

     1.5.  HARDWARE REQUIREMENTS

           1.5.1.     [ * ]

     1.6.  SYSTEM REQUIREMENTS

           Distributor agrees that the minimum system requirements for browsing by Customer shall be as follows:
           Netscape 3.02 and IE 3.02
           640 by 480 resolution*






                                     [ * ]





                                                                              4


                        * CONFIDENTIAL TREATMENT REQUESTED.

                                     [ * ]



     1.7.  DATABASE SERVER SCALABILITY

           1.7.1.     [ * ]

           1.7.2.     [ * ]

           1.7.3      [ * ]

2.   BASIC SHOPPING

     2.1.  SIMPLE SEARCH

           2.1.1.     [ * ]

           2.1.2.     [ * ]

           2.1.3.     [ * ]

           2.1.4.     [ * ]

     2.2.  ADVANCED SEARCH

           2.2.1.     [ * ]

           2.2.2.     [ * ]


                                                                              5


                        * CONFIDENTIAL TREATMENT REQUESTED.

                      [ * ]

           2.2.3.     [ * ]

           2.2.4.     [ * ]

           2.2.5.     [ * ]

           2.2.6.     [ * ]

           2.2.7.     [ * ]

           2.2.8.     [ * ]

           2.2.9.     [ * ]

           2.2.10.    [ * ]

           2.2.11.    [ * ]


                                                                              6


                        * CONFIDENTIAL TREATMENT REQUESTED.

           2.2.12.    [ * ]

           2.2.13.    [ * ]

           2.2.14.    [ * ]

           2.2.15.    [ * ]

           2.2.16.    [ * ]

           2.2.17.    [ * ]

           2.2.18.    [ * ]

           2.2.19.    [ * ]

           2.2.20.    [ * ]

           2.2.21.    [ * ]

           2.2.22.    [ * ]

     2.3.  CATEGORIES

           2.3.1.     [ * ]


                                                                              7


                        * CONFIDENTIAL TREATMENT REQUESTED.

           2.3.2.     [ * ]

           2.3.3.     [ * ]

           2.3.4.     [ * ]

           2.3.5.     [ * ]

           2.3.6.     [ * ]

     2.4.  PRODUCT PAGES

           2.4.1.     [ * ]

           2.4.2.     [ * ]

           2.4.3.     [ * ]

           2.4.4      [ * ]

           2.4.5.     [ * ]

           2.4.6.     [ * ]

           2.4.6.a.   [ * ]

           2.4.7.     [ * ]

           2.4.8.     [ * ]


                                                                              8


                        * CONFIDENTIAL TREATMENT REQUESTED.

                      [ * ]

           2.4.8.a.   [ * ]

           2.4.8.b.   [ * ]

           2.4.8.c.   [ * ]

           2.4.9.     [ * ]

           2.4.10.    [ * ]

           2.4.11.    [ * ]

           2.4.12.    [ * ]

           2.4.13.    Products will have the following attributes:

           Filename (SKU)
           Keywords (Studio)
           Descriptions (Studio)
           Descriptions (Estore)
           Classification (Premium, etc.)
           Studio Category (People, etc.)
           Studio Subcategories
           Date Implemented
           File Path
           Cart Thumbnail
           Thumbnail (or Box Shot)
           Watermark
           Media (Download or CD) (If download available on CD specific only to Studio)
           Royalty
           Weight (Popularity, Quality)
           EStore Keywords
           Estore Category
           Prices/Resolutions
           Related products
           File Size
           Platform
           Active/Inactive/Pending
           Specials


                                                                              9


                        * CONFIDENTIAL TREATMENT REQUESTED.

           Search results by category
           Product weight (physical)
           Language (i.e., German, French etc.)
           Export Restrictions/Rules
           Free (Product ID of Bundled Free Product)
           Color Profiles (ICC ... what palate scanned in etc.)
           Subscription (Multiple Models)
           Associated EULA
           Alternate Pricing associated with SKU
           A different SKU is used internationally for each product. File Size (K size)
                      PRIORITY: 1.0

           2.4.14.    [ * ]

     2.5.  TOP X LISTS

           2.5.1.     [ * ]

           2.5.2.     [ * ]

           2.5.3.     [ * ]

           2.5.4      [ * ]

           2.5.5.     [ * ]

           2.5.6.     [ * ]

           2.5.7.     [ * ]

           2.5.8      [ * ]

     2.6.  WATERMARK PAGES

           2.6.1.     [ * ]


                                                                             10


                        * CONFIDENTIAL TREATMENT REQUESTED.

                      [ * ]

           2.6.2.     [ * ]

           2.6.3.     [ * ]

           2.6.4.     [ * ]

           2.6.5.     [ * ]

           2.6.6.     [ * ]

    2.7.   FLOATING CART
           Distributor shall ensure that:

           2.7.1.     [ * ]

           2.7.2.     [ * ]

           2.7.3.     [ * ]


                                                                              11


                        * CONFIDENTIAL TREATMENT REQUESTED.

           2.7.4.     [ * ]

           2.7.8.     [ * ]

           2.7.9.     [ * ]

    2.8.   SHOPPING CART
           Distributor shall ensure that:

           2.8.1.     [ * ]

           2.8.2.     [ * ]

           2.8.2.a.   [ * ]

           2.8.3.     [ * ]

           2.8.4.     [ * ]

           2.8.5.     [ * ]

           2.8.6.     [ * ]

           2.8.7.     [ * ]


                                                                             12


                        * CONFIDENTIAL TREATMENT REQUESTED.

                      [ * ]

           2.8.8.     [ * ]

           2.8.9.     [ * ]

           2.8.10.    [ * ]

           2.8.11.    [ * ]

           2.8.11.a   [ * ]

           2.8.12.    [ * ]

           2.8.13.    [ * ]

           2.8.14.    [ * ]

           2.8.15.    [ * ]

           2.8.16.    [ * ]


                                                                              13


                        * CONFIDENTIAL TREATMENT REQUESTED.

                      [ * ]

           2.9.       EULA PAGE

                      2.9.1.    [ * ]

                      2.9.2.    [ * ]

           2.10.      CHECKOUT: BILLING AND SHIPPING
                      Distributor shall ensure that:

                      2.10.1.    [ * ]

                      2.10.2.    [ * ]

A. FOR CREDIT CARD CUSTOMERS:
1. [ * ]
2. [ * ]
3. [ * ]
4. [ * ]
5. [ * ]
6. [ * ]
7. [ * ]
8. [ * ]
9. [ * ]
10. [ * ]
11. [ * ]
12. [ * ]
13. [ * ]
14. [ * ]
15. [ * ]
16. [ * ]
17. [ * ]
18. [ * ]
19. [ * ]
20. [ * ]
21. [ * ]
22. [ * ]
23. [ * ]
24. [ * ]
25. [ * ]

                                       [ * ]


                                                                             14


                        * CONFIDENTIAL TREATMENT REQUESTED.

B. FOR PURCHASE ORDER CUSTOMERS (PERSONAL AND CORPORATE ORDERS):
1. [ * ]
2. [ * ]
3. [ * ]
4. [ * ]
5. [ * ]
6. [ * ]
7. [ * ]
8. [ * ]
9. [ * ]
10. [ * ]
11. [ * ]
12. [ * ]
13. [ * ]
14. [ * ]
15. [ * ]
16. [ * ]
17. [ * ]

                      PRIORITY: 1.1

C. RESELLER DATA: (EX. PHOTOSETC, IMSI SOFT, OUTPOST....)
1. [ * ]
2. [ * ]
3. [ * ]
4. [ * ]
5. [ * ]
6. [ * ]
7. [ * ]
8. [ * ]
9. [ * ]
10. [ * ]
11. [ * ]
12. [ * ]
13. [ * ]
14. [ * ]
15. [ * ]

                      [ * ]

           2.10.3.    [ * ]

           2.10.4.    [ * ]


                                                                             15


                        * CONFIDENTIAL TREATMENT REQUESTED.

           2.10.5.    [ * ]

           2.10.6.    [ * ]

           2.10.6.a   [ * ]

           2.10.7.    [ * ]

           2.10.8.    [ * ]

           2.10.9.    [ * ]

           2.10.10.   [ * ]

           2.10.11.   [ * ]

           2.10.12.   [ * ]

           2.10.13.   [ * ]

           2.10.14.   [ * ]


                                                                             16


                        * CONFIDENTIAL TREATMENT REQUESTED.

           2.10.14.a  [ * ]

           2.10.15.   [ * ]

           2.10.16.   [ * ]

           2.10.17.   [ * ]

           2.10.18.   [ * ]

           2.10.19.   [ * ]

           2.10.20.   [ * ]

           2.10.21.   [ * ]

           2.10.22.   [ * ]

           2.10.23.   [ * ]

           2.10.24.   [ * ]

     2.11. CHECKOUT: REVIEW ORDER
           Distributor shall ensure that:

           2.11.1.    [ * ]


                                                                             17


                        * CONFIDENTIAL TREATMENT REQUESTED.

                      [ * ]

           2.11.2.    [ * ]

           2.11.3.    [ * ]

           2.11.4.    [ * ]

           2.11.5.    [ * ]

     2.12. PHYSICAL & ESD SUPPORT
           Distributor shall ensure that:

           2.12.1.    [ * ]

           2.12.2.    [ * ]

           2.12.3.    [ * ]

           2.12.5.    [ * ]

     2.13. SHIPPING STATUS
           Distributor shall ensure that:

           2.13.1.    [ * ]

           2.13.2.    [ * ]


                                                                             18


                        * CONFIDENTIAL TREATMENT REQUESTED.

           2.13.3.    [ * ]

           2.13.4.    [ * ]

           2.13.5.    [ * ]

           2.13.6.    [ * ]

           2.13.7.    [ * ]

           2.3.17.a   [ * ]

           2.13.8     [ * ]

     2.14. CROSS-SELL/ UPSELL RECOMMENDATION
           Distributor shall ensure that:

           2.14.1.    [ * ]

           2.14.2.    [ * ]

           2.14.3.    [ * ]

     2.15. SPECIAL OFFERS & COUPONS


                                                                             19


                        * CONFIDENTIAL TREATMENT REQUESTED.

           Distributor shall ensure that:

           2.15.1.    [ * ]

           2.15.2.    [ * ]

           2.15.3.    [ * ]

           2.15.4.    [ * ]

           2.15.5.    [ * ]

           2.15.6.    [ * ]

           2.15.7.    [ * ]

3.   PAYMENT PROCESSING

     Distributor shall ensure that:

     3.1.  [ * ]

           [ * ]

     3.2.  [ * ]

     3.3.  [ * ]

     3.4.  [ * ]


                                                                             20


                        * CONFIDENTIAL TREATMENT REQUESTED.

           [ * ]

     3.5.  [ * ]

     3.6.  [ * ]

4.   ORDER CONFIRMATION PAGE

     4.1.  [ * ]

5.   ORDER CONFIRMATION EMAIL

     Distributor shall ensure that:

     5.1.  [ * ]

     5.2.  [ * ]

6.   DATA TRANSFER FROM COREL TO DISTRIBUTOR

     [ * ]







                                                                             21


                        * CONFIDENTIAL TREATMENT REQUESTED.

                                      [ * ]









                                                                             22


                        * CONFIDENTIAL TREATMENT REQUESTED.

                                     [ * ]





7.   SITE ADMINISTRATION


                                                                             23


                        * CONFIDENTIAL TREATMENT REQUESTED.

                                    [ * ]



     7.1.  CHANGING SITE CONTENT THROUGH WORKPLACE
           Distributor shall ensure that:

           7.1.1.     [ * ]

           7.1.2.     [ * ]

           7.1.3.     [ * ]

           7.1.4.     [ * ]

           7.1.4.a    [ * ]

           7.1.5.     [ * ]

           7.1.5.a    [ * ]

           7.1.6.     [ * ]


                                                                             24


                        * CONFIDENTIAL TREATMENT REQUESTED.

                      [ * ]

           7.1.7.     [ * ]

     7.2. CHANGING SITE CONTENT THROUGH DISTRIBUTOR PROFESSIONAL SERVICES Distributor shall ensure that:

           7.2.1.     [ * ]

           7.2.2.     [ * ]

           7.2.3.     [ * ]

                      [ * ]

           7.2.4.     [ * ]

           7.2.5.     [ * ]

                      [ * ]




                                   [ * ]




                      [ * ]


                                                                             25


                        * CONFIDENTIAL TREATMENT REQUESTED.

           7.2.6.     [ * ]

           7.2.7.     [ * ]

           7.2.8.     [ * ]

           7.2.9.     [ * ]

     7.3.  POSTING OF NEW ESD SKUS

           7.3.1.     [ * ]

8.   REPORTING

     [ * ]

     8.1.  SALES REPORTS

           Distributor shall ensure that:

           8.1.1.     [ * ]

           8.1.2.     [ * ]

           8.1.3.     [ * ]


                                                                             26


                        * CONFIDENTIAL TREATMENT REQUESTED.

                      [ * ]

           8.1.4.     [ * ]

           8.1.5.     [ * ]

     8.2.  TRAFFIC REPORTS
           Distributor shall ensure that:

           8.2.1.     [ * ]

           8.2.2.     [ * ]

     8.3.  UPTIME & SECURITY REPORTS
           Distributor shall ensure that:

           8.3.1.     [ * ]


                                                                             27


                        * CONFIDENTIAL TREATMENT REQUESTED.

                      [ * ]

           8.3.2.     [ * ]

     8.4.  FINANCIAL REPORTS
           Distributor shall ensure that:

           8.4.1.     [ * ]

           8.4.2.     [ * ]

     8.5.  INVENTORY REPORTS (ONLY IF APPLICABLE)

           [ * ]

     8.6.  CUSTOMER REPORTS

           [ * ]

     8.7.  SECURITY OF REPORTING

           [ * ]

     8.8.  ESTORE PORTAL (HTML PAGE) FOR CEO AND VP'S.

           [ * ]


                                                                             28


                        * CONFIDENTIAL TREATMENT REQUESTED.

     8.9.  CUSTOMER SERVICE REPORTS

           [ * ]

9.   BIZ RULES AND GROUPS

     Note: both the completion and implementation schedule of all deliverables in this section 9 are dependent upon Distributor and COREL's timely completion of all tasks. Distributor will inform COREL in a timely manner of the deliverables required by Distributor and the deadlines by which those deliverables are required. Provided that COREL meets the deadlines agreed upon by both parties Distributor shall complete the tasks set forth in this section 9 in accordance with the priority deadlines.






                                [ * ]







10.  NEW USER INTERFACE

     [ * ]


                                                                             29


                        * CONFIDENTIAL TREATMENT REQUESTED.

11.  E-MAIL FUNCTIONALITY

     11.1. [ * ]

     11.2. EMAIL MAILINGS
           [ * ]

12.  NETGREETING SUPPORT

     [ * ]

13.  PARTNERS SUPPORT: RESELLERS AND AFFILIATES AND TRACKING SALES

     13.1. [ * ]

     13.2. [ * ]


                                                                              30


                        * CONFIDENTIAL TREATMENT REQUESTED.

                      [ * ]

            13.2.2.   [ * ]

            13.2.3.   [ * ]

            13.2.4.   [ * ]

     13.3.  TRACKING SALES

            [ * ]

14.  OTHER DEVELOPMENT

     14.01. CANADIAN STORE

     [ * ]


                                                                             31


                        * CONFIDENTIAL TREATMENT REQUESTED.

    [ * ]

    14.02.   THIRD PARTY COMMERCE ENABLING

    [ * ]

    14.03.   TECH SUPPORT SALES

    [ * ]

    14.03.a  TECH SUPPORT THROUGH DISTRIBUTOR

             [ * ]

    14.03.b  [ * ]

    14.4.    REFERENCE STORES: BOOKS/TRAINING

    [ * ]

    14.5.    ECOMMERCE ENABLING PRODUCT PAGES AND COMMUNITY SITES

             [ * ]

    14.6.    E-COMMERCE ENABLING OF POSTER SALES

             [ * ]

    14.7.    AFFINITY (COREL POINTS) PROGRAM

             [ * ]

    14.8.    REBATES


                                                                             32


                        * CONFIDENTIAL TREATMENT REQUESTED.

             [ * ]

    14.9.    DEVELOPMENT REQUIREMENTS

             [ * ]

    14.10.   INCENTIVE

             [ * ]

    14.11.   LOCALIZATION OF STORES (REQUIREMENTS AND PRIORITY TO BE DETERMINED)

    14.12.   CUSTOMER REQUIREMENTS DOCUMENT

             The Customer requirements document ("CRD") shall be appended to this Schedule "H" when it is mutually agreed upon by both parties.


                                                                             33


                        * CONFIDENTIAL TREATMENT REQUESTED.

                                     SCHEDULE "I"
           TECHNICAL SUPPORT PRODUCTS AND TECHNICAL SUPPORT PRODUCT PRICES



                                                                                                     ONLINE
DESCRIPTION                                                                     COREL SKU          SUGG. PRICE    DISTI PRICE
Classic Lifetime Support Upgrade From Classic 30 Day Installation Only          CLSUG                    60.00        [ * ]
Classic Support Single Incident                                                 CS1I                     15.00        [ * ]
US Priority 1 Incident WP (11X5)                                                PRI1IWPUS                25.00        [ * ]
US Priority 5 Incident WP (11X5)                                                PRI5IWPUS                99.00        [ * ]
US Priority 10 Incident Pack WP (11X5)                                          PRI10IWPUS              189.00        [ * ]
One-Single Priority Credit for Wordperfect 7X24 Support US                      PRI17X24WPUS             40.00        [ * ]
Priority 5 Pack WP 24X7 US                                                      PRI5PACKWPUS24X7        145.00        [ * ]
Priority 10 Pack WP 24X7 US                                                     PRI10PACKWPUS24X7       280.00        [ * ]
US Priority 1 Incident Graphics                                                 PRI1IGUS                 25.00        [ * ]
US Priority 5 Incident Pack Graphics                                            PRI5IGUS                 99.00        [ * ]
US Priority 10 Incident Pack Graphics                                           PRI10IGUS               199.00        [ * ]
Priority 1 Incident Unix/Linux Server Edition USA                               PRI1IUXLNXSEUS           50.00        [ * ]
Priority 5 Incident Unix/Linux Server Edition USA                               PRI5IUXLNXEUS           225.00        [ * ]
Priority 10 Incident Unix/Linux Server Edition USA                              PRI10IUXLNXSEUS         399.00        [ * ]
Priority 1 Incident Linux Workstation Edition USA                               PRI1IUXLNWEUS            50.00        [ * ]
Priority 5 Incident Linux Workstation Edition USA                               PRI5IUXLNWEUS           225.00        [ * ]
Priority 10 Incident Linux Workstation Edition USA                              PRI10IUXLNWEUS          399.00        [ * ]
Priority 1 Incident Linux Workstation Edition USA (7X24)                        PRI1IUXLNWEUS724         40.00        [ * ]
Priority 5 Incident Linux Workstation Edition USA (7X24)                        PRI5IUXLNWEUS724        149.00        [ * ]
Priority 10 Incident Linux Workstation Edition USA (7X24)                       PRI10IUXLNWUS724        249.00        [ * ]
Paradox Priority Personal 1 Incident US                                         PDXPER1IUS               50.00        [ * ]
Paradox Priority Standard 1 Incident US                                         PDXSTD1IUS               75.00        [ * ]
Paradox Priority Plus 1 Incident US                                             PDXPLUS1IUS             150.00        [ * ]
Paradox Personal 5 Incident Pack US                                             PDXPER5IUS              225.00        [ * ]
Paradox Personal 10 Incident Pack US                                            PDXPER10IUS             400.00        [ * ]
Paradox Personal 25 Incident Pack US                                            PDXPER25IUS           1,250.00        [ * ]
Paradox Standard 5 Incident Pack US                                             PDXSTD5IUS              355.00        [ * ]
Paradox Standard 10 Incident Pack US                                            PDXSTD10IUS             675.00        [ * ]
Paradox Standard 25 Incident Pack US                                            PDXSTD25IUS           1,600.00        [ * ]
Paradox Plus 5 Incident Pack US                                                 PDXPLUS5IUS             700.00        [ * ]
Paradox Plus 10 Incident Pack US                                                PDXPLUS10IUS          1,350.00        [ * ]
Paradox Plus 25 Incident Pack US                                                PDXPLUS25IUS          3,200.00        [ * ]
Priority E-Mail Support For Graphic Applications                                PRIANSPEFGRAPH            9.95        [ * ]
Priority E-Mail Support For Wordperfect Business Applications                   PRIANSPEFWP               9.95        [ * ]
Priority E-Mail Support For Linux/Unix                                          PRIANSPEFLNXUNX           9.95        [ * ]
Priority E-Mail Support For Consumer Applications                               PRIANSPERFCONSUM          9.95        [ * ]
Support Option - Premium Light US                                               PREMLITEUS            3,750.00        [ * ]
Support - Premium Services Ultra Lite (25 Incident) US                          PREMULITEUS           1,825.00        [ * ]
Premium Graphics Ultra Lite 24X7 US                                             PREMGULITEUS          2,375.00        [ * ]
Support Option - Premium Standard US                                            PREMSTANUS           18,999.00        [ * ]
Support Option - Premium Plus US                                                PREMPLUSUS           22,399.00        [ * ]
Support Option - Premium Elite US                                               PREMELITEUS          25,499.00        [ * ]
Additional Premium Support Contact US                                           PREMCUS               3,000.00        [ * ]
Sam US                                                                          PREMSAMUS             1,300.00        [ * ]
Primary Premium Support Technician US                                           PREMPTUS             25,000.00        [ * ]
Dedicated On-Site Premium Support Technician US                                 PREMDTUS            100,000.00        [ * ]





                        * CONFIDENTIAL TREATMENT REQUESTED.

                                     SCHEDULE "J"

                                  MARKETING SERVICES

Distributor shall provide the following Marketing Services to COREL at no charge, during the first twelve (12) calendar months after the Effective Date. Distributor shall provide additional marketing services for any subsequent twelve (12) month period of this Agreement as agreed in writing by both parties three (3) months prior to the renewal date and any such services shall be of equivalent value to those provided by Distributor in the previous twelve (12) month period. The programs are subject to change and replacement with programs of equal value upon mutual written agreement between the parties .

The marketing services are broken into two segments:
- Ongoing -marketing programs intended to drive traffic and attention to COREL, and Corel products throughout the term of the Agreement.
- Launch - special considerations provided to coincide with the launch of the Store with Distributor, and the Corel "Personal Store" program.

ONGOING PROGRAMS

1)   ShopNow.com Personal Stores
     More than 1 million personal stores online currently, with plan to reach 10 million personal stores by December 1999.
     Corel Studio installed as the exclusive Image Gallery in Personal Stores
     A Corel Estore Specialty shop will be included in the Computers area of all personal stores
     Corel gets the top slot to make an offer in the Personal Store newsletter mailed to all Store owners once per quarter.
     One front page sweepstakes program that runs in all Personal Stores (value of prize must exceed $2,000)

     LIST VALUE:

     Exclusive Category Sponsorship (Images)           [ * ]
     Specialty Shop in Computer area                   [ * ]
     Newsletter offer once/quarter (1 million names)   [ * ]
     Front page sweepstakes sponsorship                [ * ]

     SHOPNOW.COM PERSONAL STORE TOTAL VALUE (12 MONTHS)

     Exclusive Category Sponsorship (Images)           [ * ]
     Specialty Shop in Computer area                   [ * ]
     Newsletter offer once/quarter (1 million names)   [ * ]
     Front page sweepstakes sponsorship                [ * ]

     TOTAL VALUE                                       [ * ]

     BuySoftware.com
     Corel Specialty Shop link on Front page of BuySoftware.com
     Corel featured products in BuySoftware.com Graphics Software category Corel Products and Images featured in BuySoftware.com Download shop Corel the top slot to make an offer in the BuySoftware.com E-alert newsletter once per quarter (200,000 subscribers)



                        * CONFIDENTIAL TREATMENT REQUESTED.

     LIST VALUE:

     Specialty Shop link - Front page BuySoftware.com       [ * ]
     Featured product in Graphics Software category         [ * ]
     Corel Products & Images featured in download shop      [ * ]
     Quarterly top slot in BuySoftware.com E-alert          [ * ]

     BUYSOFTWARE.COM TOTAL (12 MONTHS)

     Specialty Shop link - Front page BuySoftware.com       [ * ]
     Featured product in Graphics Software category         [ * ]
     Corel Products & Images featured in download shop      [ * ]
     Quarterly top slot in BuySoftware.com E-alert          [ * ]

     TOTAL VALUE                                            [ * ]

     ShopNow.com
     Corel E-store and Studio would be given premiere merchant listings on ShopNow.com in the Technology Center.
     ShopNow.com gets more than 1 million unique monthly visitors

     LIST VALUE:

     ShopNow.com Premiere Merchant Listing Corel Estore     [ * ]
     ShopNow.com Premiere Merchant Listing Corel Studio     [ * ]

     SHOPNOW.COM TOTAL (12 MONTHS)

     ShopNow.com Premiere Merchant Listing Corel Estore     [ * ]
     ShopNow.com Premiere Merchant Listing Corel Studio     [ * ]

     TOTAL VALUE                                            [ * ]

4)   NetGreeting.com
     Distributor will integrate the thumbnails for all Corel Studio images and photos into its NetGreeting web site as free electronic greeting cards. Corel will be the exclusive image supplier for NetGreeting.com
     Every NetGreeting sent, will be tagged with copy crediting Corel (i.e. Images exclusively from Corel Studio)
     Copy stating Corel's sponsorship of NetGreeting, and links to Corel offers will be included on the page thanking senders for using NetGreeting, as well on the page where recipients receive their card.
     This version of NetGreeting will be integrated into:
     All ShopNow.com Personal Stores
     BuySoftware.com
     ShopNow.com

     NETGREETING INTEGRATION VALUE:

     Within six (6) months from the Effective Date of this Agreement, Distributor shall provide COREL with the value of the NetGreeting Integration. By integrating the Studio images and photos into the ShopNow.com Network, it offers Corel an outstanding, unique branding opportunity, and another chance to promote its products.

     The NetGreeting program we run today has been extremely well received by users, and is a great example of



                        * CONFIDENTIAL TREATMENT REQUESTED.

     viral marketing. Users often pass cards on to friends, and with the simple reply function, they can quickly select their own image and send one back.

ONGOING PROGRAMS TOTAL VALUE (12 MONTHS):

     ShopNow.com Personal Stores Value                      [ * ]
     BuySoftware.com Value                                  [ * ]
     ShopNow.com Value                                      [ * ]

     Total Ongoing Program Value                            [ * ]

     Pricing for Personal Stores, BuySoftware.com and ShopNow.com based on current traffic/sign up levels. These prices would increase monthly based on the trend at which traffic is currently increasing through these properties.

LAUNCH PROGRAM

The goal of the launch program is to announce the re-launch of Corel's Store and Studio, drive traffic and sales through the Store, and help Corel reach out to current Corel product users and take steps toward establishing an ongoing relationship with them.

This launch should run during a one to two month period and start after the Corel Store and Studio, and Corel Personal Stores program have launched with Distributor.

Theme: A Grand re-opening of Corel's E-Store. Much like when a brick and mortar store has a Grand Opening, this launch campaign should focus on driving traffic to the Store.

Concept: Using inventory through Distributor's network, and inventory on other high traffic sites that Distributor controls, drive traffic to the new Corel Store. The program will utilize special Grand Opening offers from Corel to convert traffic to purchases. This would also be a great opportunity to launch Corel's Personal Store program, and give shoppers the chance to get free product or images for signing up.

          In addition to online media to drive traffic, Corel should consider a direct mail campaign to its user base to drive their business online, and get them to sign up for their Personal Store (or just pick them up if we pre-build them). Distributor, through its Direct Marketing Agency division, (the "Haggin Group") can assist with creative direction for a direct mail piece. If Corel elects to use this service for launch, the Haggin Group will provide the creative at no cost to COREL.

ONLINE MARKETING:

Distributor will contribute the following to the Launch program:

Yahoo! Impressions. Distributor currently has a presence as a premiere merchant integrated in the Yahoo site and can provide some targeted visibility to Corel's Store launch through this program, specifically links from search results on Yahoo for keywords like graphics software, etc.

Distributor Contribution for Launch :
                                            [ * ]

PC World Impressions. Distributor also has presence throughout PC World. Their community of computer users a great audience for Corel.



                        * CONFIDENTIAL TREATMENT REQUESTED.

     Distributor Contribution for Launch
                                           [ * ]

TOTAL LAUNCH PROGRAM CONTRIBUTION VALUE

                                           [ * ]
                                           [ * ]
                                           [ * ]

TOTAL VALUE                                           [ * ]

OTHER STRATEGIC PARTNER PROGRAMS

Additionally as a Strategic Partner, the standard Anchor Tenant program will be expanded to include:



-----------------------------------------------------------------------------------------------------------------
PROGRAM                                                          ESTIMATED IMPRESSIONS
-----------------------------------------------------------------------------------------------------------------
Creation of an exclusive sponsorship of the Web Page             Estimate of [ * ] impressions per month.
Designers Floor
http://www.shopnow.com/technology/web_designers/ - and
in services - for Design Services. Graphic in nature and to be mutually agreed upon for scope and placement.
-----------------------------------------------------------------------------------------------------------------
One week per month as a "Feature Store" (88 x 31 logo            Estimate of [ * ] impressions per month - 8%
button at the top of a floor) for the Technology Floor           of all shoppers on ShopNow.com go this section.
(http://www.shopnow.com/technology)                              Will increase with targeted shopper promotions
                                                                 for Corel and Technology in general using 3rd
                                                                 party ad-buys targeted to this section.
-----------------------------------------------------------------------------------------------------------------
One product or store announcement in our                         Minimum of [ * ] impressions.
ClubShopNow.com e-newsletter - to over 75,000 online
shoppers - every quarter. Will link to a special offer page to track response
-----------------------------------------------------------------------------------------------------------------
One "Smart Tip" link and 25 word tip per month in our            Brand - new feature - launched 3/17. Used by
Merchant Center e-Commerce Guide Tip section - perfect           over 17,000 merchants and all tips e-mailed to
place to promote Designer.com or Studio.                         merchant membership list.
http://www.shopnow.com/merchant_center/guides_tips.html
-----------------------------------------------------------------------------------------------------------------


TOTAL VALUE                                            [ * ]

TOTAL DISTRIBUTOR MARKETING CONTRIBUTION

Ongoing Program Total Value                            [ * ]
Launch Program Total Value                             [ * ]

TOTAL VALUE                                            [ * ]

Other Marketing Assistance

Distributor will work with Corel to set up the sale of advertising banners from Corel's Store, the Studio and Corel's corporate website located at corel.com through existing ad sale relationships Distributor has established at no cost to COREL.




                        * CONFIDENTIAL TREATMENT REQUESTED.

BANNER ADVERTISING. Distributor will be responsible for the concept, design, production, and account management for all animated banners. Distributor shall develop animated banner solutions based on the unique selling proposition of the Software being promoted, the desire to build a brand and Customer loyalty, or gear the animated banners toward the third party site on which such animated banner shall be placed. COREL shall have prior approval of all such banners. COREL agrees to pay Distributor [ * ] for each animated banner provided. Animated banners created and used for the site of an Affiliate shall be provided free of charge by Distributor to COREL.

ANCHOR TENANT LISTING. From June 1st, 1999 until June 30th, 1999, the Store shall be an Anchor Tenant on Distributor's "ShopNow" and "MyShopNow" properties. In addition, from July 1st, 1999 until January 1st, 2000, subject to mutual agreement of the parties as to the specific dates, the Store shall be an Anchor Tenant for two (2) additional months on Distributor's "ShopNow" and "MyShopNow" properties.



                        * CONFIDENTIAL TREATMENT REQUESTED.

                                    SCHEDULE "K"

                                PROFESSIONAL SERVICES

The following is a list of various services available from the Distributor to COREL. The services are provided to COREL at no charge as indicated. Other services are available to COREL on either an hourly basis (at an hourly rate of $150/hr.) or on a project basis. At COREL's request, Distributor shall draft a proposal for such additional service.

COREL shall pay all amounts due to Distributor for Professional Services in accordance with Section 7.02 of this Agreement.

The services provided to Corel at no charge include the following:

Web Site Development - Development of the COREL Store is provided by the Distributor at no charge. The specification for the Development is outlined in the MRD attached to the Agreement as Schedule H.

Catalog and Inventory Management - Distributor shall provide COREL at no charge, catalogue and remote SKU management services for Corel products on the Store and Distributor's properties that will enable COREL to manage catalog and inventory. As soon as they are available, Distributor will provide to COREL, at no charge, software tools to manage catalog, inventory and applicable reports. The specifications for these services are outlined in Schedule H.

ORDER PROCESSING AND FULFILLMENT - Distributor will provide COREL the Order Processing and Fulfillment Services outlined in Schedule H at no charge.

PAYMENT PROCESSING - Distributor will provide COREL the Payment Processing services outlined in Schedule H at no charge.

PERFORMANCE MEASUREMENT - Distributor will provide the Performance Measurement services outlined in Schedule H at no charge.

CUSTOMER SERVICE - Distributor shall provide Customer with the customer service outlined in Schedule R at no charge to COREL.

MAINTENANCE TOOLS - Distributor will provide COREL access to use the software tools to maintain the Store at no charge as outlined in Section 7 of Schedule H.

HOSTING - Distributor will provide COREL hosting services outlined in Schedule H at no charge.

USABILITY SERVICES - Distributor will provide COREL the Usability Services described in Schedule H at no charge to COREL at times to be mutually agreed upon by the parties, but in no event more frequently than once in any three (3) month period. Distributor's staff of usability, documentation, and design professionals can provide development teams to work with COREL to select the right methodology for COREL's particular needs, based on COREL's usability requirements and where COREL is in the product development cycle. Distributor's customers would participate in the actual generation of the study. Services range from simpler usability reviews to complete competitive analysis. Deliverables can be in report form or even video tape format.

ACCOUNT MANAGEMENT - Distributor will provide COREL, at no charge, a dedicated Account Manager. The Account Manager shall be responsible for managing external communications regarding the entire project and shall act as the liaison between Distributor's team and COREL. Any and all contacts should go through the Account Manager with the exception of technical requests that will go directly to the Program Manager (discussed below). The Account Manager should always be kept apprized of any issues. The Account Manager will assist COREL with any concerns regarding the Distributor's performance.

PROGRAM MANAGEMENT - Distributor will provide COREL a dedicated Program Manager at no charge. The Program Manager shall be responsible for internal communication with the project team. The Program Manager shall provide periodic time lines and updates to COREL and the Account Manager as to the status of the project.

ESD - ELECTRONIC SOFTWARE DELIVERY - Distributor will provide the ESD services described in Schedule "H", Schedule "F", and Schedule "N" to COREL at no charge.

FREE DOWNLOADS - Distributor will provide, at no charge to COREL, free download service to Customer for any promotional items such as software, content or screen savers as approved by COREL.

COPY - Copy editing services relating to the Store and the sending of e-mail to Customers shall be provided at no charge to COREL.

REPORTING - Distributor shall provide the reports as set out in Schedule "H", Schedule "F", and Schedule "N" at no charge to COREL. Distributor can assist COREL in monitoring store performance and to create actionable information. Distributor can provide site statistics reporting including: the number of visitors to your site, impressions per visitor, page views per visitor, exit points, entry points and shopping behavior. Detailed analysis helps to evolve your site creative, expand areas of interest, and merchandise according to what types of products are selling, and test new products prior to large inventory commitments. Such reporting assistance provided by Distributor shall also be provided at no charge to COREL.

The following services are available to COREL at an amount agreed upon between the parties:

HAGGIN GROUP SERVICES

Haggin Group operates on a project basis. For specific pricing information, Corel will need to obtain a custom quotation for the following Haggin Group services. Haggin Group will meet with COREL to provide design review services at times to be mutually agreed upon by the parties, but in no event more frequently than once in any three month period. Such services offered by Haggin.com include the following:

DESIGN AND CONTENT DEVELOPMENT. INCLUDES:

PHOTOGRAPHY
IMAGE COMPRESSION
COPY
ANIMATION
VIDEO/AUDIO

MARKETING AND ADVERTISING. INCLUDES:

MEDIA PLANNING
BANNER CREATIVE
ADVERTISING ANALYSIS
E-MAIL PROMOTIONS
SEARCH ENGINE REGISTRATION
SEASONAL CENTERS
PROMOTIONAL PACKAGES AND FEATURE PROGRAMS
SPONSORSHIP PROGRAM

                                     SCHEDULE "L"

                               DESIGNATED PROJECT TEAM


DEVELOPMENT TEAM                                 ASSIGNMENT
1)  Phil Hadviger      DBE                       Full-time until June 15 (Full-time replacement after May 15)
2)  Vince Tanakas      Verity                    Full-time until June 15
3)  Richard Brunson    UI                        Full-time until May 15 (Full-time replacement after May 15)
4)  Brian Carnes       UI                        Full-time until June 15
5)  Bob F.             Data                      Full-time until May 30
6)  Scott Oyler        C++                       Full-time until May 15
7)  John Hubbard       API                       Full-time until May 30
8)  Dominick           Dev. Lead                 Full-time until May 30
9)  Paul               UI                        Full-time until May 30
10) Sanjeev            Process                   Full-time until May 30 (Full-time replacement after May 15)
11) Amar               Process                   Full-time until May 30
12) Boris              Process / Check-out       Full-time until May 30
13) Raphael            Component Integration     Full-time until May 30


DEDICATED TEAM AFTER LAUNCH (VERSION 1.1) - SPECIFIC INDIVIDUALS TBD.
Glenn Godden* VP of Strategic Business Unit      Full-time on-going basis
Program Manager
Account Manager
Development engineer
Development engineer

MANAGEMENT TEAM
1) Glenn Godden* VP of Strategic Business Unit   Full-time on-going basis
2) Brian Rose Sr. Director Business Development  Part-time on-going basis
3) Ranjit Mulgaonkar VP Professional Services    Part-time on-going basis
4) Chris Noble VP Products                       Part-time on-going basis

IT
Tuan Luynh                                       7X24 the IT team (includes others)
QA / USABILITY
Greg O                                           As needed on-going
QA1
QA2
QA3
Eileen Rendon                                    Usability study as needed
Raina Brody                                      Usability study as needed
* Project Team Leader

OPERATIONS
Gary Bunker                                      As needed (7X24)

LEGAL


-------------------------


                                       39


Pete Wenzel                                     As needed

FINANCE
Bryan Sherman                                   Replacement part-time on-going basis



The parties will mutually agree as to the number of dedicated individuals involved on the project. Distributor will promptly inform Corel of any personnel changes above and will consult with Corel prior to making any changes in the Project Team Leader. Distributor agrees that COREL shall have a web monitor available 24 hours a day, seven days a week, at (206) 223-2160 or such other designated telephone number agreed to by the parties. Distributor further agrees that COREL shall have the right to request changes to the COREL designated team members and that it shall make all reasonable changes requested by COREL.

                                     SCHEDULE "M"

                                  COREL CORPORATION
                                    PRIVACY POLICY

At Corel we recognize that our customers are concerned about the privacy of the information that we collect from our customers and our plans for using this information. Our goal is to ensure that we only gather information about you that you want us to have and that we only use this information after we have told you how it will be used and have given you the opportunity to consent to its use.

The following is an overview of why Corel collects customer information; what we do with Customer information; and how you can control access to and distribution of the information that you provide to Corel.

Why We Collect Customer Information

One of the ways Corel ensures that it is developing products that meet the needs of our customers is to gather information directly from them. We like to know who are customers are; what types of products they use, and what their product expectations are. Through market research projects, customer feedback and registration we are able to explore what is or is not attractive about our products.

Sometimes we are required by law to request certain information, for example, when you enter a contest; purchase products from Corel e Store-TM- or download files, patches or fixes from our web or FTP sites.

As well, we require user information to keep our records up to date and to be able to properly identify you, such as when you register a product on-line or request technical support.

It is always our objective to collect only that information necessary for us to achieve the purposes for which we are collecting information. For example, we will not ask you for credit card information unless you are purchasing a product or service from us. Whenever we ask for information we will also inform you as to what use we will make of it before or at the time we collect the information and you will be offered the choice as to whether or not you wish to provide information to us. For example, if we are using the information solely for marketing and research purposes we will advise you of that.

Please note that in some instances such as product registration and purchases, there is some information that we are required to collect to enable us to accurately register or support your product and we may not be able to allow you to register or purchase products without that information. Corel may also be required by law to disclose certain information. For example, the geographical location of customers who download products containing high-level encryption.

Corel Customer Lists and Third Party Co-Marketing Activities

From time to time we undertake co-marketing arrangements with third parties who offer similar products or services. As a registered Corel customer, you may receive news and special offers from these third parties. In those instances where your name and contact information will be placed on a list that may be made available to a third party, we will advise you of that and offer you the opportunity to have your name marked "private" in our database. If your name is marked "private", we will not use your name for marketing or e-mail campaigns and will not provide your name to any third parties.

Marking Your Name 'Private' After You Register With Us

If you choose to register with us, and then later decide that you no longer want to receive email or information from Corel, or you no longer wish to have your name provided to third parties, you may contact us at:

                              Customer Service
                              Corel Corporation,

                              1600 Carling Avenue
                              Ottawa, Ontario Canada K1Z 8R7
                              Telephone: (001) 613 728-8200
                              Fax: (001) 613 761-9176
                              Attention: Privacy

Additions, corrections or other changes to customer information will usually take 4 to 6 weeks.

Deleting Your Name From Our Customer List Entirely

If you decide that you no longer wish to have your name on our Customer list at all, please contact us at the address above. Deletion of your information will usually take 4 to 6 weeks.

Please note that if you are a registered Corel product user and you delete your name from our customer list, you will no longer receive e-mail or other notices regarding technical support of your product, such as notices of patches and fixes available.

Updating or Correcting Your Information

If your information changes or you become aware that there is an error in your information, please contact us at the address above. Correction or updates of your information will usually take 4 to 6 weeks.

Sometimes It Happens

From time to time there may be instances where a customer's designation as "private" is inadvertently removed and the customer may receive e-mail or other marketing materials from Corel. If you think this may have happened to you please let us know by contacting Customer Service and we will correct the problem. Please keep in mind that if you have submitted a request to have your name marked private or removed from our Customer List or you have requested that your information be updated or corrected, there is a 4 to 6 week period during which you may receive information from us while we are updating or deleting your information.

Security of Your Information When Purchasing Products from Corel e Store-TM-

Corel offers both electronic and shrinkwrap products on line from Corel e Store-TM-.

Corel e Store uses Secure Socket Layer (SSL) Protocol for browsers that support 128-bit encryption (such as Netscape-Registered Trademark- Navigator version 2.0 or greater, or Microsoft Internet Explorer version 2.1 or greater). SSL encrypts information as it travels between the customer and Corel so that your purchase information cannot be read as it travels over the Internet.

If you are not using a browser which adheres to SSL Protocol and does not support 128 bit encryption, the information you provide may not be secure and we recommend that you contact Corel directly by phone to order products.

A change in the URL from http:// to https:// notifies you that you are using SSL. If the URL on a page asking you to provide personal information remains as http://, beware: this may result in an insecure transmission.

When processing credit card purchases over the Internet, our third party service provider will verify your credit card information with the appropriate financial institution prior to processing your purchase. Our third party service provider will not supply this information to Corel or to any other third party.

Links to Other Sites

Corel.com offers links to many other web sites. Please note that we are not affiliated with these sites and are not responsible for their privacy practices or policies.

                                     SCHEDULE "N"

                         TECHNICAL ARCHITECTURE OF THE STORE

WEBMONITOR PROCEDURES

Distributor's Web Monitor shall perform the following tasks:


                                     [ * ]


ESCALATION PROCEDURE

If the Store goes down because of any of the following:

-    Cannot establish connection
-    Connection times out
-    Any type of VBScript or ODBC/OLE DB error
-    Any HTTP error (ie: HTTP Server Too Busy)
-    Any IWProcessserver error

The Web Monitor shall follow this procedure:



                                     [ * ]




                        * CONFIDENTIAL TREATMENT REQUESTED.

                                     [ * ]


SITE SECURITY

                                   [ * ]

ESD WRAPPING TECHNOLOGY

Wrappers consist of two components: a client builder and a corresponding ESD server. The client builder is used to encrypt digital content using a symmetric key algorithm similar to DES or RC5. After the wrapping process, the digital content is unusable. In the commonly used "pay after you download" model, the wrapped content has attached to it a small executable that communicates with the ESD server. This executable obtains payment information from the client and then sends it to the ESD server. The ESD server validates the payment information and then transmits the secret key back to the executing program, which then unwraps the digital content. The security of a wrapper depends on the following:

     -    The size of the symmetric encryption key used to wrap digital content.

     -    The key exchange algorithm used in exchanging symmetric secret keys.

Wrappers do not require source code modification. Instead, executable content/software can be wrapped using a client builder application. Wrappers are also extremely simple to implement since they utilize standard encryption/decryption algorithms.



                                     [ * ]



                        * CONFIDENTIAL TREATMENT REQUESTED.

                                PREVIEW.SHOP.COREL.COM






                                      [ * ]







                        * CONFIDENTIAL TREATMENT REQUESTED.

                                   SCHEDULE "O"

                              WAIVER OF MORAL RIGHTS

I, ____________________, an individual residing at ____________________________, and the author of the rights in the Web Pages, hereby irrevocably waive all my moral rights in the Web Pages, in favour of Corel Corporation, the owner of the copyright in the Web Pages. This waiver includes, without limitation, a waiver of my right to be associated by name with the Web Pages, the right to restrain the distortion, mutilation or modification of the Web Pages, the right to restrain the use of the Web Pages in association with a product, service, cause or institution and the right to exercise any remedies for breach of such moral rights, whether by way of injunction, damages, accounts, delivery up or any further or other remedies that are or may be conferred by law for the infringement of a right. This waiver shall operate as a waiver of all my moral rights or similar rights vested in me pursuant to any legislation worldwide.

                                Dated this _______ day of _____________, 1999.


                                ---------------------------------
                                author


                                ---------------------------------
                                witness

                                  SCHEDULE "P"

                              DISTRIBUTOR PRODUCTS


STOREID      SEDATE         ORDNO      QTY                         ITEM
---------------------------------------------------------------------------------------------------------------
       4     04/20/1999     198153      101        HEWLETT-PACKARD 51626A PRINTER INKJET CARTRIDGE - DESKJET 20

  100004     04/23/1999     198153       99        HEWLETT-PACKARD 51626A PRINTER INKJET CARTRIDGE - DESKJET 20

  100004     04/27/1999     198153       99        HEWLETT-PACKARD 51626A PRINTER INKJET CARTRIDGE - DESKJET 20

  100004     04/28/1999     198153       99        HEWLETT-PACKARD 51626A PRINTER INKJET CARTRIDGE - DESKJET 20*

  100004     04/29/1999     198153       99        HEWLETT-PACKARD 51626A PRINTER INKJET CARTRIDGE - DESKJET 20

  100004     04/06/1999     448405       36        VIKING - 8MB MEM MODULE (70NS)-OEM EQUIV # 141685-001

  100004     04/06/1999     032272       32        WEB / SNMP MNGT CARD 10BASET ETH AP9606

     262     04/15/1999     ?51626A      20        DESKJET DESKWRITER 400 500 BLK CART.

  100004     04/01/1999     24166        15        1PK DL 4MM 120M DAT TAPE CART

  100004     04/05/1999     78345        15        MICROSAVER CABLE & LOCK MASTER-KEYED * DIRECT SHIP ONLY

  100004     04/06/1999     166307       15        CD JEWEL CASES - 10-PK

     695     04/01/1999     ?CE100BTXSX0 12        100BTX TO 100BSX CONVRT MOD 1RJ45 AUTO LTD RANGE

       4     03/08/1999     54381        10        3PIN CHASSIS FAN FOR TX MBD H/W MONITORING

     416     04/08/1999     115916       10        500SHT DRWR OPTRA S 1250 1255 1625 1855 2455

     677     04/06/1999     182769       10        DIMAGE QUEST (NIMH) CHARGER W/4 RECHARGEABLE BATTERIES

  100004     03/01/1999     64569        10        TELECHECK MINI-TESTER

  100004     03/24/1999     202552       10        BARBIE TALK WITH ME CD WIN/W95

  100004     04/01/1999     89530        10        MO DISK CART LIMDOW 5.25 512 2.6GB

  100004     04/13/1999     183107       10        HEWLETT-PACKARD 51626A PRINTER INKJET CARTRIDGE - DESKJET 20

  100004     04/20/1999     252952       10        PALM V 2MB PDA W/HOTSYNC CRADLE

  100004     04/22/1999     620701       10        USB CONNECTOR FOR TYAN SYSTEM BOARDS

  100004     04/30/1999     198153       10        HEWLETT-PACKARD 51626A PRINTER INKJET CARTRIDGE - DESKJET 20

  100004     04/30/1999     262049        8        EPSON STYLUS COLOR 440, 640, 740 - TRI-COLOR

     207     04/14/1999     215237        7        BARBIE TALK WITH ME CD WIN/W95

  100004     03/24/1999     219265        7        CD R RECORDABLE MEDIA 10 PACK

  100004     04/01/1999     452223        7        BARBIE TALK WITH ME CD WIN/W95

  100004     05/05/1999     256976        7        PRO 7RCPTL SURPRO 85V LT LIFEWTY $10K INS

     160     04/01/1999     804552        6        SLINGO CE CD W9X/WCE

     209     04/22/1999     252951        6        PALM IIIX 4MB PDA W/ HOTSYNC CRADLE

  100004     03/15/1999     ?C-370        6        GAMING STEREO HEADSET/BOOM MIC

  100004     03/18/1999     150814        6        NETGEAR FA310TX FETH PCI ADPT

  100004     03/26/1999     198153        6        HEWLETT-PACKARD 51626A PRINTER INKJET CARTRIDGE

  100004     04/06/1999     046622        6        IRON ON TRANSFER FOR MICRO DRY

  100004     04/27/1999     262049        6        25PK CDR MEDIA 74MIN 650MB


       4     04/12/1999     406917        5        ULTRASTAR 9LP 9.1GB ULTRA SCSI HD 7200RPM

     323     04/06/1999     20380         5        NU-FORM 105-KEY ERGO KEYBOARD AT W/ PS/2 ADAPTER

     708     04/13/1999     VIKII7317     5        VIKING - 32MB SO DIMM

  100004     03/03/1999     104342        5        RETAIL KIT 1.44MB INT FD PS/2 WHITE BEZEL

  100004     03/15/1999     135978        5        VIKING - 2MB 5 VOLT FLASH ATA CARD - OEM EQUIV #

  100004     03/22/1999     166124        5        IBM PREFERRED KEYBOARD PEARL WHITE

  100004     03/26/1999     205205        5        CALENDAR CREATOR DLX V6.0 CD W9X/NT

  100004     04/06/1999     106337        5        7 CDR RECORDER MEDIA AND 3 CD-RW REWRITABLE MEDIA COMBO PA

  100004     04/06/1999     166309        5        CD JEWEL CASES - 10-PK

  100004     04/06/1999     211446        5        ETH FETH 1BTX MOD FOR ES2027 AND EM2527

       4     03/08/1999     ?NPF-550      4        BATTERY FOR MVC-FD5, MVC-FD7, AND DKC-ID1PRO CAMERA

       4     04/01/1999     183059        4        DVD 5.2GB DOUBLE-SIDED REWRITABLE CARTRIDGE (TYPE1) ME

     188     04/22/1999     183059        4        DVD 5.2GB DOUBLE-SIDED REWRITABLE CARTRIDGE (TYPE1) ME

     207     03/23/1999     82125         4        BARBIE TALK WITH ME CD WIN/W95

     209     04/22/1999     252951        4        PALM IIIX 4MB PDA W/ HOTSYNC CRADLE

     222     03/10/1999     143163        4        TWIN COOLING FANS 3.5 HD IN 5.25 DRIVEBAY

     289     03/18/1999     222197        4        VIKING - 16MB MEM MODULE

     416     04/06/1999     115940        4        OPTRA S 2455N 24PPM LASERPR 16MB 1200DPI ETH

     591     03/02/1999     197520        4        FLAT PNL 15IN VIS 1024X7 DIGITAL STEALTH GRAY

     591     03/03/1999     46527         4        8MB 2X36 60NS 72PIN PARITY GOLD

   100004    03/01/1999     132231        4        CYBER PARALLEL DUAL PCI, 2-DB25 IEEE1284 ECP/EPP, IRQ SHARIN

   100004    03/01/1999     25446         4        NETGEAR EN108TP ETH 10BT 8PT HUB W/O AUI/BNC

   100004    03/15/1999     98090         4        RANGELAN2 ISA WIRELESS ADPTR MODEL 7100

   100004    03/16/1999     7944          4        BATT PACK HIGH CAPACITY - LIBRETTO

   100004    03/19/1999     124842        4        PRECISE MOUSING SURFACE MOUSE PAD BLUE

   100004    03/22/1999     104320        4        12X/4X RECORDER SCSI TRAY INT W/CD-STOMPER RETAIL PK W/O CTL

   100004    03/22/1999     104320        4        17IN/15.7V 25MM 1600X1280 60HZ 78D MPRII DDC OSD DIAMONDTRON

   100004    03/24/1999     124846        4        PRECISE MOUSING SURFACE MOUSE PAD PURPLE

   100004    03/25/1999     10855         4        HL 1040 1050 1060 1070 TONER CART

   100004    04/01/1999     11072         4        32MB ECC PROSIGNIA 200 5/166

   100004    04/01/1999     11072         4        4.55GB SCSI ULTRA WIDE 9.5MS 3.5LP 7200RPM MEDALIST PRO

   100004    04/01/1999     11072         4        64MB ECC PROSIGNIA 200 5/166

   100004    04/01/1999     11072         4        SCORPION DAT 8GB INT TAPE DRIVE 5.25HH 1MB

   100004    04/01/1999     200632        4        BAY-COOL HARD DRIVE COOLER

   100004    04/01/1999     279538        4        3PIN FAN FOR CELERON


   100004    04/05/1999     781180        4        VIKING-256MB ECC REGISTERED DIMM-OEM EQUIV # 313616-B21

   100004    04/05/1999     VIKIH4137     4        VIKING-16MB EDO MEM MODULE-OEM EQUIV #C4137A

   100004    04/06/1999     211675        4        3PK TR3 TRAVAN 3.2GB MINICART TAPE CART

   100004    04/14/1999     256336        4        RARE VERMONT MAPLE SYRUP

   100004    04/15/1999     31454         4        VP STANDARD PRINT PACK 50 SHEETS + RIBBON

   100004    04/16/1999     138712        4        4.55GB SCSI ULTRA 3.5LP 9.5MS 7200RPM MEDALIST PRO

   100004    04/28/1999     164329        4        MACINTOSH 64MB DIMM 60NS 5V

   100004    04/30/1999     150557        4        MULTIMODEM II EXT 9.6 2LL D/F ASYNC SYNC MODEM

   100004    04/30/1999     262049        4        EPSON STYLUS COLOR 740-BLACK

   100004    05/03/1999     264102        4        VIKING-128MB ECC DIMM COMPAQ EQUIV-271909-001

             03/03/1999     130256        3        DC260 COL DIGTLCAM PC 1536X1024 8MB 2IN LCD

       4     03/08/1999     192961        3        PRINTER INK CARTIDGE FOR MD-SERIES BLACK

       4     04/14/1999     183059        3        DVD 5.2GB DOUBLE-SIDED REWRITABLE CARTIDGE (TYPE1) ME

       4     04/22/1999     3203          3        BX-3 INK CART FAXPHONE B640 B540 B550 C2500

     207     04/05/1999     VIKISSFDC3/8  3        VIKING-8MB SMART MEDIA-3.3 VOLT-

     239     04/05/1999     155648        3        CD STOMPER LABEL REFILLS

     239     04/05/1999     155648        3        CD STOMPER PRO CD JEWEL CASE INSERTS REFILL

     312     04/02/1999     187243        3        SYMPHONY CORDLESS ISA CARD PNP

     312     04/05/1999     187243        3        SYMPHONY CORDLESS ISA CARD PNP

     574     04/01/1999     149941        3        GRAPHICS STUDIO PICTURE IT V3.0 CD W9X/NT

     591     03/12/1999     13358         3        COLOR JETPRINTER 3000 600X300DPI NT, OS/2 UNIX

     645     04/13/1999     262891        3        HS01 HEADSET SINGLE EAR W/MICROPHONE

     654     04/22/1999     261844        3        IMATION SUPERDISK FOR IMAC

  100004     03/01/1999     132231        3        QUICKEN HOME & BUSINESS 99 SINGLE 1-DOC

  100004     03/01/1999     23684         3        SINGLE DITTO MAX 10GB TAPE CART IN POS

  100004     03/01/1999     69986         3        PHOTO PAPER LETTER SIZE 20 SHEETS

  100004     03/02/1999     193464        3        ZIP DISK 100MB IBM PFM

  100004     03/03/1999     198726        3        PHOTOSMART GLOSS 4X6 PHOTO PAP

  100004     03/10/1999     187243        3        SYMPHONY CORDLESS ISA CARD PNP

  100004     03/12/1999     163892        3        MVC-FD71 DIGTL MAVICA FD CAM

  100004     03/12/1999     21456         3        64MB SDRAM DIMM

  100004     03/12/1999     21456         3        PCMCIA 2-SLOT ISA ADAPTER FOR ADDING PCMCIA TO PC TYPE1-3 SW

  100004     03/15/1999     ?7MXLA300200  3        Maxpowr G3-L2 300Mhz 750 With 1Mb Backside Cache At 200Mhz

  100004     03/15/1999     66130         3        SNAZZI LAV-8000 VIDEO/AUDIO EDIT INT PCI MPEG1

  100004     03/16/1999     136000        3        VIKING - 8MB SMART MEDIA-3.3 VOLT-


100004    03/16/1999     183059           3      5.2GB DBL SIDED REWRTABL CART

100004    03/17/1999     49               3      PHOTOSMART POSTCARD 4 x 6 1-SIDE

100004    03/18/1999     101718           3      BATT MAVICA

100004    03/18/1999     141498           3      PATCH CABLE 25FT 4PR RJ45 BLU LEVEL 5

100004    03/18/1999     146649           3      ULTRASTAR 9ES 4.5GB ULTRA 2 SCSI 7200RPM 68 PIN LP

100004    03/19/1999     10855            3      HL 1040 1050 1060 1070 TONER CART

100004    03/19/1999     124842           3      PRECISE MOUSING SURFACE MOUSE PAD GREY

100004    03/19/1999     124842           3      PRECISE MOUSING SURFACE MOUSE PAD PURPLE

100004    03/19/1999     258144           3      ALTON BBNS MTW MATX S7 CD FDD HDMR 3DAGP VID SND

100004    03/22/1999     138713           3      MEDALIST PRO 4.55 ULTRA WIDE SCSI 7200RPM 3YR WTY

100004    03/22/1999     59695            3      6FT SCSI CABLE DB68 VHDCI M MICRO DB68M

100004    03/24/1999     131546           3      7FT PATCH CABLE ORANGE FAST CAT 5

100004    03/24/1999     131546           3      7FT PATCH CABLE WHT FAST CAT 5

100004    03/25/1999     224484           3      HP CDRW REWRITABLE MEDIA 1PK 4X

100004    04/01/1999     182769           3      8Mb Smartmedia Card, 3.3 Volt

100004    04/01/1999     203910           3      TRANSPARENCIES FOR MICRO DRY PRINTER 30 FILMS

100004    04/01/1999     203910           3      VPHOTO PRINT FILM 8.5X11 (20 SHEETS)

100004    04/01/1999     23119            3      99 KEY KYBD W/4-BUTTON TRACKBALL

100004    04/06/1999     106337           3      7 CDR RECORDER MEDIA AND 3 CD-RW REWRITABLE MEDIA COMBO PA

100004    04/06/1999     211267           3      GAMEPAD PRO USB MARCH 1999

100004    04/06/1999     256161           3      1PK TR4 TRAVAN CART

100004    04/08/1999     113345           3      640MB REWRITABLE OPTICAL MEDIA 5PK UNFORMATTED

100004    04/08/1999     182769           3      DIMAGE QUEST (NIMH) CHARGER W/4 RECHARGEABLE BATTERIES

100004    04/08/1999     664093           3      CABLE USB DUAL PORT MBD TYPE A 10PIN SER EXT

100004    04/13/1999     54383            3      IRDA CONNECTOR

100004    04/14/1999     18049            3      MULTIMODEM 56K/ITU GERMAN EXT D/F V.34 MODEM V.90

100004    04/14/1999     200142           3      DEXXA MOUSE 2-BTN PS/2 WIN 3.1/95

100004    04/20/1999     104552           3      AAVID PENTIUM II CPU SMART FAN

100004    04/20/1999     192960           3      RAGE FURY AGP2X 32MB SDRM 19X12 3D GRAPHACCEL

100004    04/20/1999     252952           3      PALM V 2MB PDA W/HOTSYNC CRADLE

100004    04/22/1999     192681           3      USB HUB TO SERIAL PORT CONVERTER

100004    04/22/1999     938018           3      USR 56K V.90 ISA D/F MODEM W/JUMPERS

100004    04/26/1999     97856            3      FASTTRAK RAID CONTROLLER FOR EIDE DRVS RETAIL BOX

100004    05/04/1999     259099           3      ADR 3PK 30GB ADR CART FOR DIGITAL DRV S

          03/03/1999     209868           2      16MB SMARTMEDIA CARD(3.3)VOLT


          03/03/1999     211446           2      RIO PMP 300 PRTBL MUSIC PLAYER 32MB

          03/09/1999     149967           2      VISUAL STUDIO ENT V6.0 CD W9X/NT

          04/08/1999     219265           2      CD R RECORDABLE MEDIA 10 PACK

     1    04/23/1999     193989           2      TRISTAR HEADSET W/NOISE CANCELING MICROPHONE & VISTA AM

     4    03/04/1999     105595           2      Q71 OPTIQUEST 17IN 16VIS .27MM 12X10 FST COLMON

     4    03/09/1999     198587           2      SPECTRA 2500 16MB AGP NVIDA RIVA TNT PROCESSOR 2D/3D PERF

     4    03/16/1999     185393           2      ATX MBD PII 440BX 4PCI 2ISA 1AGP 4DM LM78

     4    03/16/1999     185393           2      CASE ATX MT MID 235W 3 5.25 4 3.5 BGE CE FCC

     4    03/24/1999     792803           2      CIVILIZATION II MULTIPLAYER GOLD

     4    04/01/1999     187243           2      SYMPHONY CORDLESS ISA CARD

     4    04/21/1999     164337           2      64MB MUSHKIN PC100 SDRAM 8X64

     4    04/21/1999     164337           2      BAT MBD PENT MVP3 4PCI 4ISA 1AGP 2SM 3DM

     4    04/22/1999     3203             2      STD COL INK CART4076 150C 1020 2030 2050 2055 1000

   207    04/26/1999     266427           2      VIKING - 4MB MEMORY MODULE ZENITH EQUIV - ME-100

   209    04/07/1999     164319           2      16MB MUSHKIN 72PIN SIMM 4X32 FAST PAGE MODE (NON PARITY)

   209    04/12/1999     142588           2      46MM PAP CART FOR DIGTLCAM PRINTER

   209    04/22/1999     252951           2      PALM IIIX 4MB PDA W/ HOTSYNC CRADLE

   209    04/29/1999     238767           2      64MB MUSHKIN CAS2 PC100 SDRAM

   209    05/03/1999     252951           2      PALM IIIX 4MB PDA W/ HOTSYNC CRADLE

   213    04/02/1999     202135           2      SOUTH PARK

   213    04/06/1999     182769           2      DIMAGE QUEST (NIMH) CHARGER W/4 RECHARGEABLE BATTERIES

   222    03/02/1999     195284           2      128MB MODULE FOR HP OMNIBOOK 7100 SERIES

   305    03/01/1999     97313            2      CD STOMPER LABEL REFILLS

   311    03/01/1999     108679           2      4 COLOR INK CARTRIDGE PACK FOR MD-1300, MD-2300, MD-5000

   337    04/26/1999     179859           2      ETHERPOWER PCI COMBO

   416    04/06/1999     115940           2      OPTRA S 2455N 24PPM LASERPR 16MB 1200DPI ETH

   416    04/13/1999     115940           2      OPTRA S 2455N 24PPM LASERPR 16MB 1200DPI ETH

   418    03/18/1999     130256           2      DC260 COL DIGTLCAM PC 1536X1024 8MB 2IN LCD

   418    04/13/1999     16252            2      64MB COMPAQ PROF. WORKSTA 6000 6300 5100 8001 ARMA

   519    03/01/1999     108544           2      40X INT ATAPI CD-ROM 128KB 75MS 8900RPM

   519    03/01/1999     108544           2      56K PCI CONTROLLER INTERNAL FAX MODEM WITH VOICE/SPEAKER PHO

   519    03/01/1999     108544           2      CASE BGE ATX MID 250W 4 5.25 3 3.5 W/FDD FCC

   519    03/01/1999     108544           2      DYNAMIC TNT NVIDIA RIVA TNT 16MB SDRAM AGP WHT BO

   519    03/01/1999     108544           2      INTERNET WIN95 KEYBOARD W/ 17 INTERNET BUTTONS AND WRIST RES

   519    03/01/1999     108544           2      NETMOUSE PRO 3BTN PS/2 400DPI


   575    03/01/1999     ?100-416067      2      RAGE MAGNUM 32MB AGP *WHITE BOX*128BIT BUILT-IN HARDWAREDVD

   581    04/08/1999     331005           2      WEBRACER PS2/SER MOUSE W/SCROLL PAD 8FT CORD

   591    04/01/1999     129434           2      64MB MUSHKIN CAS2 PC100 SDRAM

   591    04/01/1999     129434           2      BLASTER CD 48X INT CD-ROM IDE

   591    04/01/1999     129434           2      CASE ATX MT MID 235W 3 5.25 4 3.5 BGE CE FCC

   591    04/01/1999     129434           2      DESKSTAR 10GP 10.1GB UMDA HD 5400RPM 3.5LP

   591    04/01/1999     258318           2      EXPERT 9.1GB UDMA ATA /66 7200RPM HD 3.5IN 8.5MS

   591    04/06/1999     406975           2      CD R RECORDABLE MEDIA 10 PACK

   591    04/29/1999     125417           2      BOXED CELERON 400MHZ CPU W/ 128K IN PPGA PACKAGE

   596    03/15/1999     ?60011           2      Black Ink Cartridge For Epson

   599    03/22/1999     195320           2      ULTRASTAR 9ES 9.1GB ULTRA SCSI HD 7200RPM

   619    03/22/1999     55081            2      GLOSSY PHOTO QUALITY BUSINESS CARDS FOR INK JET PRINTERS

   634    03/24/1999     141131           2      CAVIAR 6.4GB ULTRA EIDE HD TWO-PLATTER

   637    04/06/1999     181398           2      PARASHARE 95 STARTER KIT PC & PRNTR ADPTR,CBLS,PWR SUP,S

   638    04/16/1999     083642           2      RAGE FURY AGP2X 32MB SDRM 19X12 3D GRAPHACCEL

   645    04/13/1999     262891           2      HIGH OUTPUT ELECTRIC MICROPHONE

   654    03/01/1999     22697            2      UNIV POWER SUPPLY FOR JAZ DRIVE

   654    03/25/1999     135970           2      VIKING - COMPACT FLASH ADAPTER

   654    04/01/1999     452223           2      USB FOR EFA MBD

   654    04/06/1999     203789           2      TDK COMPACT FLASH MEMORY CARD 32MB

   654    04/08/1999     135964           2      VIKING - 32MB COMPACT FLASH-OEM EQUIV #

   672    03/26/1999     ?000550A         2      Artec Am 12S PCI SCSI Flatbed Scanner

   685    03/18/1999     164767           2      32BIT PCI IO HIGH SPEED 1PORT IEE 1284EPP SPP PS2

   695    04/01/1999     ?CE100BTXSX0     2      16Slot Convrt Chassis Opt Red Pwr SNMP

   695    04/01/1999     ?CE100BTXSX0     2      Opt Redun Pwr Supply For Convrt Chassis

   695    04/01/1999     ?CE100BTXSX0     2      Opt SNMP Mgmt Mode 1Db-9 1RJ45

100004    03/01/1999     ?6710051201      2      E-CAM VIDEO E-MAIL CAMERA SNGLE FULL MOTION,COLOR VIDEO,E-MA

100004    03/01/1999     141319           2      15IN/13.8V 28MM 1024X768 60HZ 5E  EPA DIGITAL

100004    03/01/1999     149684           2      VISUAL C++ PRO V6.0 CD W9X/NT

100004    03/01/1999     160196           2      ACK-501-50E CBL KT(98) EXT CABL CONVERTOR ULTRA SCSI AND 2 I

100004    03/01/1999     160196           2      IEEE 1284 A-B PAR CABLE GOLD 6FT DC25M TO CENT36M DBLSH TP P

100004    03/01/1999     180266           2      EPSON 400/600/800/1520 STYLUS PRINTER INKJET CARTRIDGE - COL

100004    03/01/1999     180266           2      EPSON 800/1520 STYLUS PRINTER INKJET CARTRIDGE - BLACK

100004    03/01/1999     198002           2      MULTIVOIP 2 VOICE CHANNEL VOICE OVER IP G.723

100004    03/01/1999     211268           2      AVA-2906 SCSI ADAPTER KIT 32BIT PCI FSCS12



-----------------------------------------------------------------------------------------------------------------
    100004   03/01/1999     25028              2  LWP LAN WORKPLACE PRO UPG 10U TO 10U
-----------------------------------------------------------------------------------------------------------------
    100004   03/02/1999     129452             2  10.10GB EIDE ULTRA ATA/33 3.5LP 7200RPM 9.5MS DESKSTAR GXP
-----------------------------------------------------------------------------------------------------------------
    100004   03/02/1999     79831              2  PHOTO PRINT CART 3200 5700 7000 JETPRINTER
-----------------------------------------------------------------------------------------------------------------
    100004   03/03/1999     104342             2  EXPRESS 3D 8MB AGP GRAPHICS CARD
-----------------------------------------------------------------------------------------------------------------
    100004   03/03/1999     136000             2  INTW SAA 3.0 UPG 250U FRM V2.2 250U ENG
-----------------------------------------------------------------------------------------------------------------
    100004   03/03/1999     160303             2  LASERJET 3100XI MLTFUNC PRINT/FAX/COPY/SCAN
-----------------------------------------------------------------------------------------------------------------
    100004   03/03/1999     198726             2  PHOTOSMART GLOSS A SIZE PHOTO PAP
-----------------------------------------------------------------------------------------------------------------
    100004   03/04/1999     217500             2  16MB SMARTMEDIA CARD FITS D220L,D320,D400L,D500L,D620L,D1
-----------------------------------------------------------------------------------------------------------------
    100004   03/10/1999     147598             2  HIGH YIELD BLK INK CART OPTRA COLOR 45
-----------------------------------------------------------------------------------------------------------------
    100004   03/10/1999     147598             2  HIGH YIELD COL INK CART OPTRA COLOR 45
-----------------------------------------------------------------------------------------------------------------
    100004   03/10/1999     173428             2  AC ADPTR PDR-ACM1A
-----------------------------------------------------------------------------------------------------------------
    100004   03/10/1999     226140             2  STYLUS COLOR 900 BLK INK CART
-----------------------------------------------------------------------------------------------------------------
    100004   03/11/1999     135198             2  PDRN-SM8
-----------------------------------------------------------------------------------------------------------------
    100004   03/11/1999     238767             2  64MB MUSHKIN CAS2 PC100 SDRAM
-----------------------------------------------------------------------------------------------------------------
    100004   03/12/1999     193831             2  ACCELERAID 200 NO SCSI IF SCSI TO PCI RAID CONTR
-----------------------------------------------------------------------------------------------------------------
    100004   03/12/1999     224431             2  32MB EDO DIMM MOD GATEWAY P5 EDO 5/133;5/166;5/200
-----------------------------------------------------------------------------------------------------------------
    100004   03/15/1999     141131             2  TR3 BOLT CART 5-10 GB
-----------------------------------------------------------------------------------------------------------------
    100004   03/15/1999     185077             2  RAGE FURY AGP2X 32MB SDRM 19X12 3D GRAPHACCEL
-----------------------------------------------------------------------------------------------------------------
    100004   03/16/1999     129452             2  DESKSTAR 10GXP 10.1GB UDMA 7200RPM HD 3.5LP
-----------------------------------------------------------------------------------------------------------------
    100004   03/16/1999     209733             2  LANDWARE GOTYPE! KB FOR 3COM PALM
-----------------------------------------------------------------------------------------------------------------
    100004   03/16/1999     217500             2  M-16PU SMARTMEDIA
-----------------------------------------------------------------------------------------------------------------
    100004   03/16/1999     222866             2  INFOVIEW VIDEO CONFENC'G
-----------------------------------------------------------------------------------------------------------------
    100004   03/16/1999     7944               2  BATT CHARGER LIBRETTO
-----------------------------------------------------------------------------------------------------------------
    100004   03/17/1999     125218             2  168 Pin - 128Mb Ecc-100Mhz- Unbuffered- CI3
-----------------------------------------------------------------------------------------------------------------
    100004   03/17/1999     135996             2  VIKING - 2MB SMART MEDIA-3.3 VOLT-
-----------------------------------------------------------------------------------------------------------------
    100004   03/17/1999     182468             2  MARBLE MOUSE TRACKB 2BTN PS2/SER
-----------------------------------------------------------------------------------------------------------------
    100004   03/17/1999     188993             2  GAMEPAD PRO USB  MARCH 1999
-----------------------------------------------------------------------------------------------------------------
    100004   03/17/1999     189163             2  DESKSTAR 10GP 10.1GB UDMA HD 5400RPM 3.5LP
-----------------------------------------------------------------------------------------------------------------
    100004   03/17/1999     252951             2  PALM IIIX 4MB PDA W/ HOTSYNC CRADLE
-----------------------------------------------------------------------------------------------------------------
    100004   03/17/1999     49                 2  HP MATTE PHOTO PAP A-SIZE
-----------------------------------------------------------------------------------------------------------------
    100004   03/17/1999     49                 2  PHOTOSMART GLOSS A SIZE PHOTO PAP
-----------------------------------------------------------------------------------------------------------------
    100004   03/18/1999     101718             2  8MB HP LASERJET 4P 4MP 6MP
-----------------------------------------------------------------------------------------------------------------
    100004   03/18/1999     117716             2  BLANK CHECKS TAN 3-UP CCC PERSONAL
-----------------------------------------------------------------------------------------------------------------
    100004   03/18/1999     139730             2  PDR SM16
-----------------------------------------------------------------------------------------------------------------
    100004   03/18/1999     147468             2  NIMH NICAD BATT CHRG W/ 4AA NIMH BATT
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
    100004   03/18/1999     186172             2  FETH 5RJ45 SA HUB
-----------------------------------------------------------------------------------------------------------------
    100004   03/18/1999     203823             2  110CT 5/233 MMX 32MB 4.3GB 7.1FT W98
-----------------------------------------------------------------------------------------------------------------
    100004   03/18/1999     204977             2  WEBRACER PS2/SER MOUSE W/SCROLL PAD 8FT CORD
-----------------------------------------------------------------------------------------------------------------
    100004   03/18/1999     258343             2  PC-DVD ENCORE 5X/DXR3 VARPAK BROWN BOX
-----------------------------------------------------------------------------------------------------------------
    100004   03/18/1999     5408               2  UNI 24 24DBI DIR ANT FOR BREEZECOM D MODEL
-----------------------------------------------------------------------------------------------------------------
    100004   03/19/1999     146641             2  V.90 MODEM INTERNET KIT
-----------------------------------------------------------------------------------------------------------------
    100004   03/19/1999     180980             2  PC GAMEPAD PRO AND EA SPORTS MADDEN FOOTBALL '97 BUNDLE
-----------------------------------------------------------------------------------------------------------------
    100004   03/19/1999     203789             2  TDK COMPACT FLASH MEMORY CARD 32MB
-----------------------------------------------------------------------------------------------------------------
    100004   03/19/1999     218514             2  CASE ATX MT MID 235W 3 5.25 4 3.5 BGE CE FCC
-----------------------------------------------------------------------------------------------------------------
    100004   03/19/1999     238767             2  64MB MUSHKIN CAS2 PC100 SDRAM
-----------------------------------------------------------------------------------------------------------------
    100004   03/19/1999     31133              2  ZIP DISK 100MB IBM PFM
-----------------------------------------------------------------------------------------------------------------
    100004   03/22/1999     146357             2  WAVE LINK RF REMOTE TRANSMITTER/RECEIVER
-----------------------------------------------------------------------------------------------------------------
    100004   03/22/1999     146649             2  10/20GB TR5 INTERNAL IDE TAPE DRIVE
-----------------------------------------------------------------------------------------------------------------
    100004   03/22/1999     163388             2  NINO PREMIER TRAVELING CASE LEATHER CASE
-----------------------------------------------------------------------------------------------------------------
    100004   03/22/1999     187243             2  SYMPHONY CORDLESS ISA CARD PNP
-----------------------------------------------------------------------------------------------------------------
    100004   03/22/1999     191574             2  VIKING - 16MB EDO MEM MODULE-OEM EQUIV # C4137A
-----------------------------------------------------------------------------------------------------------------
    100004   03/22/1999     193466             2  48MB COMPACTFLASH FLCARD MEM
-----------------------------------------------------------------------------------------------------------------
    100004   03/22/1999     194467             2  IPC34080B 5BAY 4U HEIGHT 7 LONG RACKMOUNT ATX CHASSIS BLACK
-----------------------------------------------------------------------------------------------------------------
    100004   03/22/1999     209733             2  LANDWARE GOTYPE! KB FOR 3COM PALM
-----------------------------------------------------------------------------------------------------------------
    100004   03/22/1999     217642             2  17IN/16V 27MM 1280X1024 85HZ ULTRA 75B TCO92 OSD BLACK HOUSI
-----------------------------------------------------------------------------------------------------------------
    100004   03/22/1999     2977               2  DYNAMITE 128/VIDEO ET6000 2MB MDRAM PCI
-----------------------------------------------------------------------------------------------------------------
    100004   03/22/1999     54383              2  IRDA CONNECTOR
-----------------------------------------------------------------------------------------------------------------
    100004   03/22/1999     63037              2  DT8000 TR4 4/8GB QIC3095 FOR T4000 1PK
-----------------------------------------------------------------------------------------------------------------
    100004   03/24/1999     129452             2  DESKSTAR 10GXP 10.1GB UDMA 7200RPM HD 3.5LP
-----------------------------------------------------------------------------------------------------------------
    100004   03/24/1999     129452             2  VELOCITY 4400 AGP 16MB SDRAM RETAIL
-----------------------------------------------------------------------------------------------------------------
    100004   03/24/1999     131546             2  7FT PATCH CABLE GRN FAST CAT 5
-----------------------------------------------------------------------------------------------------------------
    100004   03/24/1999     131546             2  NETGEAR 10/100 2PAR PSVR
-----------------------------------------------------------------------------------------------------------------
    100004   03/24/1999     138324             2  LR600 600VA LINE CONDITIONER
-----------------------------------------------------------------------------------------------------------------
    100004   03/24/1999     163883             2  1PK TRAVAN TR4 4/8 GB CART
-----------------------------------------------------------------------------------------------------------------
    100004   03/24/1999     181435             2  IEEE 1284 PAR PR A/A 6FT DB25M DB25F
-----------------------------------------------------------------------------------------------------------------
    100004   03/24/1999     252933             2  BARBIE TALK WITH ME CD WIN/W95
-----------------------------------------------------------------------------------------------------------------
    100004   03/24/1999     252933             2  PALMV HARD CASE FOR PALM V ONLY
-----------------------------------------------------------------------------------------------------------------
    100004   03/25/1999     195139             2  MONSTER 3D II PCI 12MB VIDACCEL ADD-IN X100
-----------------------------------------------------------------------------------------------------------------
    100004   03/26/1999     135996             2  VIKING - 2MB SMART MEDIA-3.3 VOLT-
-----------------------------------------------------------------------------------------------------------------
    100004   03/26/1999     136000             2  VIKING - 8MB SMART MEDIA-3.3 VOLT-


-----------------------------------------------------------------------------------------------------------------
    100004   03/26/1999     150489             2   MULTIMODEM ZDX EXT 19.2 D/F ASYNC MODEM
-----------------------------------------------------------------------------------------------------------------
    100004   03/26/1999     197959             2   20PK 13.6GB UDMA HD 3.5LP 5400RPM DIAMONDMAX 3400
-----------------------------------------------------------------------------------------------------------------
    100004   03/26/1999     211446             2   RIO PMP 300 PRTBL MUSIC PLAYER 32MB
-----------------------------------------------------------------------------------------------------------------
    100004   03/26/1999     223391             2   MOBILEPRO 770 H/PC PDA
-----------------------------------------------------------------------------------------------------------------
    100004   03/26/1999     238767             2   64MB MUSHKIN CAS2 PC100 SDRAM
-----------------------------------------------------------------------------------------------------------------
    100004   03/26/1999     52014              2   XTERMINATOR
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     025024             2   CASE BGE ATX MID 250W 4 5.25 3 3.5 W/ FDD FCC
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     046613             2   MICRO DRY CYAN CART
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     046613             2   MICRO DRY MAGENTA CART
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     046613             2   MICRO DRY YELLOW CART
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     080651             2   3PIN CHASSIS FAN FOR TX MBD H/W MONITORING
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     108964             2   CASE BGE ATX MT 230W W/ 3.5 FD
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     139903             2   4MBX32-70NS 16MB SODIMM 72 PIN INDUSTRY STANDARD
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     150668             2   SS870 TONER MOD FOR USE W/SS870 LASER
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     182769             2   DIMAGE QUEST NIMH BATTERY - SET OF 4
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     192602             2   1PK 10GB TAPE CART FOR SUPERSTATION DRV ONLY
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     194453             2   ECONOBLACK INK CARTRIDGE FOR MD-5000 (REVERSIBLE 20 TIME
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     198149             2   EPSON 400/500/600/700 PHOTO STYLUS PRINTER INKJET CARTRIDGE
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     200142             2   MICRO TERMINATOR 2-BTN JOYSTICK BLACK W/ TURBO-FIRE & TRIM C
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     226378             2   128MB DELL INSPIRON
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     239029             2   48MB COMPACTFLASH FLCARD MEM
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     279529             2   CREATIVE PC DVD ENCORE6X W/ DXR3 DECODER
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     279529             2   NVIDIA TNT AGP VID CARD 16MB W/TV OUTPUT
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     436451             2   25FT CATEGORY 5 UTP CABLE
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     452223             2   BARBIE TALK WITH ME CD WIN/W95
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     4848               2   VIKING - 72 PIN - 32MB NON-PARITY MEMORY MODULE 70NS GOLD LE
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     664197             2   3FT CABLE PR DB25M C36M PAR IEEE 1284
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     664351             2   6FT VGA SVGA COAX CABLE HDDB15M HDDB15M
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     966328             2   MOBILEPRO 770 H/PC PDA
-----------------------------------------------------------------------------------------------------------------
    100004   04/01/1999     VAN 10177          2   EPSON 400/600/800/1520 STYLUS PRINTER INKJET CARTRIDGE - COL
-----------------------------------------------------------------------------------------------------------------
    100004   04/02/1999     97313              2   CD STOMPER LABEL REFILLS
-----------------------------------------------------------------------------------------------------------------
    100004   04/05/1999     182769             2   DIMAGE QUEST (NIMH) CHARGER W/4 RECHARGEABLE BATTERIES
-----------------------------------------------------------------------------------------------------------------
    100004   04/05/1999     202337             2   48X READER EIDE BLASTER CD
-----------------------------------------------------------------------------------------------------------------
    100004   04/05/1999     31900              2   640MB REWRITABLE OPTICAL MEDIA 5PK UNFORMATTED
-----------------------------------------------------------------------------------------------------------------
    100004   04/05/1999     463118             2   PRECISE MOUSING SURFACE MOUSE PAD PURPLE
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
100004 04/05/1999  664351       2  6FT VGA SVGA COAX CABLE HDDB15M HDDB15M
---------------------------------------------------------------------------------------
100004 04/05/1999  VIKIH3578NP  2  VIKING - 32MB MEM MODULE-OEM EQUIV # D3578A
---------------------------------------------------------------------------------------
100004 04/05/1999  VIKISSFDC3/8 2  VIKING - 8MB SMART MEDIA-3.3 VOLT-
---------------------------------------------------------------------------------------
100004 04/06/1999  069881       2  64MB MUSHKIN CAS2 PC100 SDRAM
---------------------------------------------------------------------------------------
100004 04/06/1999  105197       2  TWIN COOLING FANS 3.5 HD IN 5.25 DRIVEBAY
---------------------------------------------------------------------------------------
100004 04/06/1999  110785       2  MONSTER 3D II PCI 12MB VIDACCEL ADD-IN X100
---------------------------------------------------------------------------------------
100004 04/06/1999  110787       2  RIO PMP 300 PRTBL MUSIC PLAYER 32MB
---------------------------------------------------------------------------------------
100004 04/06/1999  152653       2  AC ADAPTER EH-30 FOR THE COOLPIX 900
---------------------------------------------------------------------------------------
100004 04/06/1999  166307       2  CDR DOUBLE JEWEL CASE - 10-PK
---------------------------------------------------------------------------------------
100004 04/06/1999  186199       2  QUICKCAM VC - USB
---------------------------------------------------------------------------------------
100004 04/06/1999  200804       2  2MB NEC MODEL 95
---------------------------------------------------------------------------------------
100004 04/06/1999  202551       2  5005 DREAM HOME PLANS
---------------------------------------------------------------------------------------
100004 04/06/1999  211446       2  ETH FETH 10BTX 100BTX MOD SWCH MOD TO ES3508A 4RJ4
---------------------------------------------------------------------------------------
100004 04/06/1999  211446       2  ETH SWCH 25PT 10B5 AUI 2PT FETH
---------------------------------------------------------------------------------------
100004 04/06/1999  211675       2  PRO/100 SMART FETH PCI RJ45 SVR NIC 10/100
---------------------------------------------------------------------------------------
100004 04/06/1999  224468       2  50X READER IDE DRIVE KIT W/MANUAL,AUDIO&DATA CABLE
---------------------------------------------------------------------------------------
100004 04/06/1999  226140       2  STYLUS COLOR 900 COLOR INK CART
---------------------------------------------------------------------------------------
100004 04/06/1999  243680       2  DREAMWEAVER V2.0 FIREWORKS V2.0 CD W9X/NT
---------------------------------------------------------------------------------------
100004 04/06/1999  36           2  1FT IBM THINKPAD Y CABLE 6PIN MINI DIN M 2 6PIN MI
---------------------------------------------------------------------------------------
100004 04/06/1999  448405       2  KNE20BT ETH ISA RJ45 BNC NIC 6-PK PNP
---------------------------------------------------------------------------------------
100004 04/06/1999  52014        2  XTERMINATOR
---------------------------------------------------------------------------------------
100004 04/06/1999  640132       2  FASTTRAK RAID CONTROLLER FOR EIDE DRVS RETAIL BOX
---------------------------------------------------------------------------------------
100004 04/06/1999  VIKIMVPCI/1  2  VIKING - 1MB VIDEO MODULE-OEM EQUIV # M3787LL/A
---------------------------------------------------------------------------------------
100004 04/07/1999  101765       2  1PK 8MM 160M DAT TAPE CART EXABYTE 8505
---------------------------------------------------------------------------------------
100004 04/07/1999  161044       2  USB CABLE 2 METER (6FT) A - B 24 GUAGE
---------------------------------------------------------------------------------------
100004 04/07/1999  252969       2  ARTEC ACD-40X IDE INTERNAL CD-ROM DRIVE
---------------------------------------------------------------------------------------
100004 04/07/1999  252969       2  SOUNDMAKER 3DX FULL DUP PNP SC W/CRYSTAL CHIPST
---------------------------------------------------------------------------------------
100004 04/08/1999  196629       2  48MB COMPACTFLASH CARD COMPACTFLASH STORAGE
---------------------------------------------------------------------------------------
100004 04/08/1999  212384       2  ACTIUS LONG LIFE BATTERY FOR USE WITH ALL ACTIUS
---------------------------------------------------------------------------------------
100004 04/09/1999  135725       2  64MB MUSHKIN PC100 SDRAM 8X64
---------------------------------------------------------------------------------------
100004 04/09/1999  135725       2  CASE ATX MT MID 235W 3 5.25 4 3.5 BGE CE FCC
---------------------------------------------------------------------------------------
100004 04/09/1999  135725       2  DESKSTAR 10GP 10.1GB UMDA HD 5400RPM 3.5LP
---------------------------------------------------------------------------------------
100004 04/09/1999  145918       2  MAC3045SP 4.5GB WSCSI HD 3.5 LP 7.5MS 10000 RPM
---------------------------------------------------------------------------------------
100004 04/09/1999  145918       2  ULTRASTAR 9ES 4.5GB ULTRA 2 SCSI 7200RPM 68 PIN LP
---------------------------------------------------------------------------------------
100004 04/09/1999  252951       2  PALM IIIX 4MB PDA W/ HOTSYNC CRADLE
---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
100004 04/13/1999  16804        2  OMNIVIEW CABLE KIT 3 CABLES
---------------------------------------------------------------------------------------
100004 04/13/1999  193791       2  EASIDOCK PORT REPL W/ETH TPAD 770 SERIES
---------------------------------------------------------------------------------------
100004 04/13/1999  MUSH12023    2  32MB COMPACT FLASH MEMORY CARD
---------------------------------------------------------------------------------------
100004 04/14/1999  ?6710051201  2  E-CAM VIDEO E-MAIL CAMERA SNGLE FULL MOTION,COLOR VIDEO,E-MA
---------------------------------------------------------------------------------------
100004 04/14/1999  18702        2  1MB MEMORY MODULE HP EQUIV - C2024A
---------------------------------------------------------------------------------------
100004 04/14/1999  193473       2  DAYTIMERS ORGANIZER 2000 WINDOWS - 5 USER
---------------------------------------------------------------------------------------
100004 04/14/1999  194502       2  ATX MBD PENT ALI1541 5PCI 2ISA AGP 3DM PCISND
---------------------------------------------------------------------------------------
100004 04/14/1999  200142       2  MICRO TERMINATOR 2-BTN JOYSTICK BLACK W/ TURBO-FIRE & TRIM C
---------------------------------------------------------------------------------------
100004 04/14/1999  200898       2  VIKING - 256MB REGISTERED ECC CL2 DIMM
---------------------------------------------------------------------------------------
100004 04/14/1999  78348        2  MOUSE IN A BOX - SCROLL
---------------------------------------------------------------------------------------
100004 04/16/1999  142374       2  3L-1 LIGHTNING ARRESTOR FOR BREEZENET ANT
---------------------------------------------------------------------------------------
100004 04/16/1999  142374       2  UNI 13P 13DBI DIR ANT FOR BREEZECOM D MODEL
---------------------------------------------------------------------------------------
100004 04/16/1999  198148       2  EPSON 400/600/800/1520 STYLUS PRINTER INKJET CARTRIDGE - COL
---------------------------------------------------------------------------------------
100004 04/16/1999  198148       2  EPSON 800, 800N, 850,/1520 STYLUS PRINTER INKJET CARTRIDGE -
---------------------------------------------------------------------------------------
100004 04/16/1999  258319       2  EXPERT 18.0GB UDMA ATA/66 7200RPM HD 3.5IN 8.5MS
---------------------------------------------------------------------------------------
100004 04/20/1999  104552       2  KYBD 107KEY WIN98 BIEGE PS/2 SOFT TOUCH WNT4.0
---------------------------------------------------------------------------------------
100004 04/20/1999  146188       2  ATX MBD PII 440BX DCPU 4PCI 3ISA AGP 4DM LDCM
---------------------------------------------------------------------------------------
100004 04/20/1999  162488       2  1PK SUPERDISK MAC LS-120 DISK MAC FORMAT
---------------------------------------------------------------------------------------
100004 04/20/1999  164322       2  32MB MUSHKIN 72PIN EDO SIMM 8X32
---------------------------------------------------------------------------------------
100004 04/20/1999  195139       2  64MB MUSHKIN CAS2 PC100 SDRAM
---------------------------------------------------------------------------------------
100004 04/20/1999  198149       2  EPSON 400/500/600/700, PHOTO STYLUS, PRINTER INKJET CARTRIDG
---------------------------------------------------------------------------------------
100004 04/20/1999  198149       2  EPSON 400/600/800/1520 STYLUS PRINTER INKJET CARTRIDGE - COL
---------------------------------------------------------------------------------------
100004 04/20/1999  198653       2  LUCENT PCI V.90 56K DFV ASYNC PC MODEM WIN
---------------------------------------------------------------------------------------
100004 04/20/1999  205142       2  DREAMWEAVER V2.0 CD W9X/NT
---------------------------------------------------------------------------------------
100004 04/20/1999  226893       2  EASYPARALLEL 16BIT ISA PARALLEL ADPT IEEE 1284
---------------------------------------------------------------------------------------
100004 04/20/1999  226893       2  PALM CABLE PCHOTSYNC ACCESSORY(FOR PALM&XXX)
---------------------------------------------------------------------------------------
100004 04/20/1999  226893       2  STYLUS COLOR 900 COLOR INK CART
---------------------------------------------------------------------------------------
100004 04/20/1999  226893       2  STYLUS COLOR 900 DOUBLE BLK INK CART
---------------------------------------------------------------------------------------
100004 04/20/1999  252952       2  PALM V 2MB PDA W/HOTSYNC CRADLE
---------------------------------------------------------------------------------------
100004 04/20/1999  VIKIH3133    2  VIKING - 8MB MEM MODULE-OEM EQUIV # C3133A
---------------------------------------------------------------------------------------
100004 04/21/1999  191709       2  PRINT CART FOR MFC970MC 750MC 770MC 870MC
---------------------------------------------------------------------------------------
100004 04/21/1999  217536       2  BRIDGE CONNECT TO PPGA FOR SLOT 1 MOTHERBOARDS
---------------------------------------------------------------------------------------
100004 04/21/1999  225548       2  CDRW 4X/4X/16X EXT SCSI
---------------------------------------------------------------------------------------
100004 04/21/1999  238767       2  64MB MUSHKIN CAS2 PC100 SDRAM
---------------------------------------------------------------------------------------
100004 04/21/1999  242659       2  3DFX VOODOO 3 3000 AGP 16MB SDRAM W/TV OUT
---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
100004 04/21/1999  252952       2  PALM V 2MB PDA W/HOTSYNC CRADLE
---------------------------------------------------------------------------------------
100004 04/21/1999  77407        2  INFOTALK IT3000 INET TELEPHONY DEVICE
---------------------------------------------------------------------------------------
100004 04/22/1999  126177       2  NIC ETH PCCARD RJ45 BNC PCMCIA NIC
---------------------------------------------------------------------------------------
100004 04/22/1999  134601       2  THE OPERATIONAL ART OF WAR
---------------------------------------------------------------------------------------
100004 04/22/1999  136000       2  VIKING - 8MB SMART MEDIA-3.3 VOLT-
---------------------------------------------------------------------------------------
100004 04/22/1999  181439       2  10FT CISCO CAB-V35MT DB60M TO V.35M
---------------------------------------------------------------------------------------
100004 04/22/1999  224681       2  MOUSEMAN WHEEL USB/PS2 4BTN
---------------------------------------------------------------------------------------
100004 04/22/1999  259099       2  SC30 30GB INT SCSI DIGITL 5.25HH DRV
---------------------------------------------------------------------------------------
100004 04/22/1999  442669       2  MOUSEMAN WHEEL USB/PS2 4BTN
---------------------------------------------------------------------------------------
100004 04/22/1999  74884        2  IBM WTY SERVICEPAC PC 3YR 9X5 NEXT BUS DAY M-F
---------------------------------------------------------------------------------------
100004 04/23/1999  172083       2  INTERNAL SCSI-2 DVD RAM KIT
---------------------------------------------------------------------------------------
100004 04/23/1999  209196       2  19IN/18.0V 26MM 1600X1200 75HZ 9GLRS VESA DDC1/2B
---------------------------------------------------------------------------------------
100004 04/23/1999  217956       2  CDR 650MB 74MIN RED,GREEN,ORANG YELLOW, 100-PK SPINDLE, 1X,2
---------------------------------------------------------------------------------------
100004 04/29/1999  18728        2  VIKING - 16MB MEMORY MODULE (3.3 VOLT) AST EQUIV - 501392-0
---------------------------------------------------------------------------------------
100004 04/30/1999  150557       2  USB CAMERAMATE COMPACT FLASH AND SMARTMEDIA READER
---------------------------------------------------------------------------------------
100004 04/30/1999  17416        2  64MB MEM COMPAQ LTE5000/5100/5200
---------------------------------------------------------------------------------------
100004 04/30/1999  279636       2  VIKING - 8MB SSFDC - 3.3VOLT  -
---------------------------------------------------------------------------------------
100004 05/03/1999  ?452223V     2  Talk With Me Barbie
---------------------------------------------------------------------------------------
100004 05/03/1999  136000       2  STYLUS COLOR 900 900N COLOR INK CART
---------------------------------------------------------------------------------------
100004 05/03/1999  136000       2  VIKING - 8MB SSFDC - 3.3 VOLT
---------------------------------------------------------------------------------------
100004 05/03/1999  188993       2  GAMEPAD PRO USB MARCH 1999
---------------------------------------------------------------------------------------
100004 05/04/1999  172144       2  APIC MOD FOR DUAL PII FOR M720 MBD
---------------------------------------------------------------------------------------
100004 05/04/1999  17416        2  VIKING - FAX/MODEM 56K PC CARD MODEM  -
---------------------------------------------------------------------------------------
100004 05/04/1999  939523       2  PALMV 2MB PDA W/ HOTSYNC CRADLE PALM
---------------------------------------------------------------------------------------
100004 05/05/1999  102607       2  256KB CACHE APTIVA 510 2168-62P 530 2144-66P
---------------------------------------------------------------------------------------
100004 05/05/1999  142374       2  AP-10D PRO.11 D MODEL ACCESS POINT ETH BRG
---------------------------------------------------------------------------------------
100004 05/05/1999  142374       2  SA-10 PRO.11 1-PORT WLS ETH STA ADPT 2DB W/ANT
---------------------------------------------------------------------------------------
100004 05/05/1999  142374       2  SA-10D PRO.11D MODEL 1 STATION BRG
---------------------------------------------------------------------------------------
100004 05/05/1999  191718       2  CISCO 1005 SPECIAL
---------------------------------------------------------------------------------------
100004 05/05/1999  209674       2  4PK ZIP MAC 250 DISK FOR MAC
---------------------------------------------------------------------------------------
100004 05/05/1999  22691        2  ZIP PLUS 100MB PPT FOR PC OR MAC W/ AUTODETECT
---------------------------------------------------------------------------------------
1004426 03/09/1999  125872       2  USB 3-BTN MOUSE FOR USB PCS, COMPAT W/WIN 98
---------------------------------------------------------------------------------------

                                     SCHEDULE "Q"

          GUIDELINES FOR USING DISTRIBUTOR TRADEMARKS AND DISTRIBUTOR LOGOS

Distributor permits COREL to use its logos and trademarks in both plain word and stylized form (the "Distributor Marks") for the purpose of promoting and advertising Distributor's products or services, provided COREL complies with the following guidelines:

(i) The Distributor Marks may only be used in relation to Distributor's products or services. This means that COREL may not display the Distributor Marks on any non-Distributor product or service including any associated packaging, documentation, advertising or other materials in a manner that suggests that such product or service is a Distributor product or service, that Distributor or any of the Distributor Marks are associated with such product or service or that Distributor is affiliated with, endorses or sponsors COREL or any of such products or services.

(ii) Distributor will provide COREL with any artwork or graphics for the Distributor Marks. The artwork or graphics may not be altered in any way.

(iii) When displayed, the Distributor Marks must stand alone. A minimum amount of empty space must be left between the Distributor Marks and any other object such as type, photography, borders, edges, etc. The required border of empty space around the Distributor Marks must be 1/2x wide where x is the height of the Mark.

(iv) You may not combine the Distributor Marks with any other feature including, but not limited to, other logos, words, graphics, photos, slogans, numbers, design features, or symbols. Further, you may not display your own logos or marks or other text or graphics in the same or similar get-up, graphics, look, or trade-dress as the Distributor Marks.

(v) The Marks must not be used in a manner that, in Distributors's judgment, may diminish or otherwise damage Distributor's goodwill in the Distributor Marks, including but not limited to uses which could be deemed to be obscene, pornographic, or otherwise in poor taste or unlawful, or which purpose or objective is to encourage unlawful activities.

(vi) You must place an asterisk (*) or similar notation mark beside the first use of a Distributor Mark and include the following attribution statement on the materials in which the Distributor Marks are featured.

          "* Trademark(s) of ShopNow.com Inc."

                                     SCHEDULE "R"

                                   CUSTOMER SERVICE

A.        SERVICES

1. Distributor shall provide all Customer, Reseller and/or Affiliates support for use of Distributor System and Distributor Web Site including, but not limited to, credit card processing and downloading of Products on Customer's hard disk. All Customer inquiries relating to the Software, the system and/or the store that existed prior to the Distributor System and the Store ("COREL Support") shall be directed to the number mutually agreed upon by the parties and such inquiries shall also be documented in an e-mail message and sent to COREL Customer service. Distributor's representatives shall direct all requests that fall within Corel Support to Corel according to methods agreed to by the parties. In addition, in the event a Customer becomes irate or requests to be transferred to a COREL customer service center, Distributor shall immediately transfer such Customer to the COREL customer service center designated by COREL. Upon delivery of Version 1.2 of the Store (as defined in Schedule H), or such other time as the parties shall mutually agree, such transfer shall occur without such Customer having to make an additional call.

2. Distributor shall establish an 800 telephone line and fax line available to Customers worldwide which are dedicated to customer service for the Distributor System and the Store. Upon delivery of Version 1.2 of the Store (as defined in Schedule H), or such other time as the parties shall mutually agree, such lines shall be transferable and/or assignable to COREL upon termination or expiration of this Agreement. Distributor shall ensure that the IVR is customized to indicate to Customers that they have called for customer service relating to the Distributor System and/or the Store. In addition, Distributor shall establish an e-mail address for Customers to contact Distributor representatives for customer service. Distributor shall also provide an automated e-mail response system within four (4) months of the Effective Date unless otherwise agreed to by the parties. All e-mails relating to Corel Support shall be forwarded to the Corel Account Manager.

3. Distributor shall perform customer service twenty four (24) hours per day, seven (7) days a week in English, French and Spanish. Additional foreign language services may be provided by Distributor upon mutual written agreement between the parties.

4. Distributor shall receive and respond to Customer telephone, fax and e-mail inquiries within twenty-four (24) hours of Customer's initial inquiry to Distributor.

5. Distributor shall develop an internal escalation process whereby a Customer can contact a designated representative within Distributor should it be necessary for problem escalation. In the event Distributor cannot satisfactorily resolve a Customer inquiry, Distributor shall escalate such Customer inquiry to COREL's Account Manager and shall provide COREL's Account Manager with all details regarding the escalated Customer inquiry. Distributor shall use its best efforts, which in no event shall be less than the Customer's reasonable expectations, to resolve Customer issues. Upon escalation to COREL by Distributor, COREL shall assume responsibility for the resolution of the escalated call; document the problem and its resolution. Upon delivery of Version 1.2 of the Store (as defined in Schedule H), or such other time as the parties shall mutually agree, Distributor shall ensure that it has the ability to transfer Customers both internally and externally to COREL customer service representatives without requiring Customers to place an additional call or without having to call back the Customers (i.e. a Hot Transfer). In addition, Distributor shall use best efforts to ensure that Customers are not required to repeat their request upon transfer.

6. COREL shall assume responsibility for the resolution of the escalated calls only for those escalated calls under paragraph 5 that have not previously been escalated to COREL and resolved by COREL. In other words, once COREL has resolved a Customer issue and documented such resolution in COREL's knowledge base or other resource provided by COREL to Distributor, it is expected that Distributor shall thereafter be able to resolve this Customer issue without escalation to COREL.

7. Distributor shall ensure that when Customers are in the hold queue a promotional message is played. Such promotional message shall be provided to Distributor by COREL from time to time.

8. Distributor shall have the ability to upsell and cross-sell COREL products and may do so upon COREL'S consent. Scripts for upselling and cross-selling shall be provided to Distributor by COREL.

9. At all times, Distributor shall have a minimum of fourteen (14) customer service personnel, of which a minimum of six (6) shall be dedicated only to COREL and the Store. In the event that the call volume increases and it is agreed to by the parties that additional customer service personnel are required, Distributor shall ensure that such additional customer service personnel are appointed according to terms mutually agreed upon. For the first three (3) month period of this Agreement, Distributor shall have one
     (1) additional COREL dedicated customer service personnel available at all times to assist the transition team for all issues arising as a result of the re-opening of the Store.

10. Distributor shall ensure that all customer service personnel have adequate telephone skills, are given proper telephone training before they provide customer service to Customers and have received the appropriate training to upsell and cross-sell COREL products. In addition, Distributor shall ensure that a minimum of one (1) senior customer service representative is technically knowledgeable about the visual content industry and the use and application of the products available in the Corel studio and that such person is available at all times.

11. Distributor shall on a weekly basis, send a post-shipment email survey, approved in writing by COREL, to a minimum of ten percent (10%) of Customers who have purchased Software and/or Merchandise from the Store in the previous seven (7) day period (up to a maximum of one hundred (100) Customers) regarding their purchase experience on the Store. Upon COREL's consent, for those Customers who purchased by telephone, Distributor shall administer the post-shipment survey to Customers by telephone.

12. Distributor shall ensure that it has the ability to process Customer product returns. In the event that a Customer returns a product that was not purchased from Distributor, Distributor shall direct such Customers to COREL's customer service center. Distributor shall accept Software returns in accordance with COREL's return policy in effect from time to time.

13. Distributor shall send an e-mail message to the list of Customers provided by COREL, informing them of the re-opening of the Store. Such message shall require the prior written approval of COREL.

B.   GUIDELINES

1. Distributor is to provide Customers with answers to customer service questions relating to the Software using information provided by COREL and information learned by Distributor.

2. Each Distributor employee performing customer service shall identify their name and state "COREL On-Line Store, < name > speaking, how may I help you", or some other language that is mutually agreeable to the parties, at the start of each call with a Customer.

3.   Distributor shall adhere to the following minimum performance guidelines:

     - Abandoned customer service calls shall not exceed 5% of total calls on a monthly basis.

     - Eighty-six percent (86%) of calls shall be answered within 15 seconds and the average speed of answer per call shall not exceed thirty (30) seconds.

     - E-mails received before 4:00 p.m. EST will be answered the same day. E-mails received after 4:00 p.m. EST will be answered within 24 hours.

     - The average hold time (time Customer is put on hold) per call shall not exceed forty (40) seconds.

4.   Distributor shall adhere to the following call queuing process:

     (i)    Queue call to Corel skill group - Check for available agents
     (ii)   Caller hears one ring cycle (approx. 6 seconds)
     (iii)  Wait time approx. 12 seconds hearing music
     (iv)   1st announcement
     (v)    Wait approx. 30 seconds hearing music
     (vi)   2nd announcement
     (vii)  Wait approx. 30 seconds hearing music
     (viii) Re-play 2nd announcement.
     (ix)   Wait approx. 15 seconds hearing music
     (X)    Go to voice mail box for caller to leave message

ANNOUNCEMENTS:

1ST ANNOUNCEMENT: "Thank you for calling "COREL ONLINE STORES" all of our agents are currently busy assisting other callers. Please hold, and your call will be answered by the next available agent."

2ND ANNOUNCEMENT: "Please continue to hold, your call is important to us, and will be answered in the order it was received."

VOICE MAIL ANNOUNCEMENT: "Thank you for calling Corel Online Stores. Due to unusually high call volume, we were unable to answer your call at this time. Please leave your name, telephone number, and a brief message and we will return your call shortly."

NETWORK ANNOUNCEMENTS:
High call volume: "Thank you for calling Corel Online Stores. We apologize that we are unable to answer your call at this time due to extreme call volume. Please try your call again later."

These customer service guidelines shall be subject to reasonable changes by COREL, at COREL's sole discretion, from time to time.

C.   CUSTOMER SERVICE MATERIALS
COREL shall provide Distributor with COREL's standard customer service policies and historical purchase data for the Store no later than the Effective Date.
In addition, COREL shall provide Distributor with response scripts and escalation guidelines when available.

D.   REPORT

Distributor shall provide to COREL a monthly report no later than the tenth
(10th) day after the end of the month for which the report is being provided which shall capture the following information or other information as reasonably requested by COREL:

Inbound Customer calls
(i) Number of calls received;

(ii) Number of calls answered;
(iii) Number of calls abandoned;
(iv) Average waiting time per call;
(v) Type of call received;
(vi) Average talk time per call;
(vii) Number of calls which result in the sale of COREL product at the time of the call;
(viii) Number of e mails received;
(ix) Number of e mails answered; and
(x) Response provided to e mails answered.

Outbound Customer calls (calls made to Customer, which calls shall be made only as a result of a Customer request or if COREL has given its prior consent)
(i) Number of calls made;
(ii) Type of calls;
(iii) Length of Call; and
(iv) Number of calls which result in the sale of COREL product at the time of the call.

Additional Information:
Distributor shall provide the following additional information:

(i) company name, Customer's name, address, city, state or province, zip code or area code, telephone number, fax number and electronic email address;
(ii)      summaries of questions asked and answers provided by Distributor;
(iii)     the duration of the call;
(iv)      the call reference number;
(v)       the customer service person's name;
(vi)      the date of the call;
(vii)     Customer identification number;
(viii)    calls escalated to COREL;
(ix) number of requests for additional foreign language customer service and which languages;
(x)       Customer feedback from the follow-up purchase surveys;
(xi)      any site, shopping, process or process related Customer complaints;
(xii) questions relating to the Store or ESD services received by Customer prior to the date of execution of this Agreement; and
(xiii)    feedback on previous Customer experiences

     Note: Any support incident escalated to COREL must be reported whether or not the issue has been resolved at the time of reporting.

E. SHIPPING

Distributor shall ship to the locations listed below. This list is subject to export shipment restrictions:

Australia                     Germany                       Japan
Austria                       Great Britain                 Korea
Belgium                       Greece                        Liechtenstein
Canada                        Hong Kong                     Luxembourg
Denmark                       Iceland                       Monaco
Finland                       Ireland                       Netherlands
France                        Italy                         New Zealand

Norway                        Spain                         United Kingdom
Portugal                      Sweden                        United States
Singapore                     Switzerland
South Africa                  Taiwan

Shipping prices are dependent on the shipper's pricing policies and are subject to change.

Shipping - Domestic (Continental) U.S.


Shipping Carriers             Initial Cost   Per Pound   Delivery time
Standard Ground shipping      ----           ----        4-7 business days + processing
2nd day or blue label         $12.50+        $1.45       2 business days + processing
Next day, express, red        $19.00+        $1.85       1 business day + processing

SHIPPING - CANADIAN *

Shipping Carriers             Initial Cost   Per Pound   Delivery time
Standard Ground shipping      $9.95+         $0.50       4-7 business days + processing
Next day, express, red        $19.00+        $1.85       1 business day + processing


INTERNATIONAL SHIPPING * (EXCLUDING CANADA)

Shipping Carriers             Initial Cost   Per Pound   Delivery time

Express                       $21.95+        $4.50       48-72 hrs. + processing

APO/FPO SHIPPING

Shipping Carriers             Initial Cost   Per Pound   Delivery time**

USPS Express                  $16.95+        $1.85       24-48 hours+processing



* ALL INTERNATIONAL ORDERS may be subject to import taxes in addition to cost of the order

** Delivery time to U.S. military collection point

                                     SCHEDULE "S"

                 STOCK BALANCING GUIDELINES AND STOCK BALANCING FEES

The following Stock Balancing Guidelines (the "Guidelines") shall apply to all Merchandise and Schedule "B" Software returned to COREL by Distributor. COREL will grant a credit equal to the Merchandise Price and/or Schedule "B" Software Prices paid by Distributor for Merchandise and Schedule "B" Software returned in accordance with these Guidelines less any credits issued against the Merchandise and Schedule "B" Software under Section 7.03 of this Agreement ( the "Return Price").

Failure to follow these Guidelines will result in either rejection of an RMA request and/or return of any Merchandise and Schedule "B" Software received by COREL from Distributor at Distributor's sole cost and expense.

1.   STOCK BALANCING GUIDELINES

     1.1 Merchandise and Schedule "B" Software may be returned to COREL once per each COREL quarter (Q1 December 1st to February 28th (or February 29th) inclusive Q2 - March 1st to May 31st inclusive; Q3 - June 1st to August 31st inclusive; Q4 - September 1st to
            November 30th inclusive).

     1.2    All returns shall be at Distributor's sole cost and expense.

     1.3 Prior to any Merchandise and Schedule "B" Software return, Distributor must provide written notice to COREL specifying the Merchandise and Schedule "B" Software Distributor wishes to return and requesting a Return Material Authorization ("RMA"). This notice must be received by COREL no later than the fourteenth (14th) day after the end of the quarter for which the RMA is requested.

     1.4 The aggregate Return Price for Merchandise and Schedule "B" Software returns in any COREL quarter can not exceed an amount equal to three and three quarters percent (3.75%) of the total aggregate Merchandise Prices for Merchandise and Schedule "B" Software Prices for Schedule "B" Software delivered to Distributor by COREL during the immediately preceding four (4) COREL quarters less any credits issued against the Merchandise and Schedule "B" Software under Section 7.03 of this Agreement ("Return Price Limit").

     1.5 All Merchandise and Schedule "B" Software for which an RMA has been issued must be shipped to COREL by Distributor within thirty (30) days of the date of the RMA.

     1.6 No Merchandise or Schedule "B" Software may be returned by Distributor without a valid RMA from COREL.

     1.7 The acceptance of any Merchandise and Schedule "B" Software returned to COREL by Distributor pursuant to a valid RMA, and issuance of a credit for such returned Merchandise and Schedule "B" Software, shall be subject to review and inspection of the returned Merchandise and Schedule "B" Software by COREL upon receipt of such returned Merchandise and Schedule "B" Software at COREL's warehouse. Notwithstanding the issuance of an RMA by COREL, RMA credits shall only be provided for Merchandise and Schedule "B" Software actually received and approved by COREL For example, and without limiting the generality of this paragraph 1.7, COREL shall not provide the full RMA credit which may have been issued for partial returns or for Merchandise and Schedule "B" Software which is specified by Distributor under paragraph 1.3 as 'full retail' product but is determined upon inspection to be upgrade product.